UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Soliciting Material Under §240.14a-12
CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Consolidated Edison, Inc.

4 Irving Place

New York, NY 10003

Timothy P. Cawley

Chairman of the Board

Chief Executive Officer

April 3, 2023

Dear Stockholders:

The Annual Meeting of Stockholders of Consolidated Edison, Inc. with the Board of Directors and the Company’s management is scheduled for Monday, May 15, 2023, at 10:00 a.m., Eastern Daylight Time, remotely by visiting www.virtualshareholdermeeting.com/ED2023. We encourage stockholders to log into the virtual meeting by following the instructions provided in the proxy materials. The virtual meeting offers the same participation opportunities as an in-person meeting.

The accompanying Proxy Statement, provided to stockholders on or about April 3, 2023, contains information about matters to be considered at the Annual Meeting. At the Annual Meeting, stockholders will be asked to vote on the election of Directors, to ratify the appointment of independent accountants for 2023, to approve, on an advisory basis, named executive officer compensation, to conduct an advisory vote on the frequency of future advisory votes to approve named executive officer compensation, and to approve the Company’s 2023 Long Term Incentive Plan. To ensure that as many shares as possible are represented, we strongly recommend that you vote in advance of the Annual Meeting, even if you plan to attend.

Due to the impact of COVID-19, we held the 2020, 2021 and 2022 Annual Meetings by means of remote communications only (i.e., a virtual-only annual meeting). Based on stockholders’ and our experiences at those meetings, we believe our virtual meeting format offers stockholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.

Sincerely,

Timothy P. Cawley

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Monday, May 15, 2023, at 10:00 a.m., Eastern Daylight Time

Virtual Annual Meeting Website Address:

www.virtualshareholdermeeting.com/ED2023.

▪ If you hold your stock through an intermediary (i.e., a broker, bank, or other financial institution), please use the 16-digit voting control number that can be found on your voting instruction form, Notice of Internet Availability of proxy materials or email, as applicable, provided with your proxy materials to access the virtual Annual Meeting website.

▪ If you are a registered holder of Company Common Stock (i.e., you hold your shares through our transfer agent, Computershare) or participate in the Company’s Stock Purchase Plan, please note that the virtual Annual Meeting website will be hosted on a different website than the Computershare voting websites. The 15-digit control number you received allows you to vote your shares but does not provide direct access to the virtual Annual Meeting website. To access the virtual Annual Meeting website, you must request a 16-digit virtual meeting access (“VMA”) control number in advance. Advanced registration requests for VMA control numbers must be received no later than 5:00 p.m., EDT, on Monday, May 8, 2023 to allow adequate time for processing.

See “Questions and Answers About the 2023 Annual Meeting and Voting” beginning on page 102, for additional information about the virtual Annual Meeting and voting matters.

In Person Location:

The 2023 Annual Meeting will be held by means of remote communications only (i.e., a virtual-only meeting). Due to the impact of COVID-19, the Company held its 2020, 2021 and 2022 Annual Meetings virtually. Based on stockholders’ and our experiences at those meetings, we believe our virtual meeting format offers stockholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.

Items of Business:

a.   To elect as the members of the Board of Directors the eleven nominees named in the Proxy Statement
(attached hereto and incorporated herein by reference);

b.   To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2023;

c.   To approve, on an advisory basis, named executive officer compensation;

d.   To conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation;

e.   To approve the Company’s 2023 Long Term Incentive Plan; and

f.    To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

By Order of the Board of Directors,

Sylvia V. Dooley

Vice President and Corporate Secretary

Dated: April 3, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS’ MEETING TO BE HELD ON MONDAY, MAY 15, 2023. THE COMPANY’S PROXY STATEMENT AND ANNUAL REPORT, PROVIDED TO STOCKHOLDERS ON OR ABOUT APRIL 3, 2023, ARE AVAILABLE AT WWW.CONEDISON.COM/EN/INVESTORS/SHAREHOLDER-SERVICES

IMPORTANT!

Whether or not you plan to attend the meeting, we urge you to vote your shares of Company Common Stock by telephone, by Internet, or by completing and returning a proxy card or a voter instruction form, so that your shares will be represented at the Annual Meeting.

Consolidated Edison, Inc. Proxy Statement	i

ii	Consolidated Edison, Inc. Proxy Statement

Forward-Looking Statements

This Proxy Statement contains forward-looking statements that are intended to qualify for the safe-harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as “forecasts,” “expects,” “estimates,” “anticipates,” “intends,” “believes,” “plans,” “will,” and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made and speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors including, but not limited to, those discussed under “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Consolidated Edison, Inc. Proxy Statement	iii

Proxy Statement Summary

PROXY STATEMENT SUMMARY

This section highlights the proposals to be acted upon, as well as information about Consolidated Edison, Inc. (the “Company”), that can be found in this Proxy Statement and does not contain all of the information that you need to consider. Before voting, please carefully review the complete Proxy Statement and the Annual Report to Stockholders of the Company provided to stockholders on or about April 3, 2023, which includes the consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2022, and other information relating to the Company’s financial condition and results of operations. References to “Con Edison of New York,” “Orange & Rockland,” “Clean Energy Businesses,” and “Con Edison Transmission” throughout this Proxy Statement refer to the Company’s subsidiaries, Consolidated Edison Company of New York, Inc., Orange and Rockland Utilities, Inc., Con Edison Clean Energy Businesses, Inc. and its subsidiaries, and Con Edison Transmission, Inc. and its subsidiaries, respectively. On March 1, 2023, the Clean Energy Businesses were sold to RWE Renewables Americas LLC, a subsidiary of RWE Aktiengesellschaft.

2023 Annual Meeting of Stockholders (“Annual Meeting”)

Due to the impact of COVID-19, we held the 2020, 2021 and 2022 Annual Meetings by means of remote communications only (i.e., a virtual-only annual meeting). Based on stockholders’ and our experiences at those meetings, we believe our virtual meeting format offers stockholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.

▪ Date and Time	Monday, May 15, 2023, at 10:00 a.m., Eastern Daylight Time
▪ Virtual Annual Meeting Website Address

www.virtualshareholdermeeting.com/ED2023.

▪  If you hold your shares through an intermediary (i.e., a broker, bank, or other financial institution), please use the 16-digit voting control number that can be found on your voting instruction form, Notice of Internet Availability of proxy materials or email, as applicable, provided with your proxy materials to access the virtual annual meeting website.

▪  If you are a registered holder of Company Common Stock (i.e., you hold your shares through our transfer agent, Computershare) or participate in the Company’s Stock Purchase Plan, please note that the virtual annual meeting website will be hosted on a different website than the Computershare voting websites. The 15-digit control number you received allows you to vote your shares but does not provide direct access to the virtual Annual Meeting website. To access the virtual Annual Meeting website, you must request a 16-digit virtual meeting access (“VMA”) control number in advance. To initiate a VMA control number request, please e-mail Computershare at legalproxy@computershare.com, using the subject line “VMA Request.” Include your full name as it appears on your account and include a copy of your proxy card or notice of annual meeting. Alternatively, if you received your voting instructions via e-mail, you may forward or attach that e-mail. Computershare will provide you with an e-mail response within seven days of your request. The e-mail response will include your VMA control number and instructions to attend the virtual Annual Meeting. Please verify that you have received a response in advance of the virtual Annual Meeting. Advanced registration requests for VMA control numbers must be received no later than 5:00 p.m., EDT, on Monday, May 8, 2023 to allow adequate time for processing.

See “Questions and Answers About the 2023 Annual Meeting and Voting” beginning on page 102 for additional information about the virtual Annual Meeting and voting matters.

▪ Record Date & Voting	Stockholders of record at the close of business on March 20, 2023 are entitled to vote. On the record date, 346,437,853 shares of Company Common Stock were outstanding. Each outstanding share of Common Stock is entitled to one vote.
▪ Admission	Please follow the instructions contained in “Who Can Attend The Annual Meeting?” on page 106
▪ Proxy Website	www.conedison.com/en/investors/shareholder-services

Consolidated Edison, Inc. Proxy Statement	1

Proxy Statement Summary

Stockholder Voting Matters

Management Proposals		Board’s Voting Recommendation	Vote Required For Approval*	Broker Discretionary Voting Allowed	Page References (for more detail)
▪ Proposal No. 1	Election of Directors	For Each Nominee	Majority of Votes Cast	No	7
▪ Proposal No. 2	Ratification of the Appointment of Independent Accountants	For	Majority of Votes Cast	Yes	38
▪ Proposal No. 3	Advisory Vote to Approve Named Executive Officer Compensation	For	Majority of Votes Cast	No	40
▪ Proposal No. 4	Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation	For One Year	Plurality of Votes Cast	No	41
▪ Proposal No. 5	Approval of the Company’s 2023 Long Term Incentive Plan	For	Majority of Votes Cast	No	92

Footnote:

*

The presence at the Annual Meeting, either by means of remote communication or by proxy, of holders of a majority of the outstanding shares of Company Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its clients) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but are not considered votes cast with respect to the Election of Directors (Proposal No. 1), the Advisory Vote to Approve Named Executive Officer Compensation (Proposal No. 3), the Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation (Proposal No. 4), and the Approval of the Company’s 2023 Long Term Incentive Plan (Proposal No. 5), and have no effect on the vote. Abstentions are not considered as votes cast with respect to the Ratification of the Appointment of Independent Accountants (Proposal No. 2) and have no effect on the vote.

Director Nominees
Name / Age / Tenure / Independence	Primary Occupation / Career Highlight	Diversity	Committee Membership	Other U.S.-Listed Public Company Boards

Timothy P. Cawley, 58 Director since 2020 Not Independent Chairman of the Board	Chairman, President and Chief Executive Officer of the Company; Chairman and Chief Executive Officer of Con Edison of New York; former President of Con Edison of New York	White / Male	▪ Executive (Chair)	0

Ellen V. Futter, 73 Director since 1997 Independent	President Emerita, American Museum of Natural History	White / Female	▪ Executive ▪ Safety, Environment, Operations and Sustainability	1

John F. Killian, 68 Director since 2007 Independent	Former Executive Vice President and Chief Financial Officer, Verizon Communications Inc.	White / Male	▪ Audit (Chair) ▪ Corporate Governance and Nominating ▪ Executive ▪ Management Development and Compensation	1

Karol V. Mason, 65 Director since 2021 Independent	President, John Jay College of Criminal Justice	Black / African American / Female	▪ Corporate Governance and Nominating ▪ Safety, Environment, Operations and Sustainability	0

Dwight A. McBride, 55 Director since 2021 Independent	President, The New School	Black / African American / Male / LGBTQ+	▪ Management Development and Compensation ▪ Safety, Environment, Operations and Sustainability	0

2	Consolidated Edison, Inc. Proxy Statement

Proxy Statement Summary

Name / Age / Tenure / Independence	Primary Occupation / Career Highlight	Diversity	Committee Membership	Other U.S.-Listed Public Company Boards

William J. Mulrow, 67 Director since 2017 Independent	Senior Advisory Director, Blackstone	White / Male	▪ Finance ▪ Management Development and Compensation ▪ Safety, Environment, Operations and Sustainability	1

Armando J. Olivera, 73 Director since 2014 Independent	Former President and Chief Executive Officer, Florida Power & Light Company	Hispanic / Latino / Male	▪ Audit ▪ Executive ▪ Finance ▪ Safety, Environment, Operations and Sustainability (Chair)	2

Michael W. Ranger, 65 Director since 2008 Independent Lead Director	Senior Managing Director, Diamond Castle Holdings LLC	White / Male	▪ Audit ▪ Corporate Governance and Nominating (Chair and Lead Director) ▪ Executive ▪ Finance ▪ Management Development and Compensation	0

Linda S. Sanford, 70 Director since 2015 Independent	Former Senior Vice President, Enterprise Transformation, International Business Machines Corporation	White / Female	▪ Audit ▪ Corporate Governance and Nominating ▪ Finance	2

Deirdre Stanley, 58 Director since 2017 Independent	Executive Vice President and General Counsel, The Estée Lauder Companies, Inc.	Black / African American / Female	▪ Corporate Governance and Nominating ▪ Management Development and Compensation (Chair)	0

L. Frederick Sutherland, 71 Director since 2006 Independent	Former Executive Vice President and Chief Financial Officer, Aramark Corporation	White / Male	▪ Audit ▪ Finance (Chair) ▪ Management Development and Compensation	2

◾

Proposal No. 1: Election of Directors. The Board of Directors has nominated eleven Directors for election at the Annual Meeting and recommends the election of each of the eleven nominees. The table above provides certain information about the Director nominees.

◾	Proposal No. 2: Ratification of the Appointment of Independent Accountants. The Board recommends ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2023.

◾

Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation. The Board recommends the approval of, on an advisory basis, the compensation of the Named Executive Officers. The Company’s Named Executive Officers are identified in the “Compensation Discussion and Analysis–Introduction” on page 43.

◾

Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The Board recommends continuing to hold an annual vote, on an advisory basis, to approve the compensation of the Named Executive Officers.

◾

Proposal No. 5: Vote to Approve the Company’s 2023 Long Term Incentive Plan. The Board recommends the approval of the Company 2023 Long Term Incentive Plan. Information regarding the 2023 Long Term Incentive Plan is set forth in “Approval of the Company’s 2023 Long Term Incentive Plan” on pages 92 through 100.

Corporate Governance Practices

◾

Active, Year-Round, Stockholder Engagement. The Company engages with stockholders and accepts invitations to discuss matters of interest to them. Throughout 2022, the Company met with stockholders in a variety of formats including in-person and virtual formats, and discussed numerous topics, including Con Edison of New York’s and Orange and Rockland’s electric and gas rate filings, the Clean Energy Businesses strategic review and outcome, financial and operating performance, COVID-19 impacts, regulatory and political matters, environmental, social and governance (“ESG”) matters, including reporting, corporate governance, political lobbying, Con Edison of New York’s Climate Change Adaptation and Resiliency plan, the Company’s pursuit of net-zero-carbon-emission goals through the Company’s updated Clean Energy Commitment, and clean energy opportunities. The Company’s stockholder engagement team reports the results of their annual activities to the Corporate Governance and Nominating Committee and the Board to convey the feedback received from stockholders and to propose implementation of appropriate responses. During 2022, the Company engaged with stockholders holding in aggregate 45% of shares outstanding. (See “Stockholder Engagement” on pages 31 through 32 for additional information on stockholder engagement.)

Consolidated Edison, Inc. Proxy Statement	3

Proxy Statement Summary

◾

Risk Oversight. The Board and its committees oversee the Company’s policies and procedures for managing risks that are identified through the Company’s enterprise risk management program. (See “The Board of Directors—Risk Oversight” on page 18 for additional information on risk oversight.)

◾

Cybersecurity Risk Oversight. The Board and the Audit Committee oversee the Company’s cybersecurity risk management. The Company complies with regulatory cybersecurity requirements and is a leader in the development of new standards, regulations, and industry initiatives. (See “The Board of Directors—Cybersecurity Risk Oversight” on page 18 for additional information on cybersecurity risk oversight.)

◾	Strategic Planning. The Board oversees and reviews, at least annually, the Company’s strategic and business plans and objectives.

◾

Corporate Sustainability. The Company is firmly committed to sustainability, which is broadly overseen by the Board. The Board reviews and discusses various sustainability topics throughout the year and routinely considers environmental matters (including climate change) and assesses their impact on the Company’s operations, strategies and risk profile. (See “The Board of Directors—Corporate Sustainability” on page 19 for additional information on corporate sustainability.)

◾

Human Capital. The Company attracts, develops and retains a talented and diverse workforce. It values and supports a wide range of employee needs and interests. The Company’s skilled and experienced workforce enables it to maintain best-in-class reliability and progress towards achieving a clean energy future. Human capital measures focus on employee safety, hiring the right talent, employee development and retention, and diversity, equity and inclusion. (See “The Board of Directors—Human Capital” on page 19 for additional information on the Company’s human capital measures.)

◾

Human Rights Statement. In 2022, the Company adopted a Human Rights Statement. The Statement reinforces the Company’s commitment to protecting and advancing the human rights of all people, to conducting business in a manner that is ethical and respectful of those rights and in compliance with applicable laws, and to protecting international human rights under recognized standards. The Human Rights Statement builds on our employee Standards of Business Conduct, our policies on Equal Employment Opportunity, Sexual Harassment, and Employment of Veterans and People with Disabilities, and our Vendor Standards of Business Conduct.

◾

Annual Election of Directors. Each Director nominee has been recommended for election by the Corporate Governance and Nominating Committee and approved and nominated for election by the Board. If elected, the Director nominees, all of whom are currently members of the Board, will serve for a one-year term expiring at the Company’s 2024 Annual Meeting of Stockholders. Each Director will hold office until his or her successor has been elected and qualified or until the Director’s earlier resignation or removal. (See “Election of Directors—Information About the Director Nominees” on pages 8 through 16 for information about the Director nominees.)

◾

Voting. In uncontested elections, each Director nominee may be elected by a majority of the votes cast at a meeting of the Company’s stockholders by the holders of shares entitled to vote in the election. In contested elections, each Director nominee may be elected by a plurality of the votes cast. The Company does not have a super-majority voting provision in its Restated Certificate of Incorporation.

◾

Board Composition. The current Directors have the combination of skills, professional experience, and diversity necessary to oversee the Company’s business. More than a majority (82%) of the current Directors are independent. The current Directors have an average age of 65.7 years, are 33.3% women, and 33.3% racially and ethnically diverse. The Board strives to maintain an appropriate balance of tenure among Directors. Of the current Directors, 27.2% have been on the Board for less than five years, 36.4% have been on the Board for five to ten years, and 36.4% have been on the Board for over ten years.

The Corporate Governance and Nominating Committee recommends candidates for election or re-election to the Board and reviews the qualifications of possible Director candidates. When recommending to the Board the slate of Director nominees for election at the Annual Meeting, the Corporate Governance and Nominating Committee strives to maintain an appropriate balance of tenure, diversity, and skills on the Board as evidenced by the proposed slate of director nominees, which is 36.4% women and 36.4% racially and ethnically diverse (as self-reported by the Director nominees). The Board and the Corporate Governance and Nominating Committee strongly believe that the Board and the Company benefit from having directors with a diversity of gender, race, ethnicity, viewpoints and experiences. The Corporate Governance and Nominating Committee identifies candidates through a variety of means, including

4	Consolidated Edison, Inc. Proxy Statement

Proxy Statement Summary

professional search firms, recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. When a professional search firm is used, the firm is directed to provide a diverse slate of candidates for the Board’s consideration, including, but not limited to, diverse candidates with respect to gender, race, ethnicity, nationality, and sexual orientation. (See “The Board of Directors—Selection of Director Candidates” on page 29 for additional information on the Director nomination process.)

◾

Independent Lead Director. The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee and has numerous duties and significant responsibilities, including acting as a liaison between the independent Directors and the Company’s management and chairing the executive sessions of non-management and independent Directors. (See “The Board of Directors—Leadership Structure” on pages 17 through 18 for additional information on the role of the Company’s independent Lead Director.)

◾

Frequent Executive Sessions. The Company’s Board holds executive sessions at which only non-management Directors are present, and the independent Directors meet in executive session at least once a year. (See “The Board of Directors—Meetings and Board Members’ Attendance” on page 17 for additional information on executive sessions.)

◾

Annual Board and Committee Self-Assessments. The Board and each of its committees perform an annual self- assessment to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations. Each committee reports the results of its self-evaluation to the Board. The Corporate Governance and Nominating Committee coordinates the self-evaluation process and, following the self-evaluation process, discusses with the Board follow-up matters as appropriate.

◾	Membership on Public Company Boards. Directors may serve on no more than three other public company boards, and none of our Directors served on more than three other public company boards in 2022.

◾

Proxy Access. The Board has adopted proxy access, which enables certain stockholders of the Company to include their own director nominees in the Company’s Proxy Statement and form of proxy, along with candidates nominated by the Board if the stockholders and the nominees proposed by the stockholders meet the requirements set forth in the Company’s By-laws. (See “The Board of Directors—Proxy Access” on page 22 and “Stockholder Proposals for the 2024 Annual Meeting—Director Nomination for Inclusion in 2024 Proxy Statement (Proxy Access)” on page 107 for additional information on the Company’s proxy access framework and timeline, respectively.)

◾	Special Meetings. Special meetings may be called by stockholders holding at least 25% of the Company’s outstanding shares of Common Stock who are entitled to vote at such meeting.

Changes to Incentive Programs for 2022 and 2023 the Long Term Incentive Plan

◾

Long Term Incentive Plan Changes. The Company’s officers, including its Named Executive Officers, as identified in the “Compensation Discussion and Analysis–Introduction” on page 43, are eligible to receive annual grants of equity- based awards under the Company’s long term incentive plan. For the performance period that began on January 1, 2022, the Management Development and Compensation Committee (the “Compensation Committee”), included a time-based restricted stock unit component within the existing structure that will vest over a three-year period. The Compensation Committee believes that time-based restricted stock units (i) promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance and (ii) help the Company to maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule.

◾

2023 Long Term Incentive Plan. Proposal No. 5 calls for consideration of the Company’s 2023 Long Term Incentive Plan (“2023 Plan”) in light of the pending expiration of the 2013 Long Term Incentive Plan. The 2023 Plan includes updates reflecting market practices taking into account the views of proxy advisor groups and the Company’s investors. The 2023 Plan is subject to stockholder approval at the 2023 Annual Meeting and will be effective on the date of stockholder approval in 2023. Among other things, the 2023 Plan adds the requirement of one-year minimum vesting, subject to certain limited exceptions, for employees, and prohibits the payment of dividends and dividend equivalents on unvested awards.

Consolidated Edison, Inc. Proxy Statement	5

Proxy Statement Summary

Compensation Policies and Governance Practices

The Company’s culture promotes strong compensation and governance practices that support our pay-for-performance principles and closely align the executive compensation program with the interests of our stockholders.

What We Do

✓ Place a significant portion of the target total direct compensation for our Named Executive Officers “at risk”

-   70% of long-term incentive compensation was performance-based for 2022 (30% of long-term incentive compensation for 2022 was granted in the form of time-based, restricted stock units)

✓ Mitigate compensation risk by:

-   balancing incentives between annual and long-term goals

-  tying incentives to multiple goals to reduce undue weight on any one goal

-  for annual incentive payouts, using non-financial performance factors to counterbalance financial performance goals

-  discouraging excessive focus on annual results and focusing on sustainable performance by providing significant long-term incentives

-  subjecting annual and long-term incentive plans to payment caps

-  giving Compensation Committee discretion to reduce payouts

-  performing an annual risk assessment for annual and long-term incentive plans

✓ Maintain stock ownership guidelines for Directors and senior officers, increasing ownership guidelines for certain executive officers for 2022

✓ Since 2011, maintain a compensation recoupment (clawback) policy covering all officers of the Company and its subsidiaries for incentive-based compensation

✓ Maintain an environmental and sustainability performance measure in its operating objectives for short term annual incentives for the Named Executive Officers

✓ Maintain an objective for diversity, equity and inclusion (“DE&I”) performance measure, the Diversity and Inclusion Work Plan, in its long term incentive plan for the Named Executive Officers

✓ Maintain operating objective performance measures for cybersecurity, clean energy and electrification in its long term incentive plan for the Named Executive Officers

✓ Limited perquisites for the Named Executive Officers of the Company

✓ Adopt, subject to stockholder approval at the 2023 Annual Meeting, a new 2023 Long Term Incentive Plan with market terms including the requirement of one-year minimum vesting, subject to limited exceptions, for employees, and prohibition of the payment of dividends and dividend equivalents on unvested awards

✓ Hold annual say-on-pay votes (which received 91% stockholder support in 2022)

What We Don’t Do

×  Enter into employment agreements

×  Offer excessive executive perquisites

×  Dilute stockholder value by issuing excessive equity compensation

×  Grant stock options or have outstanding options

×  Reprice options or buy out underwater options without stockholder approval

×  Recycle shares for future awards except under limited circumstances

×  Provide golden parachute excise tax gross-ups

×  Offer excessive change in control severance benefits

×  Negotiate equity awards with special treatment upon the Company’s change in control

×  Provide single-trigger acceleration of vesting of outstanding equity awards

×  Permit Directors, officers, financial personnel, and certain other individuals to:

-   short, hedge, or pledge Company securities or

-   hold Company securities in a margin account as collateral

6	Consolidated Edison, Inc. Proxy Statement

Election of Directors

ELECTION OF DIRECTORS

Proposal No. 1    Election of Directors

Eleven Directors are to be elected at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. (See “Information About the Director Nominees” on pages 8 through 16.) Directors are not permitted to stand for election after having passed his or her 75th birthday. Of the Board members standing for election, Timothy P. Cawley is the only nominee director who is a current or former officer of the Company.

The Corporate Governance and Nominating Committee recommends candidates for election or re-election to the Board and reviews the qualifications of possible Director candidates. When recommending to the Board the slate of Director nominees for election at the Annual Meeting, the Corporate Governance and Nominating Committee strives to maintain an appropriate balance of tenure, diversity, and skills on the Board as evidenced by the proposed slate of director nominees, which is 36.4% women and 36.4% racially and ethnically diverse (as self-reported by the Director nominees). The Corporate Governance and Nominating Committee also strives to ensure that the Board is composed of Directors who bring diverse viewpoints, perspectives, professional experiences and backgrounds, and effectively represent the long-term interests of stockholders. The Board and the Corporate Governance and Nominating Committee strongly believe that the Board and the Company benefit from having Directors with diverse backgrounds, viewpoints, and experiences. The Board and the Corporate Governance and Nominating Committee believe that striking an appropriate balance between fresh perspectives and ideas and the valuable experience and familiarity contributed by longer-serving Directors is critical to a forward-looking and strategic Board. The Corporate Governance and Nominating Committee identifies candidates through a variety of means, including professional search firms, recommendations from members of the Board, suggestions from senior management, and submissions by the Company’s stockholders. When a professional search firm is used, the firm is directed to provide a diverse slate of candidates for the Board’s consideration, including, but not limited to, diverse candidates with respect to gender, race, ethnicity, nationality, and sexual orientation. (See “The Board of Directors— Selection of Director Candidates” on page 29 for additional information on the Director nomination process.)

Each nominee was selected by the Corporate Governance and Nominating Committee and approved by the Board for submission to the Company’s stockholders. The Company believes that all of the nominees will be able and willing to serve as Directors of the Company. All of the Directors also serve as Trustees of the Company’s subsidiary, Con Edison of New York.

John McAvoy, who has served with distinction as a Director of the Company, has not been nominated for re-election. The Board has reduced the number of Directors to eleven effective immediately prior to the Annual Meeting.

Shares represented by every properly executed proxy will be voted at the Annual Meeting for or against the election of the Director nominees as specified by the stockholder giving the proxy. If one or more of the nominees is unable or unwilling to serve, the shares represented by the proxies will be voted for any substitute nominee or nominees as may be designated by the Board.

The Board recommends FOR Proposal No. 1

Each of the eleven Director nominees must receive a majority of the votes cast at the Annual Meeting or by proxy to be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes. Abstentions and broker non-votes are voted neither “for” nor “against” and have no effect on the vote.

Consolidated Edison, Inc. Proxy Statement	7

Election of Directors

Information About the Director Nominees

The Board and the Corporate Governance and Nominating Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs. The Board believes, as a whole, it should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. In evaluating Director candidates and considering incumbent Directors for renomination to the Board, the Board and the Corporate Governance and Nominating Committee consider various factors. Pursuant to the Guidelines, the Corporate Governance and Nominating Committee reviews with the Board factors relating to the composition of the Board (including its size and structure), the diversity of the Board (including, but not limited to, diversity of gender, race, ethnicity, nationality, and sexual orientation), and the skills and characteristics of Director nominees, including independence, integrity, judgment, business experience, areas of expertise, and availability for service to assure that the Board contains an appropriate mix of Directors to best further the Company’s long-term business interests. For incumbent Directors, the Corporate Governance and Nominating Committee also considers past performance of the Director on the Board.

The current Director nominees bring to the Company the benefit of their qualifications, leadership, skills, and the diversity of their experience and backgrounds which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company. See the following pages for information about each Director nominee, including their age as of the date of the Annual Meeting, business experience, period of service as a Director, public or investment company directorships, and other directorships. Please see the skills matrix that follows for the skills and competencies of the Director nominees.

8	Consolidated Edison, Inc. Proxy Statement

Election of Directors

Skills and Experience of Director Nominees

Skill or Attribute	Timothy P. Cawley	Ellen V. Futter	John F. Killian	Karol V. Mason	Dwight A. McBride	William J. Mulrow	Armando J. Olivera	Michael W. Ranger	Linda S. Sanford	Deirdre Stanley	L. Frederick Sutherland

CEO (for profit)	✓		✓				✓	✓

CEO (non-profit/ University)		✓		✓	✓

Executive at Public Co.	✓		✓			✓	✓		✓	✓	✓

Capital Markets / Financial Services			✓			✓		✓			✓

CFO / Accounting			✓								✓

Communications / PR		✓			✓

Consumer Services	✓				✓

Corporate Governance	✓	✓	✓		✓		✓	✓	✓	✓	✓

Cybersecurity	✓								✓	✓

Electric / Gas Operations	✓						✓

Ethics & Compliance	✓	✓	✓	✓	✓					✓	✓

Financial Expert			✓			✓	✓	✓			✓

Government				✓		✓

Human Capital Management / Diversity, Equity and Inclusion	✓	✓		✓	✓	✓	✓			✓

Investor Relations	✓		✓				✓	✓			✓

Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Legal		✓		✓						✓

M&A	✓		✓					✓		✓	✓

Regulated Company	✓		✓				✓		✓

Risk Management	✓		✓		✓		✓	✓	✓	✓	✓

Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓

Sustainability / Environmental / Climate Change	✓	✓			✓		✓	✓		✓

Technical / Engineering	✓						✓		✓

Technology	✓				✓		✓		✓		✓

Utility / Energy	✓		✓				✓	✓

Consolidated Edison, Inc. Proxy Statement	9

Election of Directors

The makeup of the Director nominees is set forth in the pie charts that follow.

10	Consolidated Edison, Inc. Proxy Statement

Election of Directors

Timothy P. Cawley Director since: 2020 Age: 58 Gender: Male Race/Ethnicity: White Board Committees: ▪ Executive (Chair)	Ellen V. Futter Director since: 1997 Age: 73 Gender: Female Race/Ethnicity: White Board Committees: ▪ Executive ▪ Safety, Environment, Operations and Sustainability

Career Highlights: Mr. Cawley has been Chairman of the Board of the Company and Con Edison of New York since January 1, 2022 and President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York since December 29, 2020. Mr. Cawley was President of Con Edison of New York from January 1, 2018 through December 31, 2020 and was President and Chief Executive Officer of Orange & Rockland from December 2013 through November 2017. He was Senior Vice President of Central Operations for Con Edison of New York from December 2012 through November 2013, having joined Con Edison of New York in July 1987.

Other Directorships: Mr. Cawley is Chairman of the Board and a Trustee of Con Edison of New York and Chairman of the Board and Director of Orange & Rockland. He is also a Director of the American Gas Association, the Edison Electric Institute and the Partnership for New York City, and a Board member of the Trust for Governors Island. Mr. Cawley has previously served as a Director of the Hudson Valley Economic Development Corporation, the Hudson Valley Pattern for Progress, the New Jersey Utilities Association, the Orange County Partnership, and the Rockland Economic Development Corporation.

Attributes and Skills: Mr. Cawley has leadership, engineering, financial, and operations experience, as well as knowledge of the utility industry and the Company’s business. Mr. Cawley’s experience from his leadership positions at the Company’s subsidiaries supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities, and the Company’s relationships with stakeholders.

Career Highlights: Ms. Futter is the President Emerita of the American Museum of Natural History, New York, NY, having been its President from November 1993 until March 15, 2023. Previously, Ms. Futter served as the President of Barnard College, New York, NY, and was a corporate attorney at the Milbank law firm.

Other Directorships: Ms. Futter is a Trustee of Con Edison of New York and a Director of Evercore Inc., a global independent investment banking advisory firm. Ms. Futter formerly served as a Director and Chairman of the Federal Reserve Bank of New York and is a Director or Trustee of NYC & Company, the Brookings Institution and a Governing Trustee at the Memorial Sloan-Kettering Cancer Center.

Attributes and Skills: Ms. Futter has management and operations experience leading major New York not-for-profit entities that provide services to the public. Ms. Futter also has legal and financial experience. Ms. Futter’s experience from her leadership positions at the American Museum of Natural History and Barnard College, and her legal experience, supports the Board in its oversight of the Company’s operations, planning, regulatory activities, and the Company’s relationships with stakeholders.

Consolidated Edison, Inc. Proxy Statement	11

Election of Directors

John F. Killian

Director since: 2007

Age: 68

Gender: Male

Race/Ethnicity: White

Board Committees:

▪    Audit (Chair)

▪    Corporate Governance and Nominating

▪    Executive

▪    Management Development and Compensation

Karol V. Mason

Director since: 2021

Age: 65

Gender: Female

Race/Ethnicity: Black/African American

Board Committees:

▪    Corporate Governance and Nominating

▪    Safety, Environment, Operations and Sustainability

Career Highlights: Mr. Killian was the Executive Vice President and Chief Financial Officer of Verizon Communications Inc., a telecommunications company, from March 2009 to November 2010. He was the President of Verizon Business, Basking Ridge, NJ from October 2005 until February 2009, the Senior Vice President and Chief Financial Officer of Verizon Telecom from June 2003 until October 2005, and the Senior Vice President and Controller of Verizon Corporation from April 2002 until June 2003. Mr. Killian also served in executive positions at Bell Atlantic and was the President and Chief Executive Officer of NYNEX CableComms Limited.

Other Directorships: Mr. Killian is a Trustee of Con Edison of New York and Goldman Sachs Trust II, was a Director of Houghton Mifflin Harcourt Company until it became a private company in April 2022, and is a Trustee Emeriti of Providence College. Mr. Killian also served as a Trustee and Chairman of the Board of Providence College until 2018.

Attributes and Skills: Mr. Killian has leadership experience at regulated consumer services companies, including experience with financial reporting and internal auditing. Mr. Killian’s experience from his leadership positions at Verizon Communications, Inc., Bell Atlantic and NYNEX CableComms Limited supports the Board in its oversight of the Company’s auditing, financial, operating, and strategic planning activities, and the Company’s relationships with stakeholders.

Career Highlights: Ms. Mason has been President of John Jay College of Criminal Justice, a senior liberal arts college in the City University of New York system focused on educating students through a justice lens, since August 2017. Ms. Mason was an Assistant Attorney General for the Office of Justice Programs within the United States Department of Justice from June 2013 until January 2017 and a Deputy Associate Attorney General within the United States Department of Justice from April 2009 until February 2012. Ms. Mason was an attorney at the law firm of Alston & Bird LLP from November 1983 until April 2009, where she served as a partner from January 1990 until April 2009 and served again, as a partner, from February 2012 through May 2013. Ms. Mason was a Judicial Law Clerk for The Honorable Judge John F. Grady of the United States District Court for the Northern District of Illinois from October 1982 until October 1983.

Other Directorships: Ms. Mason is a Trustee of Con Edison of New York and is a Director and Vice Chair of the Southern Poverty Law Center. Ms. Mason is also on the Advisory Board of Carolina Performing Arts at the University of North Carolina at Chapel Hill (“UNC-Chapel Hill”), the Institute for Arts and Humanities at UNC-Chapel Hill, and the Fines and Fees Justice Center. Ms. Mason served as a Trustee and Vice Chairman of UNC-Chapel Hill and served on the Arts & Sciences Foundation and National Development Council of UNC-Chapel Hill. Ms. Mason also served as a Director or Trustee of the Woodruff Arts Center until 2013, the Children’s HealthCare of Atlanta until 2009, the High Museum of Art until 2009, the National Black Arts Festival until 2000, Wesley Homes until 2008, and the City of Atlanta-Fulton County Recreation Authority until 1998.

Attributes and Skills: Ms. Mason has experience leading a prominent public liberal arts college that focuses on educating students through a justice lens. Ms. Mason also has legal experience. Ms. Mason’s experience from her leadership position at John Jay College of Criminal Justice, City University of New York, and her legal experience, supports the Board in its oversight of the Company’s operations, risk management, strategic planning, and relationships with stakeholders.

12	Consolidated Edison, Inc. Proxy Statement

Election of Directors

Dwight A. McBride

Director since: 2021

Age: 55

Gender: Male

Race/Ethnicity: Black/African American

Lesbian, Gay, Bisexual, Transgender + : Yes

Board Committees:

▪   Management Development and Compensation

▪   Safety, Environment, Operations and Sustainability

William J. Mulrow

Director since: 2017

Age: 67

Gender: Male

Race/Ethnicity: White

Board Committees:

▪   Finance

▪   Management Development and Compensation

▪   Safety, Environment, Operations and Sustainability

Career Highlights: Dr. McBride became President of The New School in April 2020. Prior to joining The New School, Dr. McBride served as the Senior Adviser to the President (since 2019), Provost (since 2017) and the Executive Vice President for Academic Affairs at Emory University, Dean and Associate Provost for Graduate Education at Northwestern University, Dean of Liberal Arts & Sciences at the University of Illinois at Chicago, Chair of the Department of African American Studies at Northwestern University, and Head of the Department of African American Studies at the University of Illinois at Chicago—academic leadership roles that all together span more than two decades. Dr. McBride has also held faculty positions at the University of Pittsburgh, the University of Illinois at Chicago, Northwestern University, Emory University, and The New School, where he has taught various courses in English literature and American literature, African American studies, gender and sexuality studies, cultural studies, and performance studies. Dr. McBride has published six books, numerous essays, and is the Founding Co-Editor of the James Baldwin Review.

Other Directorships: Dr. McBride is a Trustee of Con Edison of New York and the Institute of International Education since 2021. Dr. McBride is also on the Board of the Dan David Prize. Dr. McBride also served as a Trustee of The Cooper Union (until 2020) and as a Director of the Illinois Humanities Council (until 2017), the Association of American Colleges & Universities until 2016, the About Face Theater Company (until 2012), and the Center on Halsted (until 2009).

Attributes and Skills: Dr. McBride has extensive experience in higher education and leadership experience at universities and other large and complex organizations with diverse stakeholders. Dr. McBride’s executive experience from the considerable leadership positions he has held in academia along with his service on other boards, supports the Board in its oversight of the Company’s operations and management activities, strategic planning, and relationships with stakeholders.

Career Highlights: Mr. Mulrow is a Senior Advisory Director since May 2017 at Blackstone, the world’s largest alternative asset management firm. Previously, he served as Secretary to former New York State Governor Andrew Cuomo from January 2015 to April 2017 and was a Senior Managing Director at Blackstone from April 2011 to January 2015. From 2005 to 2011, he was a Director of Citigroup Global Markets Inc. Mr. Mulrow also held various management positions at Paladin Capital Group, Gabelli Asset Management, Inc., Rothschild Inc., and Donaldson, Lufkin & Jenrette Securities Corporation. In addition, Mr. Mulrow served in a number of other government positions, including Chairman of the New York State Housing Finance Agency and State of New York Mortgage Agency.

Other Directorships: Mr. Mulrow is a Trustee of Con Edison of New York. Mr. Mulrow also serves as a Director of JBG Smith Properties and Titan Mining Corporation. Mr. Mulrow also served as a Director of Arizona Mining, Inc. until 2018.

Attributes and Skills: Mr. Mulrow has leadership experience in both the public and the private sectors. Mr. Mulrow also has financial, accounting and asset management experience from his leadership positions at Blackstone, New York State government, and his service on other boards, which supports the Board in its oversight of the Company’s financial and strategic planning activities.

Consolidated Edison, Inc. Proxy Statement	13

Election of Directors

Armando J. Olivera

Director since: 2014

Age: 73

Gender: Male

Race/Ethnicity: Hispanic/Latino

Board Committees:

▪   Audit

▪   Executive

▪   Finance

▪   Safety, Environment, Operations and Sustainability (Chair)

Michael W. Ranger

Director since: 2008

Age: 65

Gender: Male

Race/Ethnicity: White

Board Committees:

▪   Audit

▪    Corporate Governance and Nominating (Chair and Lead Director)

▪   Executive

▪   Finance

▪   Management Development and Compensation

Career Highlights: Mr. Olivera is the retired President & Chief Executive Officer of Florida Power & Light Company (“FPL”), one of the largest investor- owned electric utilities in the United States. Mr. Olivera also served as Chairman of the Boards of two non- profits: Florida Reliability Coordinating Council that focuses on the reliability and adequacy of bulk electricity in Florida, and Southeastern Electric Exchange that focuses on coordinating storm restoration services and enhancing operational and technical resources. After his retirement from FPL in May 2012, Mr. Olivera served as senior advisor at Britton Hill Partners, a private equity firm. From 2017 until 2021, Mr. Olivera was a venture partner in the sustainability practice of Ridge-Lane LP, a venture development firm.

Other Directorships: Mr. Olivera is a Trustee of Con Edison of New York. Mr. Olivera also serves as a Director of Fluor Corporation and the Chair of the Risk Committee and previously served on the Audit Committee of Fluor. Mr.Olivera is a Director and Member of the Audit Committee of Lennar Corporation. Mr. Olivera served as a Director of AGL Resources, Inc. until July 2016. Mr. Olivera was also a Director of FPL and a Trustee and Vice Chair of Miami Dade College until 2018. Mr. Olivera is Trustee Emeritus of Cornell University, Co-Chair of Cornell Engineering College Fund Raising Campaign, and member of the Cornell University Fund Raising Campaign and a member of the Advisory Council at the Cornell Atkinson Center for Sustainability.

Attributes and Skills: Mr. Olivera has leadership, engineering, and operations experience, as well as knowledge of the utility industry. Mr. Olivera’s experience from his leadership positions at FPL, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities. Mr. Olivera’s experience as a consultant on sustainability supports the Board in its oversight of sustainability matters.

Career Highlights: Mr. Ranger has been Senior Managing Director of Diamond Castle Holdings LLC, a private equity investment firm, since 2004. Additionally, Mr. Ranger served as President and Chief Executive Officer of Covanta Holding Corporation from 2020 until November 2021. Mr. Ranger was an investment banker in the energy and power sector for twenty years, including at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, DLJ Global Energy Partners, and Drexel Burnham Lambert. Mr. Ranger was also a member of the Utility Banking Group at Bankers Trust.

Other Directorships: Mr. Ranger is a Trustee of Con Edison of New York. He is a Trustee of the Atlantic Health System and was the Chairman of the Board of Trustees at St. Lawrence University Board until February 2023. Mr. Ranger also served as a Director of KDC Solar LLC through 2019, and Covanta Holding Corporation until November 2021.

Attributes and Skills: Mr. Ranger has leadership experience at a private equity firm he co-founded and at various investment banking companies. Mr. Ranger has extensive investment and investment banking experience in the energy, utility, and power sector. Mr. Ranger’s experience from his investment activities in the energy and power sector, and his service on other boards, supports the Board in its oversight of the Company’s corporate governance and financial and strategic planning activities.

14	Consolidated Edison, Inc. Proxy Statement

Election of Directors

Linda S. Sanford Director since: 2015 Age: 70 Gender: Female Race/Ethnicity: White Board Committees: ▪ Audit ▪ Corporate Governance and Nominating ▪ Finance

Deirdre Stanley

Director since: 2017

Age: 58

Gender: Female

Race/Ethnicity: Black/African American

Board Committees:

▪   Corporate Governance and Nominating

▪    Management Development and Compensation (Chair)

Career Highlights: Ms. Sanford was Senior Vice President Enterprise Transformation, International Business Machines Corporation (IBM), a multinational technology and consulting corporation, from January 2003 to December 2014. Ms. Sanford joined IBM in 1975. Ms. Sanford was also a consultant to The Carlyle Group serving as an Operating Executive from 2015 to July 2018.

Other Directorships: Ms. Sanford is a Trustee of Con Edison of New York, a Director of Pitney Bowes Inc., and The Interpublic Group of Companies, Inc. Ms. Sanford also formerly served as a Director of ITT Corporation and RELX PLC (formerly Reed Elsevier PLC). Ms. Sanford is also a Trustee of New York Hall of Science and also serves as a Trustee Emeriti of St. John’s University and Rensselaer Polytechnic Institute. She also served as a Director or Trustee of the Partnership for New York City through January 2015, the State University of New York through May 2015, the Business Council of New York State through May 2015, and the ION Group through January 2021.

Attributes and Skills: Ms. Sanford has leadership experience at an international technology company, including experience with information technology, cybersecurity, manufacturing, customer relations, and corporate planning and transformation. Ms. Sanford’s experience from her leadership positions at IBM, and her service on other boards, supports the Board in its oversight of technology, relationship with stakeholders, and financial and strategic planning activities.

Career Highlights: Ms. Stanley has been Executive Vice President and General Counsel to The Estée Lauder Companies, Inc., one of the world’s leading manufacturers and marketers of quality skin care, makeup, fragrance, and hair care products, since October 28, 2019. Ms. Stanley was Executive Vice President and General Counsel to Thomson Reuters from 2008 until October 9, 2019, where she also served as Corporate Secretary to the Board of Directors. Ms. Stanley was Senior Vice President and General Counsel to The Thomson Corporation from 2002 to 2008, when it combined with Reuters PLC to form Thomson Reuters. Prior to 2002, Ms. Stanley held various legal and senior executive positions at InterActive Corporation (previously USA Networks, Inc.) and GTE Corporation (a predecessor company to Verizon). She was also an attorney with the law firm of Cravath, Swaine & Moore.

Other Directorships: Ms. Stanley is a Trustee of Con Edison of New York. Ms. Stanley is also a Trustee of the Hospital for Special Surgery and a Trustee of The Dalton School. Ms. Stanley also served as a Director of Refinitiv from October 2018 through October 2019.

Attributes and Skills: Ms. Stanley has leadership, legal and operations experience at an international news and information company and a global consumer products company, including experience with mergers and acquisitions, corporate governance, and risk management. Ms. Stanley’s experience from her leadership positions at The Estée Lauder Companies and Thomson Reuters Corporation, her legal experience and service on other boards supports the Board in its oversight of the Company’s operations, risk management, strategic planning, and relationships with stakeholders.

Consolidated Edison, Inc. Proxy Statement	15

Election of Directors

L. Frederick Sutherland Director since: 2006 Age: 71 Gender: Male Race/Ethnicity: White Board Committees: ▪ Audit ▪ Finance (Chair) ▪ Management Development and Compensation

Career Highlights: Mr. Sutherland was the Executive Vice President and Chief Financial Officer of Aramark Corporation, Philadelphia, PA, a provider of food services, facilities management, and uniform and career apparel, from 1997 to 2015. Prior to joining Aramark in 1980, Mr. Sutherland was Vice President, Corporate Banking, at Chase Manhattan Bank, New York, NY.

Other Directorships: Mr. Sutherland is a Trustee of Con Edison of New York and a Director and Chair of the Audit Committee of Colliers International Group Inc. and a Director of Sterling Check Corp. Mr. Sutherland is also a Director of WHYY, Philadelphia’s public broadcast affiliate, a Trustee of Episcopal Community Services, a Philadelphia-based anti-poverty agency, and a Trustee of Duke University, the National Constitution Center, and a Trustee of People’s Light, a non-profit theater.

Attributes and Skills: Mr. Sutherland has leadership experience at an international managed services company, including experience with financial reporting, internal auditing, mergers and acquisitions, financing, risk management, corporate compliance, and corporate planning. Mr. Sutherland also has corporate banking experience. Mr. Sutherland’s experience from his leadership positions at Aramark Corporation and Chase Manhattan Bank supports the Board in its oversight of the Company’s financial reporting, auditing, and strategic planning activities.

16	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

THE BOARD OF DIRECTORS

Meetings and Board Members’ Attendance

During 2022, the Board consisted of the following members: Timothy P. Cawley, Ellen V. Futter, John F. Killian, Karol V. Mason, John McAvoy, Dwight A. McBride, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland. The Board of Directors held 11 meetings in 2022. At its meetings, the Board considered a wide variety of matters such as the Company’s strategic planning, its financial condition and results of operations, its capital and operating budgets, personnel matters, human capital management, diversity, equity and inclusion, sustainability, succession planning, cybersecurity, risk management, industry issues, accounting practices and disclosure, and corporate governance practices. As discussed on page 7, Mr. McAvoy is not standing for re-election at the 2023 Annual Meeting.

In accordance with the Company’s Corporate Governance Guidelines, the Chair of the Corporate Governance and Nominating Committee, Mr. Ranger, serves as independent Lead Director and, as such, chairs the executive sessions of the non-management Directors and the independent Directors. The Board routinely holds executive sessions at which only non-management Directors are present, and the independent Directors meet in executive session at least once a year. The Company’s independent Directors met three times in executive session and the non-management Directors met eight times in executive session during 2022.

During 2022, each member of the Board attended more than 75% of the combined meetings of the Board of Directors and the Board Committees on which he or she served during the period that he or she served. Directors are expected to attend the Annual Meeting. All of the Directors, who then served on the Board, attended the 2022 annual meeting of stockholders, which was held remotely.

Corporate Governance

The Company’s corporate governance documents, including its Corporate Governance Guidelines, the charters of the Audit, Corporate Governance and Nominating, Management Development and Compensation, and the Safety, Environment, Operations and Sustainability Committees, and the Standards of Business Conduct, are available on the Company’s website at www.conedison.com/en/investors/shareholder-services. The Standards of Business Conduct apply to all Directors, officers, and employees. The Company intends to post on its website at www.conedison.com/en/investors/shareholder-services amendments to its Standards of Business Conduct and a description of any waiver from a provision of the Standards of Business Conduct granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver. To date, there have been no such waivers.

Leadership Structure

The Board consists of a majority of independent Directors (82%). (See “The Board of Directors—Board Members’ Independence” on page 23). As discussed in the Corporate Governance Guidelines, the Board selects the Company’s Chief Executive Officer and Chairman of the Board in the manner that it determines to be in the best interest of the Company’s stockholders. The Company’s leadership structure combines the role of the Chief Executive Officer and Chairman. The Board believes that this leadership structure is appropriate for the Company due to a variety of factors, including Mr. Cawley’s long-standing knowledge of the Company and the utility industry and his extensive leadership, engineering, financial and operations experience.

The Board has an independent Lead Director. Pursuant to our Corporate Governance and Nominating Committee Charter, the Board appoints the members of that Committee annually, one of whom is designated as the Chair of the Committee and the Lead Director of the Board. The Corporate Governance Guidelines further provide that the Lead Director:

(i)	acts as a liaison between the independent Directors and the Company’s management;

(ii)	chairs the executive sessions of non-management and independent Directors and has the authority to call additional executive sessions as appropriate;

(iii)	chairs Board meetings in the Chairman’s absence;

(iv)	coordinates with the Chairman on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board;

Consolidated Edison, Inc. Proxy Statement	17

The Board of Directors

(v)	is available for consultation and communication with major stockholders as appropriate; and

(vi)	performs such other duties assigned to the Lead Director by the Board.

Mr. Ranger has served as Lead Director of our Board since January 2018 and has been a Director since 2008. He is an independent director under New York Stock Exchange standards. In addition to his Lead Director role, his governance responsibilities include chairing the Corporate Governance and Nominating Committee that manages governance risk and advises the Board on corporate governance matters, oversees the Committees and their annual charter reviews, and develops policies to operate the Board to maximize its effectiveness.

Mr. Ranger is a senior executive of a private equity investment firm and previously served as President and Chief Executive Officer of a company in the energy sector. Previously, he had a long career in investment banking and specialized in the energy and power sector including as a member of the Utility Banking Group of a major bank. He has developed over his years of experience with the Company, a seasoned and long-term perspective and insight into our operations, as well as a thorough understanding of our businesses and an expertise in our industry. Given his extensive experience in the energy, utility and power sector as well as his corporate governance expertise, the independent members of the Board find that he is currently the most appropriate choice to serve as the Company’s independent Lead Director.

Pursuant to the Company’s Corporate Governance Guidelines, the Board has oversight responsibility for reviewing the Company’s strategic plans, objectives, and risks, including sustainability, cybersecurity, environmental, social, and governance matters. Each of the standing committees of the Board, other than the Executive Committee, is chaired by non-management Directors. (See “The Board of Directors—Standing Committees of the Board” on pages 24 through 28).

Risk Oversight

The Board’s primary function is one of oversight. In connection with its oversight function, the Board oversees the Company’s policies and procedures for managing risk. The Board administers its risk oversight function primarily through its Committees that report to the Board. Board Committees have assumed oversight of various risks that have been identified through the Company’s Enterprise Risk Management (ERM) program. The Audit Committee reviews the Company’s risk assessment and risk management policies and reports to the Board on the Company’s risk management program. Management regularly provides reports to the Board and its Committees concerning risks identified through the Company’s ERM program. Those risks have been assessed by the Company as important to it, and are reported to the Board on a regular cadence.

Cybersecurity Risk Oversight

Minimizing risk is key to operational excellence including with respect to cybersecurity. Accordingly, cybersecurity has been identified as a key enterprise risk for the Company. The Company’s information security group has a defense in depth and breadth approach, deploying cybersecurity tools to identify and prevent attacks both externally and internally. The cybersecurity program is aligned with the NIST Cybersecurity Framework and is embedded in all technology initiatives. The Company complies with regulatory cybersecurity requirements and is a leader in the development of new standards, regulations, and industry initiatives.

The Board receives and reviews an annual presentation on cybersecurity risks. At each Board meeting, the Board reviews a cybersecurity dashboard updating the Directors on a range of cybersecurity metrics and topics. In addition, pursuant to its Charter, the Audit Committee reviews more in-depth cybersecurity matters and risks on a semi-annual basis. Six of our Directors have experience in technology and/or cybersecurity.

The Company regularly trains employees on potential cyber and insider threats, performs drills and continuously monitors its systems. It collaborates with government and industry partners on threat mitigation and best practices. The Company also works closely with local, state, and federal agencies, as well as our colleagues in the energy sector to identify and employ the latest technological tools to protect our customers and our equipment.

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The Board of Directors

Corporate Sustainability

The Company is firmly committed to sustainability, which is broadly overseen by the Board. The Board reviews and discusses various sustainability topics throughout the year and routinely considers environmental issues (including climate change) and assesses how they impact the Company’s operations, strategies and risk profile. In 2022, the Board received reports or presentations on several sustainability and climate change-related topics, including the Con Edison of New York Climate Change Adaptation and Resiliency Plan, the Company’s clean energy goals and clean energy commitment, the Company’s climate resilience framework, the Company’s strategy for achieving a clean energy future, and the Company’s renewables strategy. In addition, the Board has delegated to the appropriate committees responsibility for the specific sustainability categories relating to the oversight of risks with which such committees are charged. The Safety, Environment, Operations and Sustainability Committee oversees the Company’s efforts relating to corporate responsibility and sustainability, which includes, but is not limited to, operating in a safe, environmentally sensitive and socially responsible manner, guarding the health and safety of the Company’s employees and the public, delivering value to customers and fostering growth to meet the expectations of investors. The Safety, Environment, Operations and Sustainability Committee reviews the Company’s Annual Sustainability Report prior to its publication. In discharging its responsibilities, the Safety, Environment, Operations and Sustainability Committee reviews, at each of its meetings, certain key performance indicators relating to climate risk, including energy efficiency, dielectric fluid management, SF6 (sulfur hexafluoride) greenhouse gas emissions, environmental beneficial electrification, and solar connections. In 2022, the Safety, Environment, Operations and Sustainability Committee also reviewed and discussed presentations on energy efficiency, ESG and climate change developments, and CO2 emissions indicators. The Corporate Governance and Nominating Committee is charged with oversight of governance matters and in 2022 reviewed and discussed general governance matters. The Management Development and Compensation Committee’s responsibilities include oversight of sustainability matters relating to human capital management. The Management Development and Compensation Committee annually reviews performance results as well as proposed performance indicators for the following year. Committees not specifically tasked with oversight of sustainability also periodically review matters related to sustainability, as appropriate. As part of its review of strategy and financial plans, the Finance Committee considers the financial sustainability of the Company.

Human Capital

Board Oversight of Human Capital Management

The Management Development and Compensation Committee’s responsibilities include oversight of the Company’s policies and strategies relating to talent development and human capital management, including diversity, equity and inclusion. In 2021, the Management Development and Compensation Committee reviewed, discussed, and implemented the diversity, equity and inclusion metric in the Company’s long term incentive plan. The Management Development and Compensation Committee also reviewed and discussed ESG metrics in incentive plans and implications for the Company, and human capital management disclosures. The Management Development and Compensation Committee annually reviews performance results as well as proposed performance indicators for the following year.

Employees, Career Development, and Succession Planning

As of December 31, 2022, the Company and its subsidiaries had 14,319 employees, based entirely in the United States, including 12,717 at Con Edison of New York, 1,131 at Orange & Rockland, 462 at the Clean Energy Businesses, and 9 at Con Edison Transmission. Of the total Con Edison of New York and Orange & Rockland employees, 7,399 and 587 employees, respectively, were represented by a collective bargaining unit. Women represented 22.6% of the total workforce, and people of color represented 51.7% of the workforce, with ethnicity breaking down as follows: 48.3% White, 22.0% Black/African American, 19.0% Hispanic/Latino, 9.3% Asian, and 1.4% other. The gender, racial, and ethnic composition of the workforce as compared to upper management and officers as of the end of 2022 is set forth in the bar charts that follow.

Consolidated Edison, Inc. Proxy Statement	19

The Board of Directors

The Company places a high priority on developing high-potential employees and preparing them to take on increasing responsibility. The Company maintains a comprehensive, formal process for identifying, assessing and developing a diverse slate of internal candidates to assume senior roles in the organization in the future. Its succession planning and development processes are integrated and focused on learning through experiences, leadership commitment, and targeted executive development. The Company believes that having a leadership team with varied backgrounds, experiences and leadership styles offers many advantages to the business. Therefore, the Company is intentional about identifying and developing its high potential women and people of color to ensure a diverse and talented group of enterprise leaders. Development plans are reviewed and updated annually. Succession planning and development processes apply to all upper management positions, including officer positions. The Chief Executive Officer annually reviews his succession plan with the Board. The Board is committed to diversity and directs any search firm retained in connection with Chief Executive Officer succession planning to provide a diverse slate of candidates for the Board’s consideration.

The charts that follow set forth the gender and racial composition of the total workforce and upper management and officers compared to annual promotions as of the end of 2022.

Diversity, Equity and Inclusion

The Company is committed to fostering a fair, inclusive and equitable workplace that encourages all employees to reach their full potential. The Diversity, Equity and Inclusion (“DE&I”) strategy, launched in 2015, set the groundwork for creating a culture that helps inform how employees engage with one another and lays the foundation for a respectful and inclusive environment. The Company’s diversity, equity and inclusion strategy focuses on four priorities that demonstrate the value it places on differences across all dimensions: (i) advancing diversity, equity and inclusion through learning; (ii) fostering a diverse, equitable, and inclusive environment; (iii) connecting diversity, equity and inclusion throughout the Company; and (iv) communicating and engaging with employees. In 2022, the strength of the Con Edison culture helped the Company attract and hire almost 1,500 new employees.

In response to the racial and social unrest of 2020, the Company developed a Corporate Diversity, Equity & Inclusion Action Plan to sharpen its focus on equity, diversity, fairness, and respect throughout the Company. The fourteen-point Action Plan is based on data-driven change and culture transformation ideals. In 2022, the Diversity & Inclusion Task Force continued to review its systems, policies, and procedures to address potential barriers to diversity, equity and inclusion.

To further strengthen the Company’s commitment to the values and outcomes of DE&I, the Company conducted a Culture of Inclusion Survey. Through the voice of its employees, the Company gained insights into areas where progress has been made and others with opportunities for improvement, and established a baseline for measuring the Company’s performance. In 2022, key takeaways were reviewed with employees and leaders across the organization and discussions

20	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

were held about post-survey initiatives to address gaps and priority areas. The Company leveraged its D&I (Diversity and Inclusion) Councils, the DE&I Task Force and Employee Resource Groups (ERGs) to deliver solutions to move the Company even closer to sustainable culture change.

Employee Resource Groups

The Company’s ERGs bring together employees with common interests and experiences. These ERGs actively promote inclusion and employee engagement in the workplace through objectives that align with the Company’s values.

To date, over 4,000 employees have participated in at least one of the many new and longstanding Company ERGs, including: APACE (Asian Professional Alliance of Con Edison), BUILD (Blacks United in Leadership & Development), CapeABLE (Advocating, Belonging, Leading, Engaging—employee resource group for employees with disabilities), CLARO (Cultivating Leadership and Actively Realizing Opportunities, inspiring Hispanic and other employees to reach their full potential), The Emerald Society—Irish Heritage, JADE (Jewish Americans for Development and Empowerment), LGBT+ Pride, Moms On It/Dads Matter, Veterans of Con Edison, and Women of Con Ed. During 2022, our ERGs continued to create inclusive spaces that kept employees connected and engaged, while advancing cultural awareness. The ERGs also provided opportunities to volunteer in the community and provided outreach and career development support.

Employee Safety

The safety of its employees is the Company’s primary concern. In managing its business, the Company remains focused on creating a strong safety culture in which employees can perform work injury and accident free. The Company’s employees are committed to implementing programs and practices that promote the right knowledge, skills, and attitudes to successfully undertake safety responsibilities, including required training for both field and office employees. To that end, the Company’s Learning Center offers classes to employees covering technical courses, skills enhancement, safety, and leadership development. During 2022, employees spent over 600,000 hours in instructor-led, leadership and skill-based training. In addition to their daily job functions, employees of Con Edison of New York and Orange & Rockland are assigned to and trained on a position for emergency response that is mobilized in the event of a weather event or emergency.

Protecting Employees During the COVID-19 Pandemic

Full remote work, which began in response to the COVID-19 pandemic for those employees whose duties could be performed remotely, ended in 2022, as the Company transitioned to a hybrid work arrangement involving a mix of office and remote work for those employees whose work could be performed at least partly on a remote basis. The viability of a mobile workforce was made possible by digital software and smart device capabilities that helped employees collaborate with each other and remain productive while complying with health requirements. Throughout the course of the pandemic, the entire Con Edison of New York and Orange & Rockland workforce remained available in the event of an emergency that requires on-site presence. During 2022, the Company and its subsidiaries continued to manage their operations and resources while avoiding lay-offs and furloughs and continued to recruit, interview, and hire internal and external applicants to fill positions. The Company and its subsidiaries support employee health and facility hygiene through regular cleaning and disinfecting of our facilities.

Volunteer Program and Efforts

The Company is currently rebuilding its volunteer program, which was operating on a scaled-down basis during the pandemic while we paused indoor volunteer opportunities. In 2022, 305 employees volunteered 2,549 hours at 81 events with our not-for-profit partners.

Currently, our volunteer program supports not-for-profit partner organizations that receive Con Edison grants, which is another way we strengthen our community and partner relations. Examples of successful volunteer engagements include:

◾

Day of Service on Governors Island—Forty-two Company employees volunteered on Governors Island with the Billion Oyster Project, the Bee Conservancy and the Friends of Governors Island. Volunteers spent the day building oyster

Consolidated Edison, Inc. Proxy Statement	21

The Board of Directors

gabions (artificial reef cages) for the Hudson River, preparing teaching gardens, as well as removing invasive species on walkways.

◾

NYC FIRST—The FIRST Robotics New York City Regional Competition returned for the first time since 2019 and Con Edison’s Van Nest Shop employees played an integral role at the competition. Volunteers fulfilled over 200 requests for material, machining, fabrication, and welding over the three-day period at the Con Edison Mobile Machine Shop as Company volunteers engaged with the students and highlighted their work and careers at Con Edison.

Proxy Access

The Company has implemented a proxy access framework that allows a stockholder or a group of up to 20 stockholders who have owned at least 3% of the outstanding shares of the Company for at least three years to submit nominees for up to 20% of the Board, or two nominees, whichever is greater, for inclusion in the Company’s Proxy Statement and form of proxy, subject to complying with the requirements identified in the Company’s By-laws.

Related Person Transactions Policy

The Company has adopted a written policy for approval of transactions between the Company and its Directors, Director nominees, executive officers, greater-than-five-percent (5%) beneficial owners of the Company’s Common Stock, and their respective immediate family members.

The policy provides that the Corporate Governance and Nominating Committee review and oversee certain transactions subject to the policy. In doing so, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, whether the transaction would impair the independence of an otherwise independent director and the business reason for the company to enter into the transaction. Transactions are brought to the attention of the Corporate Governance and Nominating Committee by the Company. Annually and as needed, the Company distributes questionnaires to executive officers, directors and director nominees. The Company reviews the disclosures made by these individuals to identify all transactions requiring the approval. In addition, the Company distributes previously submitted disclosures to executive officers quarterly for review and requests that any and all updates be provided so that responses can be reviewed. All new transactions requiring approval following the quarterly review are identified and brought to the Corporate Governance and Nominating Committee’s attention. In addition, the Board has delegated authority to the Chair of the Corporate Governance and Nominating Committee to pre-approve or ratify any transaction with a related person in which the aggregate amount involved is expected to be less than $1.0 million per year. A summary of any new transactions pre-approved or ratified by the Chair is provided to the full Corporate Governance and Nominating Committee for its review in connection with a regularly scheduled committee meeting.

The Corporate Governance and Nominating Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

(i)	transactions where the amount involved does not exceed $120,000 in the aggregate (other than transactions involving the issuance of Company shares);

(ii)

transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), if the amount involved is less than $1.0 million, or two percent (2%) of such other company’s consolidated gross annual revenues, whichever is greater; and

(iii)

contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) if the aggregate amount involved is less than both $1.0 million and two percent (2%) of the organization’s consolidated gross annual revenues.

David Sanchez, the brother of Robert Sanchez, President and Chief Executive Officer of Orange & Rockland, has been employed by Con Edison of New York since 2004, serving as a Project Specialist. In 2022, he was paid approximately $155,511. This amount includes salary and short-term incentive payments. Steven Martinchuk, the spouse of Nancy Shannon, Senior Vice President—Utility Shared Services, CECONY, has been employed by Con Edison of New York since 2005 serving as a Clerical Assistant in the CE Electric Operations, BQ Overhead & Services. In 2022, he was paid

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The Board of Directors

$121,042. This amount includes salary and overtime payments. Jennifer Ketschke, the spouse of Matthew Ketschke, President of Con Edison of New York, has been employed by Con Edison of New York since 1995, and serves as a Project Manager. In 2022, she received aggregate compensation of approximately $231,248 consisting of salary, long-term and short-term incentive payments and other benefits. In connection with her expected retirement later in 2023, the Corporate Governance and Nominating Committee approved Ms. Ketschke’s expected compensation arrangement, which is estimated to be approximately $755,000 consisting primarily of pension payment equivalents, that would otherwise be due to her upon retirement, as well as accrued vacation pay and the portion of her 2023 incentive based compensation for her work in 2023. The compensation and benefits paid to Mr. Sanchez, Mr. Martinchuk and Ms. Ketschke were reviewed and approved by the Corporate Governance and Nominating Committee in accordance with the Company’s Related Person Transaction Policy. Each individual participated in other regular and customary employee benefit programs generally available to all Con Edison of New York employees. In addition, the amount of salary and incentive payments were determined in accordance with the Company’s standard compensation practices applicable to similarly situated employees.

Board Members’ Independence

The Company’s Corporate Governance Guidelines provide that the Board of Directors consist of a majority of Directors who meet the New York Stock Exchange definition of independence, as determined by the Board in accordance with the standards described in the Guidelines below. The Board of Directors has affirmatively determined that the following Directors are “independent” as defined in the New York Stock Exchange’s listing standards: Ellen V. Futter, John F. Killian, Karol V. Mason, Dwight A. McBride, William J. Mulrow, Armando J. Olivera, Michael W. Ranger, Linda S. Sanford, Deirdre Stanley, and L. Frederick Sutherland.

The Board monitors the independence of its members on an ongoing basis and, to assist it in making determinations of Director independence, the Board has adopted independence standards. These standards are set forth in the Company’s Corporate Governance Guidelines, available on the Company’s website at www.conedison.com/en/investors/shareholder-services. Under these standards, the Board has determined that each of the following relationships is categorically immaterial and therefore, by itself, does not preclude a Director from being independent:

(i)

(a) the Director has an immediate family member who is a current employee of the Company’s internal or external auditor, but the immediate family member does not personally work on the Company’s audit; or (b) the Director or an immediate family member was, within the last three years, a partner or employee of such a firm but no longer works at the firm and did not personally work on the Company’s audit within that time;

(ii)

the Director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee, but the Director or the Director’s immediate family member is not an executive officer of the other company and his or her compensation is not determined or reviewed by that company’s compensation committee;

(iii)

the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(iv)

the Director is a partner or the owner of five percent (5%) or more of the voting stock of another company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(v)

the Director is a partner, the owner of five percent (5%) or more of the voting stock or an executive officer of another company which is indebted to the Company, or to which the Company is indebted, but the total amount of the indebtedness in each of the last three fiscal years was less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater; and

(vi)

the Director or an immediate family member is a director or an executive officer of a non-profit organization to which the Company has made contributions in any of the last three fiscal years, but the Company’s total contributions to the organization in each year were less than $1.0 million, or two percent (2%) of such organization’s consolidated gross revenues, whichever is greater.

Consolidated Edison, Inc. Proxy Statement	23

The Board of Directors

Standing Committees of the Board

Audit Committee Members John F. Killian (Chair) Armando J. Olivera Michael W. Ranger Linda S. Sanford L. Frederick Sutherland Independent Directors: 5 Meetings Held in 2022: 6

Role & Responsibilities

The primary responsibility of the Audit Committee is to assist the Board in fulfilling its oversight responsibility for:

▪   The integrity of the Company’s financial statements;

▪   The Company’s compliance with legal, regulatory, and ethical requirements;

▪   The qualifications, independence, and performance of the Company’s independent auditors; and

▪   The performance of the Company’s internal audit function.

The Audit Committee’s responsibilities also include:

▪   The appointment, compensation, retention, oversight, and termination of the work of the Company’s independent auditors;

▪   Pre-approving all auditing services and non-audit services permitted by law to be provided to the Company by its independent auditors;

▪   Evaluating, at least once every five years, whether it is appropriate to rotate the Company’s independent auditors;

▪   Meeting with the Company’s management, including the General Counsel, Con Edison of New York’s General Auditor, and the Company’s independent auditors, several times a year to discuss internal controls and accounting matters, the Company’s financial statements, filings with the SEC, earnings press releases and the scope and results of the auditing programs of the Company’s independent auditors and of Con Edison of New York’s internal auditing department;

▪   Overseeing the Company’s risk assessment, risk management processes and the management of such risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties, and responsibilities of the Audit Committee; and

▪   Reviewing, at least semi-annually, cybersecurity matters.

Financial Expertise

The Board of Directors of the Company has determined that each member of the Audit Committee is financially literate and that John F. Killian, Armando J. Olivera, Michael W. Ranger, and L. Frederick Sutherland are each an “audit committee financial expert” as the term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934.

Independence

The Board has affirmatively determined that each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each member of the Audit Committee is “independent” as defined in Rule 10A-3 of the Securities Exchange Act of 1934.

Appointment of Independent Accountants

The Audit Committee is directly responsible for the appointment of the Company’s independent accountants, subject to stockholder ratification at the Annual Meeting. The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent accountants for the fiscal year 2023. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants.

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The Board of Directors

Corporate Governance and Nominating
Committee

Members

Michael W. Ranger
(Chair & Lead Director)

John F. Killian

Karol V. Mason

Linda S. Sanford

Deirdre Stanley

Independent Directors: 5

Meetings Held in 2022: 5

Role & Responsibilities

The responsibilities of the Corporate Governance and Nominating Committee include:

▪   Annually reviewing the Company’s Corporate Governance Guidelines adopted by the Board that address the size, composition and responsibilities of the Board and making recommendations, if appropriate, for revisions or additions thereto;

▪   Annually reviewing the Board Committee charters and proposed changes thereto;

▪   Establishing and recommending to the Board criteria for selecting new Directors, which will, among other things, reflect factors relating to the diversity of the Board (including, but not limited to, diversity of gender, ethnicity, race, nationality, and sexual orientation);

▪   Reviewing the qualifications of possible Director candidates against the criteria developed, including candidates duly suggested by stockholders;

▪   Recommending to the Board candidates to fill vacancies on the Board;

▪   Recommending to the Board candidates for election or re-election to the Board;

▪   Recommending to the Board whether to accept any Director resignations;

▪   Recommending to the Board candidates and chairs for appointment to the Board’s committees;

▪   Recommending to the Board standards to assist it in making determinations of independence in accordance with the New York Stock Exchange listing standards;

▪   Overseeing related person transactions and the related policies;

▪   Reviewing Board and Committee compensation every two years and recommending changes, if appropriate, to the Board;

▪   Overseeing the evaluation of the Board and management, including the establishment of criteria and processes for the annual performance self-evaluation of the Board and each committee of the Board;

▪   Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties, and responsibilities of the Corporate Governance and Nominating Committee;

▪   Reviewing and making recommendations to the Board on any stockholder proposals and other practices relative to stockholder engagement;

▪   Reviewing significant corporate governance trends, best practices and issues which may impact the Company or its subsidiaries, ensuring the oversight of relevant corporate governance issues by the Board and its committees, and making appropriate recommendations to the Board regarding these matters, including the reporting thereof; and

▪   Overseeing the Company’s approach to political and lobbying activities and receiving periodic reports with respect to the Company’s political contributions, lobbying and trade association activities.

Independence

The Board has affirmatively determined that each member of the Corporate Governance and Nominating Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each member of the Corporate Governance and Nominating Committee meets the additional, heightened independence criteria required by law and the New York Stock Exchange’s listing standards.

Consolidated Edison, Inc. Proxy Statement	25

The Board of Directors

Executive Committee

Members

Timothy P. Cawley (Chair)

Ellen V. Futter

John F. Killian

John McAvoy
(until May 15, 2023)

Armando J. Olivera

Michael W. Ranger

Independent Directors: 4

Meetings Held in 2022: 0

Role & Responsibilities

The Executive Committee may exercise, during intervals between Board meetings, all the powers vested in the Board, except for certain specified matters.

Independence

The Board has affirmatively determined that the following members of the Executive Committee meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines: Ellen V. Futter, John F. Killian, Armando J. Olivera, and Michael W. Ranger.

Finance Committee Members L. Frederick Sutherland (Chair) William J. Mulrow Armando J. Olivera Michael W. Ranger Linda S. Sanford Independent Directors: 5 Meetings Held in 2022: 7

Role & Responsibilities

The primary responsibility of the Finance Committee is to review and make recommendations to the Board with respect to the Company’s financial condition and plans.

The Finance Committee’s responsibilities also include:

▪   Reviewing the annual operating and capital budgets of the Company;

▪   Reviewing and approving certain expenditures;

▪   Reviewing the Company’s five-year forecast;

▪   Reviewing periodic financial reports to be submitted to the Board;

▪   Reviewing dividend policy and actions;

▪   Annually reviewing the Company’s arrangements for credit;

▪   Annually reviewing the Company’s and its subsidiaries’ plans for issuances of securities and other proposed financings;

▪   Consistent with Board authorization of such transaction, approving the specific terms of each Company security issue, financing, redemption or repurchase of securities;

▪   Reviewing the Company’s and its subsidiaries’ investment policies for cash investments;

▪   Overseeing the Company’s strategic business plan;

▪   Reviewing certain procurement contracts and purchases and sales of assets;

▪   Reviewing certain real estate transactions and litigation settlements; and

▪   Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties, and responsibilities of the Finance Committee.

Independence

The Board has affirmatively determined that each member of the Finance Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

26	Consolidated Edison, Inc. Proxy Statement

The Board of Directors

Safety, Environment, Operations and

Sustainability Committee

Members

Armando J. Olivera (Chair)

Ellen V. Futter

Karol V. Mason

John McAvoy (until May 15, 2023)

Dwight A. McBride

William J. Mulrow

Independent Directors: 5

Meetings Held In 2022: 4

Role & Responsibilities

The primary responsibility of the Safety, Environment, Operations and Sustainability Committee is to oversee the Company’s efforts relating to corporate responsibility and sustainability, which includes operating in a safe, environmentally sensitive and socially responsible manner, guarding the health and safety of Company employees and the public, supporting the development and success of Company employees, delivering value to customers and fostering growth to meet the expectations of investors.

The Safety, Environment, Operations and Sustainability Committee’s responsibilities also include:

▪   Reviewing significant issues identified by the Company relating to: (i) the Company’s subsidiaries’ environment, health and safety programs, (ii) the Company’s subsidiaries’ compliance with environment, health and safety laws and regulations, (iii) the Company’s corporate environment, health and safety policies and procedures, and (iv) the Company’s subsidiaries’ operating systems;

▪   Providing advice and counsel to the Company’s management on: (i) corporate environment, health and safety policies and matters, and (ii) other sustainability matters;

▪   Providing oversight to the Company’s management on the design, operation, maintenance and performance of the Company’s operating systems and reviewing significant issues identified by the Company relating to the reliable operation of the Company’s operating systems;

▪   Reviewing significant developments and emerging issues and risks identified by the Company relating to the Company’s sustainability priorities;

▪   Annually reviewing the Company’s Annual Sustainability Report;

▪   Reviewing significant climate change and sustainability trends and issues that may affect the operations of the Company or its subsidiaries, and advising the Board regarding plans and programs with respect thereto, including reporting of these matters; and

▪   Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Safety, Environment, Operations and Sustainability Committee.

Independence

The Board has affirmatively determined that the following members of the Safety, Environment, Operations and Sustainability Committee meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines: Armando J. Olivera, Ellen V. Futter, Karol V. Mason, Dwight A. McBride, and William J. Mulrow.

Consolidated Edison, Inc. Proxy Statement	27

The Board of Directors

Management

Development and

Compensation

Committee

Members

Deirdre Stanley (Chair)

John F. Killian

Dwight A. McBride

William J. Mulrow

Michael W. Ranger

L. Frederick Sutherland

Independent Directors: 6

Meetings Held in 2022: 8 (with Mercer attending 4 meetings)

Role & Responsibilities

The responsibilities of the Management Development and Compensation Committee (the “Compensation Committee”) include:

▪   Reviewing and approving, at least annually, the Company’s goals and objectives relevant to the compensation of the Company’s Named Executive Officers, including the Chief Executive Officer;

▪   Leading the performance evaluation and setting the compensation level of the Company’s Chief Executive Officer and other executives based on the evaluation of their performance;

▪   Reviewing and making recommendations to the Board relating to officer and senior management appointments;

▪   Reviewing and making recommendations to the Board regarding the Company’s annual incentive plan and equity plans;

▪   Reviewing the recommendations of management with respect to new plans, plan amendments and plan terminations;

▪   Reviewing the Company’s Compensation Discussion and Analysis (“CD&A”), related disclosures that are required by SEC rules to be included in the Company’s annual report and proxy statement and other disclosures that may be necessary or desirable;

▪   Recommending whether the Company’s CD&A should be included in the Company’s annual report and proxy statement;

▪   Providing the compensation committee report required by SEC rules to be included in the Company’s annual report and proxy statement;

▪   Assessing the independence of compensation consultants;

▪   Overseeing the Company’s management of risks that have been identified through the Company’s enterprise risk management program, relating to the purpose, duties and responsibilities of the Management Development and Compensation Committee;

▪   Reviewing and making recommendations as necessary to provide for orderly succession and transition in the senior management of the Company, including leadership training;

▪   Receiving reports and reviewing the Company’s human capital management systems and policies;

▪   Making recommendations to help maintain equal employment opportunity, a diverse and inclusive workforce, adequate executive management and compensation, and orderly management succession;

▪   Overseeing the Company’s policies and strategies relating to talent development and human capital management, including diversity and inclusion;

▪   Reviewing reports of management and plan officials as to the plan’s compliance with ERISA;

▪   Reviewing and approving and making recommendations to the Board about the adoption or revision of any clawback or recoupment policy allowing the Company to recover compensation paid to executive officers; and

▪   Reviewing the audited financial statements of the plans and reports of management and plan officials with respect to the administration and performance of the pension and other benefit funds.

Independence

The Board has affirmatively determined that each member of the Management Development and Compensation Committee meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. In addition, each of the members of the Compensation Committee is “independent,” as defined in the New York Stock Exchange’s listing standards under Rule 10C-1 of the Securities Exchange Act of 1934, and meets the “outside director” criteria of Section 162(m) of the Internal Revenue Code and the “Non-Employee” Director criteria of Rule 16b-3 under the Securities Exchange Act of 1934.

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The Board of Directors

Selection of Director Candidates

The Corporate Governance and Nominating Committee reviews the skills and characteristics of Director candidates, including their independence, integrity, judgment, areas of business expertise, availability for service, and diversity (including, but not limited to, diversity of gender, race, ethnicity, nationality, and sexual orientation and such other factors as it deems appropriate). The Company values diversity and respect within the Board, and affirms its policy of non-discrimination based on race, color, religion, creed, national origin, sex, age, marital status, sexual orientation, pregnancy, genetic information, gender identity, disability, citizenship, veteran status, or other legally protected characteristics. Director candidates are also evaluated in light of their service on other boards, as well as considerations relating to the size, structure, and needs of the Board.

The Corporate Governance and Nominating Committee has the authority under its charter to hire advisors to assist it in its decisions. The Corporate Governance and Nominating Committee identifies Director candidates through a variety of means, including: (i) professional search firms, (ii) recommendations from members of the Board, (iii) suggestions from senior management, and (iv) submissions by the Company’s stockholders.

When using a professional search firm, the Corporate Governance and Nominating Committee directs the firm to include in each Director search qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of gender, race, ethnicity, nationality, and sexual orientation. The firm assists in developing criteria for potential Board members to complement the Board’s existing strengths. Based on such criteria, the firm is directed to provide for review and consideration a diverse slate of candidates, including, but not limited to, diverse candidates with respect to gender, race, ethnicity, nationality, and sexual orientation. After consulting with the Corporate Governance and Nominating Committee, the firm further screens and interviews candidates as directed to determine their qualifications, interest and any potential conflicts of interest and provides its results to the Committee.

The Corporate Governance and Nominating Committee also considers candidates recommended by stockholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates candidates recommended by stockholders versus those recommended through other means. The Corporate Governance and Nominating Committee makes an initial determination as to whether a particular candidate meets the Company’s criteria for Board membership, and then further considers candidates that meet such criteria.

Stockholder recommendations for candidates, accompanied by biographical material for evaluation, may be sent to the Vice President and Corporate Secretary of the Company. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Vice President and Corporate Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.

Compensation Consultant

Director Compensation Consultant

The Corporate Governance and Nominating Committee has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to periodically provide information, analyses, and objective advice regarding Director compensation. The Corporate Governance and Nominating Committee directs Mercer to: (i) assist it by providing competitive market information on the design of the Director compensation program; (ii) advise it on the design of the Director compensation program and also provide advice on the administration of the program; and (iii) brief it on Director compensation trends among the Company’s compensation peer group and broader industry. Mercer last reviewed Director compensation in February 2022. The Board members, including the Chief Executive Officer, consider the recommendations of the Corporate Governance and Nominating Committee. The decisions may reflect factors and considerations in addition to the information and advice provided by Mercer.

Executive Compensation Consultant

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts, and others to assist it. The Compensation Committee engages Mercer to provide information, analyses, and objective advice regarding our executive compensation program. The Compensation Committee directs Mercer to: (i) assist with the

Consolidated Edison, Inc. Proxy Statement	29

The Board of Directors

development and assessment of the Company’s compensation peer group for the purposes of providing competitive market information for the design of the executive compensation program; (ii) compare the Company’s Chief Executive Officer’s base salary, annual incentive, and long-term incentive compensation to that of the chief executive officers of the compensation peer group and broader industry; (iii) advise on the level of officers’ base salaries, annual incentives, and long-term incentives; (iv) advise on the design of the Company’s annual and long-term incentive plans and on the administration of the plans; (v) advise on executive compensation trends among the Company’s compensation peer group and broader industry; and (vi) assist with the preparation of the Compensation Discussion and Analysis for this Proxy Statement.

Compensation Consultant Disclosure

Mercer’s fees for executive and Director compensation consulting to Board Committees in 2022 were approximately $658,820.

On an annual basis, the Compensation Committee considers the independence of Mercer in accordance with the related SEC rules and the listing standards of the New York Stock Exchange. In 2022, the Compensation Committee concluded that the services provided by the affiliates of Mercer’s parent company, Marsh & McLennan, did not raise any conflicts of interest and did not impair Mercer’s ability to provide independent advice to the Compensation Committee concerning executive or Director compensation matters.

Compensation Consultant Interlocks and Insider Participation

Deirdre Stanley (Chair), John F. Killian, Dwight A. McBride, William J. Mulrow, Michael W. Ranger, and L. Frederick Sutherland were the members of the Company’s Compensation Committee during 2022. The Company believes that there are no interlocks with the members of the Compensation Committee and the Company’s executives.

Communications with the Board of Directors

Interested parties may communicate directly with individual members of the Company’s Board, including the non-management Directors as a group, by writing to them, care of the Company’s Vice President and Corporate Secretary, at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. The Vice President and Corporate Secretary will forward communications received to the Director or the Directors as indicated.

30	Consolidated Edison, Inc. Proxy Statement

Stockholder Engagement

STOCKHOLDER ENGAGEMENT

Overview

Recognizing that regular communication with our stockholders enables the Company to better understand their viewpoints and to obtain feedback regarding issues that are of interest to them, the Company continued to engage in a hybrid format with stockholders. The Company values stockholder input and is committed to taking such input into consideration in making executive compensation and governance decisions.

The chart that follows represents certain actions that the Company takes before, during and after the annual meeting.

1 Annual Meeting	2 Post-Annual Meeting	3 Off-season Engagement and Evaluation of Best Practices	4 Engagement Prior to Annual Meeting

▪  Stockholders may engage with Board members and senior management

▪  Stockholders may ask questions and voice opinions about the Company, its practices, policies, and operations

▪  Voting results for management and stockholder proposals are determined

▪  Review voting results in light of existing practices, as well as feedback received from stockholders during proxy engagement season and annual meeting

▪  Review corporate governance trends, regulatory developments, and the Company’s corporate governance documents, policies, and procedures

▪  Determine topics for discussion during off-season stockholder engagement

▪  Engage with stockholders to better understand their viewpoints and inform Board and committee discussions

▪  Explore corporate ESG best practices

▪  Report results of stockholder engagement team activities to Corporate Governance and Nominating Committee and the Board

▪  Evaluate and discuss potential changes to Company executive compensation and governance practices and disclosures

▪ Seek feedback on potential matters for stockholder consideration at the annual meeting ▪ Discuss stockholder proposals with proponents, when appropriate ▪ Publish annual report and proxy statement

Stockholder Engagement Highlights

During 2022, the Company held its third annual ESG webinar, participated in nearly 600 meetings, including investor conferences and virtual roadshows targeting the U.S., Europe, Canada, and Australia, engaging with a broad range of stockholders, including index funds, union and public pension funds, actively-managed funds, ESG-focused funds, and stockholder advisory firms.

During 2022, the Company engaged with stockholders holding in aggregate 45% of shares outstanding.

Consolidated Edison, Inc. Proxy Statement	31

Stockholder Engagement

Key topics of stockholder engagement included Con Edison of New York’s and Orange and Rockland’s rate filings, the strategic review of the Clean Energy Businesses and its outcome, Con Edison of New York’s Climate Change Adaptation and Resiliency Plan, the Company’s corporate strategy, the Company’s pursuit of net-zero-carbon-emission goals, diversity, equity and inclusion, disclosure practices (including ESG standardized reporting), corporate governance, political spending and lobbying practices, and operations and financial matters (including issues raised by COVID-19). In response to stockholder feedback received during 2022, the Company: (i) continued to enhance disclosures concerning political lobbying activities, resulting in a sustained CPA-Zicklin Index for Corporate Political Disclosure and Accountability score of 100 – one of only six companies in the S&P 500 and Russell 1000 indices to score 100%; (ii) developed and issued a Human Rights Statement highlighting the Company’s commitment to human rights; (iii) focused on DE&I and, as a result, ranked 1st in the Utility sector and 15th overall in As You Sow’s 2022 Racial Justice Russell 1000 Scorecard; and (iv) further refined the disclosures in its proxy to, among other things, provide clearer and more accessible information on cybersecurity risk oversight.

Members of Core Stockholder Engagement Team	Others Included in Stockholder Engagement Efforts
▪ Chief Financial Officer ▪ Treasurer ▪ Investor Relations

▪  Chief Executive Officer and subsidiary Presidents

▪  Other senior officers and business unit heads

▪  Office of Corporate Secretary

▪  Environment, Health & Safety Executives

▪  Corporate Affairs Executives

▪  Strategic Planning Executives

Throughout the year, the Company communicates the stockholder feedback it receives to the Board and its committees, and the Board considers this feedback in making its decisions.

32	Consolidated Edison, Inc. Proxy Statement

Director Compensation

DIRECTOR COMPENSATION

Overview

The Corporate Governance and Nominating Committee reviews Director compensation every two years. The Corporate Governance and Nominating Committee considers information, analyses, and objective advice regarding director compensation provided by Mercer. Director compensation is assessed relative to the Company’s compensation peer group (the same group used to evaluate executive compensation), general industry trends, and the total cost of governance. The Board reviews the recommendations of the Corporate Governance and Nominating Committee when determining whether changes, if any, will be made.

In February 2022, at the request of the Corporate Governance and Nominating Committee, Mercer conducted an in-depth analysis of each element of compensation and the compensation program structure relative to the compensation peer group. Mercer’s review found that the value of the annual equity award granted to non-employee Directors was below market median. Based on Mercer’s findings, the Corporate Governance and Nominating Committee recommended, and the Board approved, an increase of $10,000 to the value of the annual equity award effective April 1, 2022.

Compensation for individual Directors approximates the median of compensation for Directors in similar positions at the compensation peer group.

Elements of Compensation

In 2022, non-employee Directors were eligible to receive the following:

Amount
($)

Annual Retainer	115,000

Lead Director Retainer	35,000

Chair of Audit Committee Retainer	30,000

Member of Audit Committee Retainer (excluding the Audit Committee Chair)	15,000

Chair of Corporate Governance and Nominating Committee Retainer	15,000

Chair of Finance Committee Retainer	15,000

Chair of Management Development and Compensation Committee Retainer	20,000

Chair of the Safety, Environment, Operations and Sustainability Committee Retainer	15,000

Acting Committee Chair Fee (where the regular Chair is absent)	200

Annual Equity Award (Deferred Stock Units)	160,000

Footnotes:

In 2022, the Company reimbursed non-employee Directors for reasonable expenses incurred in attending in-person Board and Committee meetings.

No person who served on both the Company Board and on the Board of its subsidiary, Con Edison of New York, and corresponding Committees, was paid additional compensation for concurrent service. Directors who are employees of the Company or its subsidiaries do not receive retainers or annual equity awards for their service on the Board.

Stock Ownership Guidelines

The Company has stock ownership guidelines for its non-employee Directors. The Guidelines provide that, within five years of joining the Board, each Director should own, and continue to hold during his or her tenure on the Board, shares (including stock equivalents and restricted stock units) with an aggregate value (measured at the time the shares are acquired) equal to five times the annual retainer (not including committee and/or committee chair fees) paid to such Director during the previous fiscal year. As of December 31, 2022, all Directors have either exceeded their stock ownership guideline requirement or are in the five-year grace period and making satisfactory progress towards meeting the requirement.

Consolidated Edison, Inc. Proxy Statement	33

Director Compensation

Long Term Incentive Plan

Non-employee Directors participate in the Company’s long term incentive plan. Pursuant to the long term incentive plan, each non-employee Director then serving was allocated an annual equity award of $160,000 of deferred stock units on the first business day following the 2022 Annual Meeting. If a non-employee Director is first appointed to the Board after an annual meeting, his or her first annual equity award will be prorated.

Settlement of the 2022 annual equity awards of stock units was automatically deferred until the Director’s termination of service from the Board of Directors. Each non-employee Director may elect to receive some or all of his or her 2022 annual equity awards of stock units on another date or to further defer any other prior annual equity award of stock units, including any related dividend equivalents earned on such prior annual equity awards of stock units.

Each non-employee Director may also elect to defer all or a portion of his or her 2022 retainer(s) into additional deferred stock units, which are deferred until the Director’s termination of service.

Dividend equivalents are payable on 2022 deferred stock units in the amount and at the time that dividends are paid on Company Common Stock and are credited in the form of additional deferred stock units which are fully vested as of the date the dividends would have been paid to the Director or, at the Director’s option, are paid in cash.

All payments on account of deferred stock units will be made in shares of Company Common Stock. The long term incentive plan provides that cash compensation deferred into stock units, annual equity awards, and dividend equivalents granted to non-employee Directors that are credited in the form of additional deferred stock units, are fully vested, and payable in a single one-time payment of whole shares (rounded to the nearest whole share) within 60 days following separation from Board service, unless the Director has elected to defer distribution to another date.

Stock Purchase Plan

Directors are eligible to participate in the Company’s stock purchase plan, which is described in Note O to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

34	Consolidated Edison, Inc. Proxy Statement

Director Compensation

Director Compensation Table

The following table sets forth the compensation for the members of the Company’s Board of Directors for the fiscal year ended December 31, 2022.

	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Name	($)	($)	($)	($)

Timothy P. Cawley(3)	—	—	—	—

Ellen V. Futter	115,000	160,000	5,000	280,000

John F. Killian	145,000	160,000	—	305,000

Karol Mason	115,000	160,000	5,000	280,000

John McAvoy	115,000	160,000	—	275,000

Dwight A. McBride	115,000	160,000	5,000	280,000

William J. Mulrow	115,000	160,000	3,194	278,194

Armando J. Olivera	145,000	160,000	5,000	310,000

Michael W. Ranger	180,000	160,000	98,545	438,545

Linda S. Sanford	130,000	160,000	—	290,000

Deirdre Stanley	135,000	160,000	22,664	317,654

L. Frederick Sutherland	145,000	160,000	76,393	381,393

Footnotes:

(1)

On May 17, 2022, each non-employee Director elected at the 2022 Annual Meeting received a grant of 1,864 stock units valued at $95.04 per share, the equivalent of $160,000. The stock units were fully vested at the time of grant. The value of the stock units was computed in accordance with FASB ASC Topic 718. The aggregate number of stock units outstanding for each non-employee Director as of December 31, 2022 was as follows: Ms. Futter—40,222; Mr. Killian—35,924; Ms. Mason—4,500; Mr. McAvoy—4,701; Dr. McBride —4,281; Mr. Mulrow—11,853; Mr. Olivera—21,185; Mr. Ranger—78,793; Ms. Sanford—18,245; Ms. Stanley—19,686, and Mr. Sutherland—74,471.

(2)

The “All Other Compensation” column includes matching contributions paid in 2022, or accrued in 2022 and paid in 2023, by the Company, to qualified institutions under its matching gift program. All Directors and employees are eligible to participate in this program. Under the Company’s matching gift program, the Company matches up to a total of $5,000 per eligible participant on a one-for-one basis to qualified institutions per calendar year. It also includes, for Messrs. Mulrow, Ranger, Sutherland and Ms. Stanley, $3,194, $98,545, $76,393 and $22,664, respectively, that represent dividend equivalents accrued on deferred stock units received, at the Director’s election, in lieu of cash retainer.

(3)	Mr. Cawley did not receive any compensation for his services as a Director because he is an employee of the Company.

Consolidated Edison, Inc. Proxy Statement	35

Stock Ownership

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table provides, as of February 28, 2023 the amount of shares of Company Common Stock beneficially owned by each Director, each Named Executive Officer, and by all Directors and executive officers of the Company as a group, and information about the amount of their equity-based holdings in the Company’s stock plans.

Name	Shares Beneficially Owned(1)	Other Equity-Based Holdings(2)	Total(3)
	(#)	(#)	(#)

Timothy P. Cawley	5,804	13,459	19,263

Ellen V. Futter	36,568	6,000	42,568

John F. Killian	22,212	13,712	35,924

Karol V. Mason	—	4,500	4,500

John McAvoy	10,147	—	10,147

Dwight A. McBride	4,281	—	4,281

William J. Mulrow	1,421	10,431	11,852

Armando J. Olivera	21,685	—	21,685

Michael W. Ranger	78,793	—	78,793

Linda S. Sanford	20,645	—	20,645

Deirdre Stanley	16,340	3,346	19,686

L. Frederick Sutherland	70,291	8,180	78,471

Robert Hoglund	14,036	30,000	44,036

Matthew Ketschke	658	2,272	2,930

Deneen L. Donnley	1,403	6,421	7,824

Robert Sanchez	4,736	8,519	13,255

Directors and Executive Officers as a group, including the above-named persons (24 persons)	322,929	139,055	461,984

Footnotes:

(1)

The number of shares shown includes shares of Company Common Stock that are individually or jointly owned, as well as shares over which the individual has sole or shared investment or sole or shared voting power. The number of shares shown also includes vested stock units, as to which the individual may obtain investment or voting power within 60 days following separation from service: Ms. Futter—34,222; Mr. Killian—22,212; Ms. Mason—0; Mr. McAvoy—4,701; Dr. McBride—4,281; Mr. Mulrow—0; Mr. Olivera—21,185; Mr. Ranger—78,793; Ms. Sanford—18,245; Ms. Stanley—16,340; Mr. Sutherland—66,291 and directors and executive officers as a group—266,270.

(2)	Represents vested stock units, as to which the individual may not, within 60 days after February 28, 2023, obtain investment or voting power.

(3)	As of February 28, 2023, ownership was, in each case, less than 1% of the 355,089,791 shares outstanding.

36	Consolidated Edison, Inc. Proxy Statement

Stock Ownership

Stock Ownership of Certain Beneficial Owners

The following table provides information, as of December 31, 2022, with respect to persons who are known to the Company to beneficially own more than 5% of Company Common Stock.

	Shares of Common Stock Beneficially Owned	Percent of Class
Name and Address of Beneficial Owner	(#)	(%)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	45,851,229(1)	12.9
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	43,349,680(2)	12.2
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	28,009,544(3)	7.9

Footnotes:

(1)

BlackRock, Inc. stated in its Schedule 13G/A, filed on January 30, 2023 with the SEC, that it has sole voting power for 42,122,075 shares, and sole dispositive power for all of these shares and shared voting and dispositive power for none of these shares.

(2)

The Vanguard Group stated in its Schedule 13G/A, filed on February 9, 2023 with the SEC, that it has sole voting power for none of these shares, shared voting power for 647,743 of these shares, sole dispositive power for 41,729,295 of these shares, and shared dispositive power for 1,620,385 of these shares.

(3)

State Street Corporation stated in its Schedule 13G/A, filed on February 3, 2023 with the SEC, that it has sole voting and dispositive power for none of these shares, shared voting power for 23,341,599 of these shares, and shared dispositive power for 27,959,599 of these shares.

Consolidated Edison, Inc. Proxy Statement	37

Ratification of the Appointment of Independent Accountants

INDEPENDENT ACCOUNTANTS RATIFICATION

Proposal No. 2    Ratification of the Appointment of Independent Accountants

At the Annual Meeting, as a matter of sound corporate governance, stockholders will be asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as independent accountants for the Company for 2023. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future appointment of independent accountants.

PwC has acted as independent accountants for the Company for many years. The Audit Committee considered PwC’s qualifications in determining whether to appoint PwC as independent accountants for 2023. The Audit Committee reviewed PwC’s performance, as well as PwC’s reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee also reviewed a report provided by PwC regarding its quality controls, inquiries or investigations by governmental or professional authorities and independence. (See “Audit Committee Matters” on page 39.) Based on this review, the Audit Committee believes that the appointment of PwC as independent accountants for the Company for 2023 is in the best interests of the Company and its stockholders. Representatives of PwC will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP

Fees paid or payable to PwC for services related to 2022 and 2021 are as follows:

	2022	2021
	($)	($)

Audit Fees	5,901,760	5,612,417

Audit-Related Fees(1)	4,216,857	2,071,083

Tax Fees	200,000	175,500

TOTAL	10,318,617	7,859,000

Footnote:

(1)

Relates to assurance and related service fees that are reasonably related to the performance of the annual audit or quarterly reviews of the Company’s financial statements that are not specifically deemed “Audit Services.” The major items included in Audit-Related Fees in 2022 and 2021 are fees for reviews of system implementations and internal controls of the regulated entities, and audits of various solar projects of the Clean Energy Businesses. Also included for 2022 are amounts for additional procedures performed on the standalone financial statements of the Clean Energy Businesses, in connection with the sale of that business.

The Audit Committee or, as delegated by the Audit Committee, the Chair of the Committee, approves in advance each auditing service and non-audit service permitted by applicable laws and regulations, including tax services, to be provided to the Company and its subsidiaries by its independent accountants.

The Board recommends FOR Proposal No. 2

Ratification of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions are voted neither “for” nor “against,” and have no effect on the vote.

38	Consolidated Edison, Inc. Proxy Statement

Audit Committee Matters

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Company’s Audit Committee is comprised of five directors, all of whom meet the qualifications required by the New York Stock Exchange and Securities and Exchange Commission, and the Company’s Corporate Governance Guidelines. The Audit Committee operates under a written charter adopted by the Board of Directors that is available on the Company’s website.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2022. The Audit Committee has also discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with PwC its independence and qualifications. The Audit Committee also considered whether PwC’s provision of limited tax and non-audit services to the Company is compatible with PwC’s independence and concluded that it was.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Audit Committee:

John F. Killian (Chair)

Armando J. Olivera

Michael W. Ranger

Linda S. Sanford

L. Frederick Sutherland

Consolidated Edison, Inc. Proxy Statement	39

Advisory Vote to Approve Named Executive Officer Compensation

ADVISORY VOTE

Proposal No. 3    Advisory Vote to Approve Named Executive Officer Compensation

The Company values the opinions of its stockholders, and in accordance with Section 14A of the Securities Exchange Act of 1934, the stockholders have the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers (commonly referred to as a “say-on-pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables on pages 42 through 84, Appendix A and Appendix B. The Company currently conducts such votes annually. The Board recommends that the stockholders vote to approve, on an advisory basis, the compensation of the Named Executive Officers. In 2022, the Company held a say-on-pay vote and 91% of the shares voted were voted “for” the proposal. Following this year’s say-on-pay vote, subject to stockholder vote results on Proposal No. 4, on an advisory basis, on the frequency of future advisory votes, on Named Executive Officer compensation, the next such vote will be at the Company’s 2024 annual meeting of stockholders.

As discussed in the CD&A, the Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to provide safe, reliable, and efficient service for its customers. The Management Development and Compensation Committee, with the assistance of its independent compensation consultant, seeks to provide base salary and performance-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that are competitive with the median level of compensation provided by the Company’s compensation peer group to effectively link pay with performance.

The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance. Each year, the Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation and retirement, and welfare benefits provided to each Named Executive Officer.

The Compensation Committee chooses performance goals under the annual incentive plan and the long term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Compensation Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.

For the reasons indicated and more fully discussed in the CD&A, the Board recommends that the stockholders vote in favor of the following advisory resolution:

“RESOLVED, That the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompany the compensation disclosure tables is hereby approved.”

The Board recommends FOR Proposal No. 3

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 3 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee will consider the voting results when making future compensation decisions for the Named Executive Officers.

40	Consolidated Edison, Inc. Proxy Statement

Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES

Proposal No. 4    Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

As described in Proposal No. 3, the stockholders have the opportunity to cast an advisory vote to approve Named Executive Officer compensation (commonly referred to as a “say on pay” vote). In accordance with the requirements of Section 14A of the Securities and Exchange Act of 1934, this Proposal No. 4 provides the stockholders with the opportunity, at least once every six years, to provide an advisory vote on how often the Company should include a say on pay vote on Named Executive Officer compensation in the Company’s proxy statement for future annual stockholder meetings (commonly referred to as a “say when on pay” or say on pay frequency vote).

Under this Proposal No. 4, the stockholders may vote to have the say on pay vote every year, every two years, or every three years, or may abstain from voting. In 2011, the Company held its first advisory vote on the say on pay frequency vote and 86.68% of the shares voted were voted “for” an annual vote and, again in 2017, the Company held the advisory vote on the say on pay frequency vote and 85.03% of the shares voted were voted “for” an annual vote. Following this year’s say on pay frequency vote, it is expected that the next such vote will be at the Company’s 2029 annual stockholders’ meeting. Stockholders may cast their advisory vote on the say on pay frequency vote every “1 Year,” “2 Years,” or “3 Years,” or “Abstain.”

The Board recommends that the stockholders approve, on an advisory basis, continuing to hold an annual say on pay vote. The Board continues to believe that an annual vote is the most appropriate for the Company as it will provide the stockholders with an opportunity to express their views on the Company’s executive compensation program in a consistent and timely manner.

The Board recommends a vote FOR “1 YEAR” in Proposal No. 4

Approval of Proposal No. 4 requires the affirmative vote of a plurality of the votes cast on the proposal at the Annual Meeting, in person or by proxy. This means that the option for holding an advisory vote every one year, two years, or three years receiving the greatest number of votes will be considered the preferred frequency of the stockholders. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 4 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee value the opinions of the stockholders as expressed through their vote and other communications and will consider the results of this advisory vote when making future decisions about the frequency of the say on pay vote.

Consolidated Edison, Inc. Proxy Statement	41

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

42	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Introduction

This section of the Proxy Statement provides an overview of the Company’s 2022 executive compensation program (the “executive compensation program”) and an analysis of the decisions made with respect to the compensation of the Company’s Chief Executive Officer and Chief Financial Officer, as well as three other most highly compensated executive officers serving at the end of the year (collectively, these officers are referred to as Named Executive Officers.) The executive compensation program covers the Company’s Named Executive Officers. As of December 31, 2022, the Company’s Named Executive Officers were:

◾	Timothy P. Cawley, President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York

◾	Robert Hoglund, Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York

◾	Matthew Ketschke, President, Con Edison of New York

◾	Deneen L. Donnley, Senior Vice President and General Counsel of the Company and Con Edison of New York

◾	Robert Sanchez, President and Chief Executive Officer, Orange & Rockland

Executive Summary

The Company’s executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success, to motivate these executives to create value for its stockholders, and to promote safe, reliable, and efficient service for its customers. Each year, the Management Development and Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation, and retirement and welfare benefits provided to each Named Executive Officer. The Compensation Committee, with the assistance of its independent compensation consultant, seeks to align pay to performance and provide base salary and performance-based compensation that is competitive with the median level of compensation provided by the Company’s compensation peer group companies. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 46 and “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning— Attraction and Retention—Compensation Peer Group” on page 46.) The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation (which includes base salary, and target annual incentive and long-term incentive compensation) to motivate strong annual and multi-year Company performance.

Features of the Executive Compensation Program

Type	Component	Objective

Performance-Based Compensation	Annual Incentive Compensation	Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
Long-Term Incentive Compensation (70% performance-based restricted stock units and 30% time-based restricted stock)

With respect to performance-based restricted stock units, achievement, over a three-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.

For 2022, long-term incentive compensation for each Named Executive Officer also included a time-based, restricted stock unit component that generally vests in full on the third anniversary of the grant subject to the officer’s continued employment.

Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate salaries based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited perquisites.

Consolidated Edison, Inc. Proxy Statement	43

Compensation Discussion and Analysis

Compensation Governance Practices

The Company is committed to maintaining strong compensation governance practices to support the pay-for-performance philosophy of the executive compensation program and align the executive compensation program with the long-term interests of the Company’s stockholders:

◾

Pay Practices. The Company has (i) no employment agreements, (ii) no golden parachute excise tax gross-ups, and (iii) no individually negotiated equity awards with special treatment upon the Company’s change in control.

◾

Long-Term Incentive Compensation. The long term incentive plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards, unless both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year. While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options.

◾

Long-Term Incentive Mix. For 2022, Named Executive Officer long-term incentive compensation includes a mix of performance-based and time-based restricted stock units. Based on proxy statements filed in 2022, over 75% of the Company’s compensation peer group companies granted some form of non-performance-based long-term incentive compensation (such as time-based restricted stock units) to their named executive officers. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Pay-for-Performance Alignment and Pay Mix” on pages 48 through 50.)

◾	Risk Management. The relevant features of the Company’s compensation programs that mitigate risk are:

○

annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

○	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

○	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

○	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

○	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year; and

○	annual and long-term incentive plans that are subject to payment caps and Compensation Committee discretion to reduce payouts.

◾

Stock Ownership Guidelines. Stock ownership guidelines for the Company’s directors and senior officers, including the Named Executive Officers, encourage a long-term commitment to the Company’s sustained performance through stock ownership. (See “Director Compensation—Stock Ownership Guidelines” on page 33 and “Compensation Discussion and Analysis—Risk Mitigation—Stock Ownership Guidelines” on page 69.)

◾

No Hedging and No Pledging. To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy prohibit all directors and the Named Executive Officers, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan. All officers, finance department employees, employees who receive or review drafts of the Company’s financial statements, employees who work in the Corporate Secretary’s office, and any other employee specifically designated by the General Counsel are also covered by the Insider Trading Policy’s prohibition on hedging and pledging. (See “Compensation Discussion and Analysis—Risk Mitigation—No Hedging and No Pledging” on page 70.)

◾

Recoupment (Clawback) Policy. The Company’s compensation recoupment policy in place since 2011 allows the Company to recoup excess incentive-based compensation and applies to all officers of the Company and its subsidiaries and is intended to reduce potential risks associated with its executive compensation program and align the long-term interests of officers and stockholders. The Company is in the process of reviewing its current compensation recoupment policy to ensure compliance with the final clawback rules recently adopted by the Securities and Exchange Commission and proposed by the New York Stock Exchange (See “Compensation Discussion and Analysis—Risk Mitigation—Recoupment (Clawback) Policy” on page 70.)

44	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Say-on-Pay

In 2022, the Company held its annual stockholder vote to approve Named Executive Officer compensation (commonly referred to as a “say-on-pay” vote) and 91% of the shares voted were voted “for” the proposal. The 2022 say-on-pay voting result was consistent with the results of the prior three years where 92.23% (in 2021), 93.40% (in 2020), and 92.83% (in 2019) of the shares voted were voted “for” the proposal. Though our say-on-pay results continue to be very strong, the Company continued its year-round stockholder engagement efforts through 2022 and early 2023. An overview of what the Company heard from stockholders during its engagement efforts and how it responded with respect to executive compensation matters is described in “Year-Round, Stockholder Engagement” below.

In 2017, the Company last held a stockholder vote on the frequency of future say-on-pay votes. The Board recommended holding an annual say-on-pay vote and 85% of shares voted were voted in favor of holding such a vote. The Company intends to hold an annual say-on-pay vote unless stockholders advise the Company to change the frequency of the vote at the Company’s 2023 annual meeting of stockholders.

Year-Round, Stockholder Engagement

Stockholder engagement is a key priority of the Company and the Board. The Company engages with its investors to gain valuable insight into current and emerging issues that are of interest to them, including Con Edison of New York’s and Orange and Rockland’s Rate Filings, the Clean Energy Businesses strategic review and outcome, financial and operating performance, COVID-19 impacts, regulatory and political matters, ESG reporting, corporate governance, political lobbying, Con Edison of New York’s Climate Change Adaptation and Resiliency Plan, the Company’s pursuit of net-zero-carbon- emission goals through the Company’s updated Clean Energy Commitment, and clean energy opportunities. A complete discussion of the Company’s stockholder engagement process and efforts is set forth in the section titled “Stockholder Engagement” on pages 31 through 32. During 2022, the Company engaged with stockholders in a variety of formats including in-person and virtual meetings with stockholders holding in aggregate 45% of shares outstanding. Feedback from these discussions is a key element in the development of the Company’s governance, sustainability, and executive compensation policies, as well as the ongoing evaluation of the Company’s business strategy and performance. For example, as a result of feedback received from stockholders, the Company: (i) continued to enhance disclosures concerning political lobbying activities, resulting in a sustained CPA-Zicklin Index for Corporate Political Disclosure and Accountability score of 100—one of only six companies in the S&P 500 and Russell 1000 indices to score 100%; (ii) developed and issued a Human Rights Statement highlighting the Company’s commitment to human rights; and (iii) ranked 1st in the Utility sector and 15th overall in As You Sow’s 2022 Racial Justice Russell 1000 Scorecard. The Company will continue to seek investor input in furtherance of its commitment to enhancing its executive compensation and disclosure practices and building long-term stockholder value.

Consolidated Edison, Inc. Proxy Statement	45

Compensation Discussion and Analysis

Executive Compensation Philosophy and Objectives

The Compensation Committee’s philosophy and objectives governing the development and implementation of the executive compensation program are set forth in the table below. There are no material differences in the Company’s compensation policies for each Named Executive Officer.

Our executive compensation philosophy is to provide competitive, performance-based pay

Motivate executives to create sustainable stockholder value and promote safe, reliable, and efficient service for customers	Performance-based compensation represents the most significant portion of each Named Executive Officer’s total direct compensation

Support the Company’s short- and long-term business plans and strategies	Annual incentive plan awards and the majority of long-term incentive plan awards are based on achieving financial and operating objectives critical to the Company’s business plans and strategies

Reward increased shareholder value	The largest portion of executive pay is delivered in long-term incentives based in part on the Company’s cumulative total shareholder return relative to the total shareholder return of the Company’s compensation peers

Footnotes:

Competitive Positioning—Attraction and Retention

The executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success. The Compensation Committee seeks to align pay to performance and provide “target total direct compensation” (base salary, target annual cash incentives, and target long-term equity-based incentives) that is competitive with the median level of compensation provided by the Company’s compensation peer group companies. The Company also seeks to provide retirement and other benefits that are competitive with those provided by the Company’s compensation peer group companies and to provide limited perquisites.

Compensation Peer Group

The Compensation Committee used a compensation peer group of publicly-traded utility companies of comparable size and scope to that of the Company. The purpose of the compensation peer group is to provide benchmark information on compensation levels provided to the Company’s officers and to measure relative total shareholder returns for the vesting of performance-based equity awards. The Compensation Committee annually reviews the composition of the compensation peer group companies and the impact of acquisitions and divestitures on the component companies. For 2022, the Compensation Committee made no changes to the compensation peer group from the one used to set 2021 compensation. The Company’s 2021 revenues approximated the 55th percentile of the compensation peer group.

46	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The Company’s compensation peer group consisted of the following companies:

Company Name	2021 Revenue(1)
($ in millions)

▪ Duke Energy Corporation	24,677

▪ The Southern Company	23,113

▪ PG&E Corporation	20,642

▪ NextEra Energy, Inc.	17,069

▪ American Electric Power Company, Inc.	16,792

▪ DTE Energy Company	14,964

▪ Edison International	14,905

▪ Dominion Energy, Inc.	13,964

▪ Xcel Energy Inc.	13,431

▪ Sempra Energy	12,857

▪ Entergy Corporation	11,743

▪ FirstEnergy Corp.	10,943

▪ Eversource Energy	9,863

▪ CenterPoint Energy, Inc.	8,352

▪ WEC Energy Group, Inc.	8,316

▪ Ameren Corporation	6,119

▪ PPL Corporation	5,783

▪ NiSource Inc.	4,900

Median	13,144

Consolidated Edison, Inc.	13,676

Percentile Rank	55%

Footnote:

(1)	Source: Capital IQ (represents net revenues, restated if applicable).

For 2023, the Compensation Committee has refreshed the compensation peer group by removing NextEra Energy, Inc. and NiSource Inc. due to changes in their revenue and regulated business mix, and as a result of merger and acquisition activity and replaced them with the following three companies that are more similar in size and business mix to the Company: Exelon Corp., Public Service Enterprise Group Inc. and CMS Energy Corp.

Consolidated Edison, Inc. Proxy Statement	47

Compensation Discussion and Analysis

Median Level Compensation

In 2022, the target total direct compensation awarded to the Named Executive Officers was competitive with the median for functionally comparable positions at the Company’s compensation peer group (as disclosed in proxy statements filed in 2022).

	Base Salary as of 12/31/2022		Target Total Cash Compensation (Base Salary + Target Annual Incentive)		Target Long-Term Incentive Compensation		Target Total Direct Compensation
	Company	Peer Group Median	Company	Peer Group Median	Company	Peer Group Median	Company	Peer Group Median
	($)	(%)	($)	(%)	($)	(%)	($)	(%)

Timothy P. Cawley	1,300,000	97	2,925,000	96	6,175,000	84	9,100,000	88

Robert Hoglund	863,600	120	1,511,300	116	1,727,200	99	3,238,500	105

Matthew Ketschke	668,000	83	1,202,400	80	1,670,000	82	2,872,400	79

Deneen L. Donnley	649,400	104	1,104,000	99	1,298,800	94	2,402,800	96

Robert Sanchez	546,400	99	983,500	102	1,092,800	116	2,076,300	106

Pay-for-Performance Alignment and Pay Mix

The Compensation Committee provides target total direct compensation to each Named Executive Officer through a combination of base salary (fixed compensation), annual cash incentive compensation and long-term equity-based incentive compensation.

The Compensation Committee believes that fixed compensation should recognize each Named Executive Officer’s individual responsibility and performance. The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance. For 2022, 70% of each Named Executive Officer’s long- term incentive compensation was performance-based and 30% was in the form of time-based restricted stock units. The Compensation Committee made this change to align more closely with peers, promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance, and help the Company to maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule.

Target annual cash incentive and target long-term equity-based incentive awards reflect the Compensation Committee’s desired balance between these elements, relative to the base salary paid to each Named Executive Officer. For 2022, awards under the Company’s annual incentive plan were based on the achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility. For 2022, 70% of the awards under the Company’s long term incentive plan were based on the achievement of financial and operating objectives critical to the Company’s business plans and strategies and the achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the total shareholder return for the Company’s compensation peer group companies.

The mix of target total direct compensation for the Named Executive Officers meets the Compensation Committee’s objectives by being weighted heavily toward performance-based compensation, with the largest portion delivered in performance-based long-term equity-based incentives. For 2022, the target total direct compensation mix of the Named Executive Officers was in line with that of the Company’s compensation peer group companies. (See “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” above.)

48	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The following charts illustrate the average mix of target total direct compensation for the Company’s Chief Executive Officer, Mr. Cawley, and for chief executive officers in the Company’s compensation peer group companies for 2022:

The following charts illustrate the average mix of target total direct compensation for the Company’s other Named Executive Officers and other named executive officers in the Company’s compensation peer group companies for 2022 (see table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 48):

Consolidated Edison, Inc. Proxy Statement	49

Compensation Discussion and Analysis

The following charts illustrate that a significant portion of Named Executive Officer long-term incentive compensation was in the form of performance-based equity-based awards. Based on proxy statements filed in 2022, over 75% of the Company’s compensation peer group companies granted some form of non-performance-based long-term incentive compensation (such as time-based restricted stock) to their named executive officers:

Determining Performance Goals

The Compensation Committee chooses performance goals under the annual and long-term incentive plans to support the Company’s short- and long-term business plans and strategies. In setting performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the pay practices of the compensation peer group companies. The Compensation Committee incents performance by setting challenging, but achievable, goals for the Company and its key executives.

Role of Compensation Committee and Others in Determining Executive Compensation

Compensation Committee’s Role

The role of the Compensation Committee is to establish and oversee the Company’s executive compensation and retirement and welfare benefit plans and policies, administer its equity plans and annual incentive plan, and review and approve annually all compensation relating to the Named Executive Officers. The Compensation Committee determines the amount and form of compensation for each of the Named Executive Officers.

Management’s Role

The Chief Executive Officer considers the following factors in making his compensation recommendations for each of the other Named Executive Officers:

◾	individual performance;

◾	contributions toward the Company’s long-term performance;

◾	the scope of each individual’s responsibilities; and

◾	compensation peer group company proxy statement data provided by the Compensation Committee’s independent compensation consultant.

The Company’s Human Resources department supports the Compensation Committee in its work.

50	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Compensation Consultant’s Role

The Compensation Committee has authority under its charter to hire advisors to assist it in its compensation decisions. It has retained Mercer as its independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee periodically meets with Mercer in executive session to discuss compensation matters. The Compensation Committee’s decisions reflect factors and considerations in addition to the information and advice provided by Mercer. A discussion of Mercer’s role as the Compensation Committee’s independent compensation consultant is set forth in the section titled “The Board of Directors—Compensation Consultant— Executive Compensation Consultant” on pages 29 through 30.

Compensation Elements

Base Salary

A portion of each Named Executive Officer’s annual cash compensation is paid in the form of base salary. Base salary is reviewed annually to recognize individual performance and at the time of a promotion or other change in responsibilities.

In setting base salary for the Named Executive Officers, including the Chief Executive Officer, the Compensation Committee considers various factors, including:

◾	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

◾	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

◾

the level of base salary compared to key executives holding equivalent positions in the Company’s compensation peer group companies. (See table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 48.)

The base salary of each Named Executive Officer as of December 31, 2021 and 2022, including their individual percentage increase, is set forth in the table below.

	Base Salary as of 12/31/2021	Base Salary as of 12/31/2022	Percentage Increase
	($)	($)	(%)

Timothy P. Cawley	1,250,000	1,300,000	4.0

Robert Hoglund	838,400	863,600	3.0

Matthew Ketschke	646,000	668,000	3.0

Deneen L. Donnley	634,400	649,400	3.0

Robert Sanchez	530,500	546,400	3.0

Effective February 1, 2023, the base salary merit increases for the Named Executive Officers, as a group averaged, 4.0%. with the exception of Mr. Ketschke, President, CECONY, who received an increase of $105,300 (15.7%), in order to reflect market competitive positioning in the peer group for positions comparable to his role.

Annual Incentive Compensation

Awards

A significant portion of the annual cash incentive compensation paid to the Named Executive Officers directly relates to the Company’s financial and operating performance, factors that the Compensation Committee believes influence stockholder value.

Individual performance is considered in setting annual cash incentive compensation through the establishment by the Compensation Committee of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.

Consolidated Edison, Inc. Proxy Statement	51

Compensation Discussion and Analysis

Award Opportunity

The Compensation Committee set the range of the award that each Named Executive Officer was eligible to receive under the annual incentive plan after considering various factors, including:

◾	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

◾	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

◾

the level of annual incentive compensation compared to key executives in the Company’s compensation peer group companies. (See table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 48.)

The range of awards included minimum, target, and maximum levels reflecting differing levels of achievement of the various financial and operating objectives. Awards are scaled to reflect relative levels of achievement of the objectives between the minimum, target, and maximum levels. The range of each Named Executive Officer’s potential award is set forth in the “Grants of Plan-Based Awards Table” on page 73. Awards under the annual incentive plan are designed to provide a competitive level of compensation if the Named Executive Officers achieve the target financial and operating objectives. The Compensation Committee has discretion but did not exercise it in 2022 to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s deferred income plan.

Awards under the annual incentive plan are calculated as follows:

“Base Salary” is a Named Executive Officer’s annual rate of base salary as of December 31, 2022.

“Target Percentage” is a percentage of Base Salary that varies based on the Named Executive Officer’s position as follows:

Target as a Percentage of Base Salary
(%)

Timothy P. Cawley	125

Robert Hoglund	75

Matthew Ketschke	80

Deneen L. Donnley	70

Robert Sanchez	80

52	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

“Weighting Earned” is the sum of the target weightings for adjusted net income, other financial performance, and operating objectives, including any adjustments (upward or downward) as a result of performance relative to target. Target weightings for each Named Executive Officer total 100% and are comprised of the following three components:

Subject to actual performance relative to target, the weighting earned can vary as indicated below

▪   adjusted net income

▪   operating objectives

▪   other financial performance

➢  operating budget component for Con Edison of New York, Orange & Rockland, and Con Edison Transmission

➢  Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”) for the Clean Energy Businesses

0 to 200%
➢ capital budget component of other financial performance (excluding the impact of modifiers)	0 to 120%

Financial Objectives

The financial objectives under the annual incentive plan are key performance measures that support the Company’s short- and long-term business plans and strategies and create value for the Company’s stockholders. The financial objectives consisted of “adjusted net income” and “other financial performance” components.

The “adjusted net income” component reflects the financial results of the Company’s business for which its Named Executive Officers are responsible and accounts for 50% of each Named Executive Officer’s potential annual incentive award. Performance relative to this component is shown on the “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation—Achievement of 2022 Financial and Operating Objectives” table on page 57. Adjusted net income is not determined in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Information on how the Company calculates adjusted net income is disclosed in the “Non-GAAP Financial Measures” section (on pages 9 through 11) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

“Company Adjusted Net Income” consists of adjusted net income for the Company and its subsidiaries.

“Regulated Adjusted Net Income” is the sum of Con Edison of New York’s and Orange & Rockland’s net income from ongoing operations. In all cases, adjusted net income excludes extraordinary non-recurring items identified by the Company after the applicable net income target is established and is net of the reserve that is established for the target annual incentive awards during the year-end closing. (See footnotes to the following table.) Company Adjusted Net Income and Regulated Adjusted Net Income are not determined in accordance with GAAP. Information on how the Company calculates adjusted net income is disclosed in the “Non-GAAP Financial Measures” section (on pages 9 through 11) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Company Adjusted Net Income is referred to therein as “adjusted earnings.”

Consolidated Edison, Inc. Proxy Statement	53

Compensation Discussion and Analysis

The following table shows the targets assigned to the “adjusted net income” component and, for each Named Executive Officer, the weighting earned based on achieving those targets.

	Performance Relative to Adjusted Net Income Target	Payout Relative to Adjusted Net Income Target(1)	Company (101.0%)(2)		Regulated (99.8%)(2)		Con Edison of New York (94.0%)(2)		Orange & Rockland (173.0%)(2)		Performance Relative to Adjusted Net Income Target	Payout Relative to Adjusted Net Income Target(1)
			Adjusted Net Income	Weight for Cawley, Hoglund, and Donnley	Adjusted Net Income	Weight for Ketschke	Adjusted Net Income	Weight for Sanchez	Adjusted Net Income	Weight for Sanchez
	(%)	(%)	($ in millions)	(%)	($ in millions)	(%)	($ in millions)	(%)	($ in millions)	(%)	($ in millions)	(%)
Maximum	≥ 110	200	1,764.4	100	1,629.1	100	1,538.9	20	90.2	80	≥ 143	200
Target	100	100	1,604.0	50	1,481.0	50	1,399.0	10	82.0	40	130	100
Minimum	90	0	1,443.6	0	1,332.9	0	1,259.1	0	73.8	0	117	0
ACTUAL	—	—	1,620.0	55.0	1,478.0	49.0	1,390.0	9.4	88.0	69.2	—	—

Footnotes:

(1)	The payout relative to the adjusted net income target is interpolated for actual performance between adjusted net income minimum, target, and maximum performance.

(2)	Actual performance relative to adjusted net income target.

The Compensation Committee has also established an adjusted net income “circuit breaker” for the annual incentive plan. If actual adjusted net income for 2022 had been less than 90% of the target adjusted net income, the achievement of all other financial and operating performance measures would have been disregarded and no annual incentive awards would have been made.

The “other financial performance” component, reflecting the Company’s business for which its Named Executive Officers are responsible and accounting for 25% of each Named Executive Officer’s potential annual incentive award, was comprised of one or more of the budgets for Con Edison of New York, Orange & Rockland, and Con Edison Transmission, and was comprised of Adjusted EBITDA for the Clean Energy Businesses, a measure that is not determined in accordance with GAAP. See Appendix B hereto for information on how the Company calculates Adjusted EBITDA for the Clean Energy Businesses. Performance relative to this component is shown on the “Compensation Discussion and Analysis— Compensation Elements—Annual Incentive Compensation—Achievement of 2022 Financial and Operating Objectives” table on page 57.

Con Edison of New York’s “other financial performance” component is allocated 10% for capital budget performance and up to 15% for operating budget performance, subject to a maximum 25% upward or downward adjustment based on the achievement of pre-established targets for 25 capital projects and programs and 12 operating and maintenance programs, respectively. The targets for the capital projects consist of completing milestones within specified budget targets, and, for the operating and maintenance programs, completing a number of units within specified per unit budget targets.

The following table shows the targets assigned to the “other financial performance” component for operating budget and, for each Named Executive Officer, the weighting earned based on achieving those targets.

	Performance Relative to Operating Budget Target	Payout Relative to Operating Budget Target(1)	Con Edison of New York 97.3%(2)					Orange & Rockland 101.3%(2)			Con Edison Transmission 100%
			Operating Budget	Weight for Cawley, Hoglund, and Donnley		Weight for Ketschke		Operating Budget	Weight for Cawley, Hoglund, and Donnley	Weight for Sanchez	Operating Budget	Weight for Cawley, Hoglund, and Donnley
	(%)	(%)	($ in millions)	(%)		(%)		($ in millions)	(%)	(%)	($ in millions)	(%)
Maximum	≤ 89	200	1,570.0	24		30		205.8	2	50	1.6	2
Target	> 99 - < 101	100	1,764.0	12		15		231.2	1	25	6.4	1
Minimum	≥ 111	0	1,958.3	0		0		256.6	0	0	12.8	0
ACTUAL	—	—	1,717.0	16.9	(3)	21.1	(3)	234.3	1	24.3	6.4	1

Footnotes:

(1)	The payout relative to the operating budget target is interpolated for actual performance between operating budget minimum, target, and maximum performance.

54	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

(2)	Actual performance relative to operating budget target.

(3)

In 2022, Con Edison of New York achieved pre-established performance targets for 11.5 out of 12 operating and maintenance programs, as a result of which the weighting earned was increased by 120 percent.

The following table shows the targets assigned to the “other financial performance” component for capital budget and, for each Named Executive Officer indicated, the weighting earned based on achieving those targets.

	Performance Relative to Capital Budget Target	Payout Relative to Capital Budget Target(1)	Con Edison Company of New York 97.7%(2)
			Capital Budget	Weight for Cawley, Hoglund, Ketschke and Donnley
	(%)	(%)	($ in millions)	(%)
Maximum	≤ 89	120	3,441.6	12
Target	> 99 - < 101	100	3,867.0	10
Minimum	≥ 111	0	4,292.4	0
ACTUAL	—	—	3,779.0	12.8	(3)

Footnotes:

(1)	The payout relative to the capital budget target is interpolated for actual performance between capital budget minimum, target, and maximum performance.

(2)	Actual performance relative to capital budget target.

(3)

In 2022, Con Edison of New York achieved 24.5 out of 25 pre-established performance targets for capital projects, as a result of which the weight earned was adjusted by 125 percent based on actual performance.

The following table shows the targets assigned to the “other financial performance” component for Adjusted EBITDA for the Clean Energy Businesses and, for each Named Executive Officer indicated, the weighting earned based on achieving those targets.

	Performance Relative to Adjusted EBITDA for the Clean Energy Businesses Target	Payout Relative to Adjusted EBITDA for the Clean Energy Businesses Target(1)	Clean Energy Businesses 107.7%(2)
			Adjusted EBITDA	Weight for Cawley, Hoglund, and Donnley
	(%)	(%)	($ in millions)	(%)
Maximum	≥ 115	200	613.4	2
Target	100	100	533.4	1
Minimum	≤ 85	0	453.4	0
ACTUAL	—	—	574.7	1.5

Footnotes:

(1)

The payout relative to the Adjusted EBITDA for the Clean Energy Businesses target is interpolated for actual performance between Adjusted EBITDA for the Clean Energy Businesses minimum, target, and maximum performance.

(2)	Actual performance relative to Adjusted EBITDA for the Clean Energy Businesses target.

Consolidated Edison, Inc. Proxy Statement	55

Compensation Discussion and Analysis

Operating Objectives

The “operating objectives” component, reflecting the responsibilities of the Named Executive Officer and accounting for 25% of each Named Executive Officer’s potential annual incentive award, was comprised of a number of key indicators that guide Con Edison of New York, Orange & Rockland, Clean Energy Businesses, and Con Edison Transmission and support the Company’s goal of providing safe, reliable, and efficient service to customers in an environmentally sound manner. The operating objectives are directly linked to specific, pre-established, and measurable goals that are selected to encourage superior performance in four main areas:

Employee and Public Safety	We are committed to achieving a zero harm workplace. We work as a team to protect the safety of the public and each one of us.
Environment and Sustainability	We value environmental stewardship and strive to make wise and effective use of natural resources while controlling costs for our customers and creating long-term value for our stockholders.
Operational Excellence

We stand behind our work and look for new ways to excel at our jobs. We talk openly about ethical choices, follow all laws, rules, and regulations, adapt to change, and invest in the skills of our employees.

Customer Experience	We consider the customer’s point of view, make customer priorities our own, and seek to elevate the experience of doing business with us.

The Compensation Committee believes that the operating objectives support the Company’s mission and priorities – providing a workplace that allows employees to realize their full potential, providing investors with a fair return, and improving the quality of life in the communities served by the Company. Performance relative to this component is shown on the “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation— Achievement of 2022 Financial and Operating Objectives” table on page 57.

The operating objectives achieved for Con Edison of New York, Orange & Rockland, Clean Energy Businesses and Con Edison Transmission are summarized in the table below. The operating objectives for each entity are described in detail in Appendix A to this Proxy Statement.

Operating Objectives(1)	Key Indicators Achieved
	Con Edison of New York	Orange & Rockland	Clean Energy Businesses	Con Edison Transmission
	(#)	(#)	(#)	(#)
◾ Employee and Public Safety	4/5	4/5	1/1	2/2
◾ Environment and Sustainability	4/4	5/5	1/1	0/1
◾ Operational Excellence	7/7	5/5	8/8	3/4
◾ Customer Experience	4/4	5/5	—	—
TOTAL	19/20	19/20	10/10	5/7
PAYOUT RELATIVE TO TARGET (%)	175	175	200	100

Footnote:

(1)	Operating objectives were weighted equally.

56	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

The payout relative to target was determined based on the number of key operating objectives indicators achieved and the weighting earned for each of Con Edison of New York’s, Orange & Rockland’s, Clean Energy Businesses’, and Con Edison Transmission’s “operating objectives” component as indicated in the table below.

	Payout Relative to Target(1)	Key Operating Objectives Indicators Achieved	Weight				Key Operating Objectives Indicators Achieved	Weight
			Con Edison of New York		Orange & Rockland			Clean Energy Businesses	Con Edison Transmission
			Cawley, Hoglund, and Donnley	Ketschke	Cawley, Hoglund, and Donnley	Sanchez		Cawley, Hoglund, and Donnley	Cawley, Hoglund, and Donnley
	(%)	(#)	(%)	(%)	(%)	(%)	(#)	(%)	(%)
Maximum	200	20/20	44	50	2	50	10/10	2	2
Target	100	16/20	22	25	1	25	8/10	1	1
Minimum	0	≤ 12/20	0	0	0	0	≤ 5/10	0	0
Actual	—	—	38.5	43.8	1.8	43.8	—	2	1

Footnote:

(1)	The payout relative to target is interpolated for performance achieved between key operating objective indicators.

Achievement of 2022 Financial and Operating Objectives

The following table shows, for each Named Executive Officer, the target weight assigned to the financial and operating objectives and the weightings earned based on achieving those objectives.

	Cawley, Hoglund, and Donnley		Ketschke		Sanchez
	Weight		Weight		Weight
	Target	Earned	Target	Earned	Target	Earned
	(%)	(%)	(%)	(%)	(%)	(%)
Financial Objectives
Adjusted Net Income
◾ Company Adjusted Net Income	50	55	—	—	—	—
◾ Regulated Adjusted Net Income	—	—	50	49	—	—
◾ Con Edison of New York Adjusted Net Income	—	—	—	—	10	9.4
◾ Orange & Rockland Adjusted Net Income	—	—	—	—	40	69.2
Other Financial Performance
◾ Con Edison of New York Operating Budget	12	16.9	15	21.1	—	—
◾ Con Edison of New York Capital Budget	10	12.8	10	12.8	—	—
◾ Orange & Rockland Operating Budget	1	1	—	—	25	24.3
◾ Clean Energy Businesses Adjusted EBITDA	1	1.5	—	—	—	—
◾ Con Edison Transmission Operating Budget	1	1	—	—	—	—
Operating Objectives
◾ Con Edison of New York	22	38.5	25	43.8	—	—
◾ Orange & Rockland	1	1.8	—	—	25	43.8
◾ Clean Energy Businesses	1	1	—	—	—	—
◾ Con Edison Transmission	1	2	—	—	—	—
TOTAL	100	131.5	100	126.7	100	146.7

Consolidated Edison, Inc. Proxy Statement	57

Compensation Discussion and Analysis

2022 Annual Incentive Awards

In February 2023, the Compensation Committee evaluated and determined whether the applicable financial and operating objectives were satisfied. In assessing performance against the objectives, the Compensation Committee considered actual results achieved against the specific targets associated with each objective and, based on the results, determined the 2022 annual incentive awards. The Compensation Committee did not exercise discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.

The following table shows the calculation of the 2022 annual incentive awards for each Named Executive Officer.

	Base Salary (as of December 31, 2022)	×	Target Percentage	×	Weight Earned	=	2022 Award
	($)		(%)		(%)		($)

Timothy P. Cawley	1,300,000		125		131.5		2,136,900

Robert Hoglund	863,600		75		131.5		851,700

Matthew Ketschke	668,000		80		126.7		677,100

Deneen L. Donnley	649,400		70		131.5		597,800

Robert Sanchez	546,400		80		146.7		641,200

Long-Term Incentive Compensation

Awards

Named Executive Officers are eligible to receive equity-based awards under the Company’s long term incentive plan. The Compensation Committee determines the target long-term incentive award value for each Named Executive Officer based on various factors, including:

▪	recommendations from the Chief Executive Officer for each of the other Named Executive Officers;

▪	a general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

▪

the level of long-term incentive compensation compared to key executives in the Company’s compensation peer group companies. (See table in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention—Median Level Compensation” on page 48.)

Equity Awards

It is the Compensation Committee’s practice in the first quarter of each year to approve equity awards under the long term incentive plan for the Company’s Named Executive Officers. The Compensation Committee’s use of performance-based equity awards is intended to further reinforce the alignment of Named Executive Officer pay opportunities with stockholders’ interests by directly linking pay to the achievement of strong, sustained long-term financial and operating performance.

For 2022, the Compensation Committee determined that the mix of equity-based awards granted to the Named Executive Officers pursuant to the Company’s long-term incentive plan would consist of 70% performance based restricted stock units (“performance units”) and 30% time based restricted stock units (“time-based units”). The Compensation Committee believes that time-based units: (i) promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance and (ii) help the Company to maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. Based on market data provided by the Compensation Committee’s compensation consultant, this approach is consistent with competitive market practices as over 75% of the Company’s compensation peer group grants some form of non-performance-based long-term incentive compensation (such as time-based units) to their named executive officers.

The performance units awarded to the Named Executive Officers provide for the right to receive one share of Company Common Stock and/or a cash payment equal to the fair market value of one share of Company Common Stock for each

58	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

unit awarded, subject to the satisfaction of certain pre-established long-term performance measures over the performance period. Time-based units provide for the right to receive one share of Company Common Stock for each unit awarded, subject to the satisfaction of a three year service based vesting schedule. Named Executive Officers may elect to defer the receipt of the cash value of the units into the Company’s deferred income plan and/or to defer the receipt of the shares. Dividends are not paid and do not accrue on the units until after the Compensation Committee has approved the results of the pre-established objectives and the units vest (as applicable).

2022 LTIP Awards

The target award of performance units awarded to each of the Named Executive Officers in 2022 for the performance period that began on January 1, 2022 and ends December 31, 2024, and the number of time based units awarded to each of the Named Executive Officers in 2022, is shown in the table below.

	Base Salary as of January 1, 2022	x	2022 Target Award as a Percentage of Base Salary	=	2022 Target Award	÷	Share Price(1)	=	2022 Target Award of Performance Units(2) (rounded)	2022 Target Award of Time-Based Units(2) (rounded)
	($)		(%)		($)		($)		(#)	(#)

Timothy P. Cawley	1,250,000		475		5,937,500		81.93		49,200	23,300

Robert Hoglund	838,400		200		1,676,800		81.93		13,600	6,500

Matthew Ketschke	646,000		250		1,615,000		81.93		14,000	6,600

Deneen L. Donnley	634,400		200		1,268,800		81.93		10,400	5,000

Robert Sanchez	530,500		200		1,061,000		81.93		8,800	4,200

Footnote:

(1)

The share price for the performance-based awards is calculated based on a weighting of 50% of the Company’s stock price excluding dividends and 50% of the Total Shareholder Return. The Total Shareholder Return is calculated based on Monte Carlo Simulations which include inputs for volatility, risk-free rate of return, dividend yield, and historical share prices. Volatility is determined using daily closing stock prices over the period equal to the remaining term of the awards. The risk-free rate of return is the U.S. Department of the Treasury (“U.S. Treasury”) bill rate for the length of time equal to the remaining term of the awards. The LTIP grants for officers are comprised of time-based (30% of grant) and performance-based restricted stock units (70% of grant). A stock price of $76.55 was used to calculate the 2022 LTIP time-based units. The stock price reflects no dividends paid or accumulated during the vesting period. A stock price of $84.24 was used to calculate the 2022 LTIP performance-based units. The stock price used was based 50% on Total Shareholder return via Monte Carlo simulations and 50% on no dividends paid or accumulated during the time period. The blended stock price for the total 2022 LTIP award was $81.93 calculated based on the weighted average of the awards.

(2)	In calculating the actual number of performance-based units (70%) and time-based units (30%) granted, the Company employs Iimited discretion in the award calculation and rounding of shares.

Consolidated Edison, Inc. Proxy Statement	59

Compensation Discussion and Analysis

2022 Performance Unit Awards

The actual number of performance units that may be awarded to each Named Executive Officer for the 2022–2024 performance period may vary, from zero to a maximum of 190% of the 2022 target award, based on the achievement of three performance measures over the performance period as shown in the chart below. The maximum payout of the 2022 performance units (if any) represents the weighted average of each of the performance measures.

	Target Weight	Maximum Payout Relative to Target	Maximum Weighted Result
	(%)	(%)	(%)
Shareholder Return	50	200	100
Adjusted EPS	30	200	60
Operating Objectives	20	150	30
TOTAL			190

The Compensation Committee (i) determines the actual weighted result at the end of the 2022–2024 performance period and (ii) may exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer. The minimum, target, and maximum number of performance units that may be awarded to the Named Executive Officers for the 2022–2024 performance period are shown in the “Grants of Plan-Based Awards Table” on page 73.

“Shareholder Return.” A 50% target weight is assigned to the cumulative change in the Company’s total shareholder return measure, set forth in the table below, compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2022. In the event that the companies in the compensation peer group change during the performance period, the Compensation Committee will use the compensation peer group as constituted on the date the performance unit awards are granted. If a company ceases to be publicly-traded before the end of the performance period, that company’s total shareholder returns will not be used to calculate the total shareholder return portion of the performance unit awards. The Compensation Committee believes that total shareholder return is a performance goal that aligns executive compensation with the creation of stockholder value. The levels of performance units are earned as follows:

	Total Shareholder Return
	Company Percentile	Payout Relative to Target(1)
	Ranking	(%)
Maximum	90th or greater	200
Target	50th	100
Minimum	25th	25
	Below 25th	0

Footnote:

(1)	Interpolated for actual performance between minimum, target, and maximum performance.

60	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

“Adjusted EPS.” A 30% target weight is assigned to the Company’s three-year cumulative Adjusted EPS performance measure, set forth in the table below. The Compensation Committee believes that Adjusted EPS furthers the achievement of strong, sustained long-term financial performance. The levels of performance units are earned as follows:

	Three-Year Cumulative Adjusted EPS(1)
	Performance Goal	Payout Relative to Target(2)
	($)	(%)
Maximum	≥ 16.71	200
Target	14.92	100
Minimum	13.13	0

Footnotes:

(1)

Adjusted EPS is the Company’s adjusted earnings per share, which excludes the impact of certain items from net income determined in accordance with GAAP. Information on how the Company calculates Adjusted EPS is disclosed in the “Non-GAAP Financial Measures” section (on pages 9 through 11) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Adjusted EPS is referred to therein as “adjusted earnings per share.”

(2)	Interpolated for actual performance between minimum, target, and maximum performance.

“Operating Objectives.” A 20% target weight is assigned to the Company’s operating objectives measure, set forth in the table below. The Compensation Committee believes that the operating objectives further long-term reliability and foster environmental sustainability. The levels of performance units are earned as follows:

Operating Objectives (5% weight for each objective below)	Performance Goals
	Minimum	Target(1)	Maximum

Diversity and Inclusion Work Plan	< 3	4	5

Cyber Security Work Plan Milestones/Tasks	< 3	4	6

Clean Energy and Electrification Work Plan Milestones/Tasks	< 2	3	5

Reliable Clean City Electric Transmission Projects	< 6	8	10

Payout Relative to Target (%)	0	100	150

Footnotes:

(1)

The Compensation Committee approves the annual work plan objectives. Performance results are based on average achievement of each work plan over the three-year period. For the Diversity and Inclusion Work Plan, the Cyber Security Work Plan and the Clean Energy Electrification Work Plan, the target approved by the Compensation Committee for 2022 applies to the first year of the three-year performance period for the 2022 performance units and the second year of the three-year performance period for the 2021 performance units. For the Cyber Security Work Plan and the Clean Energy Electrification Work Plan, the target approved by the Compensation Committee for 2022 also applies to the third year of the three-year performance period for the 2020 performance units.

2022 Time-Based Unit Awards

For 2022, 30% of each Named Executive Officer’s LTIP award was granted in the form of time-based units to promote alignment with shareholder interests as the ultimate value received will be a function of stock price performance. As set forth above, the use of time-based units will also help the Company maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. The time-based units generally vest in full on the third anniversary of the grant date.

Consolidated Edison, Inc. Proxy Statement	61

Compensation Discussion and Analysis

Calculation of Payout of 2020 Performance Unit Awards

Following the end of the performance period for each outstanding performance unit, the Compensation Committee reviews the Company’s achievement of the performance measures. The Compensation Committee evaluates and approves the Company’s performance relative to target and pays out the performance units in either cash and/or shares of Company Common Stock (as elected by the Named Executive Officer), based on the attainment of the performance measures. In addition, each Named Executive Officer may elect to defer the receipt of the cash value of the performance units into the Company’s deferred income plan and/or to defer the receipt of the shares.

For the 2020-2022 performance period, payouts of the performance units for each of the Named Executive Officers, except Mr. Ketschke, were calculated based on the following non-discretionary formula:

Mr. Ketschke was serving as Senior Vice President, Customer Energy Solutions at Con Edison of New York in 2020. The performance units received by Mr. Ketschke for the 2020-2022 performance period were based on a non-discretionary formula that did not include weighted results for Operating Objectives or Adjusted EPS. Mr. Ketschke’s 2020-2022 performance award was based on 50% weighted result for Shareholder Return and 50% weighted result for the three-year average calculated payouts of his Annual Incentive Plan results.

The target award as a percentage of base salary and the target number of performance units awarded to each of the Named Executive Officers in 2020 for the 2020–2022 performance period are shown in the table below.

	2020 Target Award as a Percentage of Base Salary	2020 Target Award
	(%)	(#)

Timothy P. Cawley(1)	250	17,800

Robert Hoglund	200	17,800

Matthew Ketschke(2)	100	4,100

Deneen L. Donnley	150	10,200

Robert Sanchez	200	10,400

Footnotes:

(1)

Mr. Cawley was President of Con Edison of New York at the time the 2020 performance units were granted. Mr. Cawley was promoted to the position of President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York effective December 29, 2020.

(2)

At the time the 2020 performance units were granted, Mr. Ketschke was a Senior Vice President, Customer Energy Solutions, of Con Edison of New York and received units on substantially the same terms as those granted to other Senior Vice Presidents of Con Edison of New York. Mr. Ketschke was promoted to the position of President of Con Edison of New York effective January 1, 2021.

62	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

“Shareholder Return.” For each of the Named Executive Officers, a 50% target weight was assigned to the cumulative change in the Company’s total shareholder return measure, set forth in the table below, compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2020.

	Shareholder Return
	Company Percentile Rating	Payout Relative to Target(1)	Weight
		(%)	(%)
Maximum	90th or greater	200	100
Target	50th	100	50
Minimum	25th	25	25
	Below 25th	0	0
Actual	68th Percentile	145	72.5

Footnote:

(1)	Interpolated for actual performance between minimum, target, and maximum performance.

“Adjusted EPS.” For each of the Named Executive Officers except Mr. Ketschke, a 30% target weight was assigned to the Company’s three-year cumulative Adjusted EPS performance measure, set forth in the table below.

	Three-Year Cumulative Adjusted EPS
	Performance Relative to Target	Performance Goal	Payout Relative to Target(1)	Weight
	(%)	($)	(%)	(%)

Maximum	≥ 112	≥ 15.05	200	60

Target	100	13.44	100	30

Minimum	< 88	< 11.83	0	0

Actual	97.8	13.14	86.1	25.8

Footnote:

(1)	The payout was interpolated for actual performance between minimum, target, and maximum performance.

Consolidated Edison, Inc. Proxy Statement	63

Compensation Discussion and Analysis

“Operating Objectives.” For each of the Named Executive Officers except Mr. Ketschke, a 20% target weight was assigned to the Company’s operating objectives measure, set forth in the table below.

	Performance Goals			Achievement Relative to Target(1)		Payout Relative to Target
Operating Objectives	Minimum	Target	Maximum
2020-2022 (each 5% weight)	(#)	(#)	(#)	(#)	(%)	(%)
Customer Service System Work Plan Milestones/Tasks
	< 6	8	10	9	125	6.3
Cyber Security Milestones/Tasks
2020	< 3	4	5	5	150	—
2021	< 3	4	6	6	150	—
2022	< 3	4	6	6	150	—
Average	—	—	—	—	150	7.5
Clean Energy and Electrification Work Plan Milestone/Tasks
2020	< 2	3	> 5	3	100	—
2021	< 2	3	< 5	4	125	—
2022	< 2	3	< 5	5	150	—
Average	—	—	—	—	125	6.3
Growth in Renewable Portfolio (MW (AC))
2020	< 52.5	105	≥ 157.5	185	150	—
2021	< 238.5	477	≥ 715.5	738	150	—
2022	< 104	208	312	320	150	—
Average					150	7.5
ACTUAL					137.5	27.6

Footnotes:

(1)	The Compensation Committee approved annual work plans in 2020, 2021 and 2022. The performance results are based on the average achievement at the end of the three-year period.

“Incentive Plan.” For Mr. Ketschke, a 50% target weighting was assigned based on the three-year average calculated payouts under the Company’s annual incentive plan for 2020, 2021 and 2022.

2020	2021	2022	Average	Target Weight	Weighted Result
(%)	(%)	(%)	(%)	(%)	(%)
79.8	122.7	126.7	109.7	50	54.9

64	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

For each of the Named Executive Officers except Mr. Ketschke, the payout of the performance units represents the weighted average of the percentage payout under each of the performance objectives as follows:

	Payout Relative to Target	Target Weight	Weighted Result
	(%)	(%)	(%)

Shareholder Return	145	50	72.5

Adjusted EPS	86.1	30	25.8

Operating Objectives	137.5	20	27.6

TOTAL	—	100	125.9

For Mr. Ketschke, the payout of the performance units represents the weighted average of the percentage payout under each of the performance objectives as follows:

	Payout Relative to Target	Target Weight	Weighted Result
	(%)	(%)	(%)
Shareholder Return	145	50	72.5
Incentive Plan	109.7	50	54.9
TOTAL	—	100	127.4

The table below shows, for each Named Executive Officer, the calculation of the payout with respect to the performance units for the 2020-2022 performance period. The Compensation Committee did not exercise positive or negative discretion to adjust the actual performance unit awards to be paid to any Named Executive Officer.

	2020 Target Award (in Units)	Weighted Result	2020 Actual Award Paid in 2023 (in Units)
	(#)	(%)	(#)
Timothy P. Cawley	17,800	125.9	22,410
Robert Hoglund	17,800	125.9	22,410
Matthew Ketschke	4,100	127.4	5,221
Deneen L. Donnley	10,200	125.9	12,842
Robert Sanchez	10,400	125.9	13,094

2022 Long Term Incentive Plan Changes

The Company’s Named Executive Officers are eligible to receive annual grants of equity-based awards under the Company’s long-term incentive plan. For the performance period that began on January 1, 2022, a portion of the long-term incentive award made to the Named Executive Officers was in the form of a time-based restricted stock units that vest in full on the third anniversary of the grant date, subject to the officer’s continued employment. The Compensation Committee believes that time-based restricted stock units (i) promote alignment with stockholder interests as the ultimate value received will be a function of stock price performance and (ii) help the Company to maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule.

Consolidated Edison, Inc. Proxy Statement	65

Compensation Discussion and Analysis

Total Actual Direct Compensation

The Company’s executive compensation program is primarily performance-based and seeks to align the performance goals with our overall business strategy and objectives. The information shown below supplements the information in the “Summary Compensation Table” on pages 71 through 72. The Summary Compensation Table includes several items that reflect accounting or actuarial assumptions rather than compensation actually received by the Named Executive Officers for the performance periods that ended on December 31, 2022. For example, the Summary Compensation Table combines pay actually received or earned (base salary and annual cash incentive awards) with the accounting value of equity compensation granted in 2022, which may be realized in the future or not at all. The Summary Compensation Table is also required to include the change in pension values that are based on actuarial assumptions and not compensation realized until retirement.

The table and bar graphs below present elements of pay that Timothy P. Cawley and the other Named Executive Officers (total, as a group) actually received (base salary and all other compensation) plus the gross amounts earned under the annual incentive plan for 2022, and upon the vesting of performance units for the 2020-2022 performance period, as shown in the “Option Exercises and Stock Vested Table” on page 75.

	Year	Base Salary	Annual Cash Incentive	Long-term Stock Incentives	All Other Compensation(1)	Total
	(#)	($)	($)	($)	($)
Timothy P. Cawley	2022	1,295,833	2,136,900	6,076,950	82,614	9,592,297
All Other NEOs (total, as a group)	2022	2,720,558	2,767,800	5,791,962	497,176	11,777,496

Footnotes:

(1)	Please refer to the “All Other Compensation” column in the “Summary Compensation Table” on pages 71 through 72 for details regarding amounts included.

66	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

Retirement and Other Benefits

The Company provides employees with a range of retirement and welfare benefits that reflect the competitive practices of the utility industry. These benefits assist the Company in attracting, retaining, and motivating employees critical to its long- term success. Named Executive Officers are eligible for retirement benefits under certain of the following Company plans depending on their date of hire and subsequent elections:

▪

tax-qualified defined benefit pension plan and its related non-qualified supplemental retirement income plan (collectively, the “defined benefit pension plans”) (closed to new and rehired management employees as of December 31, 2016);

▪	tax-qualified defined contribution pension plan and its related non-qualified defined contribution supplemental pension plan (collectively, the “defined contribution pension plans”); and

▪	tax-qualified savings plan and its related non-qualified deferred income plan (collectively, the “savings plans”).

Named Executive Officers are also eligible for additional benefits under the following Company plans:

▪	stock purchase plan; and

▪	health and welfare plans.

Pension Plans

The Company maintains a tax-qualified defined benefit pension plan that covers substantially all of the Company’s employees, including some of the Named Executive Officers, hired before 2017. All management employees who participate in the defined benefit pension plan, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, are eligible to participate in a non-qualified supplemental retirement income plan. The estimated pension benefits payable for those Named Executive Officers (determined on a present value basis) under the defined benefit pension plans are described in the “Defined Benefit Pension Table” and the narrative to the “Defined Benefit Pension Table” on page 77.

As required by SEC rules, the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the “Summary Compensation Table” on pages 71 through 72 sets forth the year-over-year change in the actuarial present value of the accumulated pension benefits for each Named Executive Officer under the defined benefit pension plans.

The change in the actuarial present value of an accumulated pension benefit is subject to many external variables, including fluctuations in interest rates and changes in actuarial assumptions, and does not represent actual compensation paid to the Named Executive Officers in 2022. Instead, the amounts represent changes in the estimated pension benefits payable to the Named Executive Officers based on the year-over-year difference between the amounts required to be disclosed in the “Defined Benefit Pension Table” on page 77 as of December 31, 2022 and the amounts reported in the “Pension Benefits Table” in the 2022 Proxy Statement on page 74 as of December 31, 2021.

The change in the actuarial present value of the Company’s President and Chief Executive Officer and Con Edison of New York’s Chief Executive Officer, Mr. Cawley’s, accumulated pension benefit in 2022 was ($4,647,302) which was primarily due to the increase in the assumed discount rate from 3.00% to 5.45%.

The Company also maintains, effective as of January 1, 2017, a defined contribution pension formula within the tax qualified savings plan that, following the closure of the defined benefit pension plan to new management participants, covers all new and rehired management employees of the Company. Effective January 1, 2019, the Company established a supplemental defined contribution pension formula which covers all eligible management employees whose benefits are limited by the Internal Revenue Code. All Company contributions allocated to the Named Executive Officers under the defined contribution pension formula and the supplemental defined contribution plan are included in the “All Other Compensation” column of the “Summary Compensation Table” on pages 71 through 72.

Consolidated Edison, Inc. Proxy Statement	67

Compensation Discussion and Analysis

Savings Plans

The Company maintains a tax-qualified savings plan that covers substantially all of the Company’s employees, including the Named Executive Officers. All management employees, including the Named Executive Officers, whose benefits under the savings plan are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. The Internal Revenue Code compensation limit for 2022 was $305,000. Named Executive Officers may elect to defer a portion of their salary into the deferred income plan. The deferred income plan is described in the narrative to the “Non-Qualified Deferred Compensation Table” on page 79. All Company contributions allocated to the Named Executive Officers under the savings plan and credited under the deferred income plan are included in the “All Other Compensation” column of the “Summary Compensation Table” on pages 71 through 72.

Eligibility for Pension Plans and Savings Plan

The table below indicates the pension plans and savings plans that each Named Executive Officer participates in or will accumulate retirement benefits under based on date of hire and subsequent elections.

	Defined Benefit Pension Plans			Defined Contribution Plans
	Final Average Pay Formula	Cash Balance Formula	Supplemental Retirement Income Plan	Thrift Savings Plan	Defined Contribution Pension Formula	Supplemental Defined Contribution Pension Formula

Timothy P. Cawley	✓		✓	✓

Robert Hoglund(1)		✓	✓	✓	✓	✓

Matthew Ketschke	✓		✓	✓

Deneen L. Donnley				✓	✓	✓

Robert Sanchez	✓		✓	✓

Footnote:

(1)	Effective January 1, 2018, Mr. Hoglund participates in the Defined Contribution Pension Formula.

Stock Purchase Plan

The Company’s stock purchase plan covers substantially all of the Company’s employees, including the Named Executive Officers, and provides the opportunity to purchase shares of Company Common Stock. The stock purchase plan is described in Note O to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Health and Welfare Plans

Active employee benefits, such as medical, prescription drug, dental, vision, life insurance, and disability coverage, are available to substantially all employees, including the Named Executive Officers, through the Company’s health and welfare benefits plans. Employees contribute toward the cost of most of the health plans by paying a portion of the premium costs on a pre-tax basis. Employees may purchase additional life insurance and disability coverage on an after-tax basis. Officers, including the Named Executive Officers, may purchase supplemental health benefits on an after-tax basis. All management employees hired prior to 2001 who receive pension benefits under the final average salary formula are eligible to receive subsidized retiree medical benefits. The Company also provides all employees with paid time-off benefits, such as vacation and sick leave.

Perquisites and Personal Benefits

The Company provides certain officers, including the Named Executive Officers, with limited perquisites that are competitive with industry practices. The Compensation Committee reviews the level of perquisites and personal benefits annually. The Company provides the following perquisites, the costs of which, if used by a Named Executive Officer in 2022, are set forth in the “All Other Compensation” column of the “Summary Compensation Table” on pages 71 through 72:

▪	supplemental health insurance;

68	Consolidated Edison, Inc. Proxy Statement

Compensation Discussion and Analysis

▪	reimbursement for reasonable costs of financial planning; and

▪	a company vehicle and, in the case of the Chief Executive Officer, a company vehicle and driver.

Severance and Change in Control Benefits

The Company provides for the payment of severance benefits upon certain types of employment terminations. Providing severance and change in control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term stockholder value. The compensation under the various circumstances that trigger payments or provision of benefits upon termination or a change in control was chosen to be broadly consistent with prevailing competitive practices.

Officers of the Company, including the Named Executive Officers, are provided benefits under the officers’ severance program. The severance benefits payable to each Named Executive Officer are described in footnotes (2) and (3) to the “Potential Payments Upon Termination of Employment or Change in Control” table on pages 81 through 82. The estimated severance benefits that each Named Executive Officer would be entitled to receive upon a hypothetical termination of employment are set forth in the “Potential Payments Upon Termination of Employment or Change in Control” table beginning on page 81.

Risk Mitigation

Stock Ownership Guidelines

The Company has stock ownership guidelines for senior officers, including the Named Executive Officers. The stock ownership guidelines for the Company’s Named Executive Officers were as follows:

Multiple of Base Salary

Timothy P. Cawley	6x

Robert Hoglund	3x

Matthew Ketschke	3x

Deneen L. Donnley	2x

Robert Sanchez	2x

In February 2022, the Company’s stock ownership guidelines for certain Named Executive Officers were increased. The Company made this change to align with market practices and enhance alignment with stockholder interests. Officers of the Company subject to the guidelines have five years from January 1st after their appointment to one of the covered titles to achieve the guideline. Officers who are promoted to a position with a higher ownership requirement have five years from January 1st after their appointment to meet the higher guideline. The Named Executive Officers subject to revised stock ownership guidelines have until December 31, 2027 to achieve the higher guideline. In January 2023, it was determined that, as of December 31, 2022, the Named Executive Officers either met their ownership guideline or are making reasonable progress toward their guideline.

For purposes of the guidelines:

▪

“Stock ownership” includes the value of the officers’ individually-owned shares, the value of unvested time-based restricted shares, vested performance-based restricted shares, and shares held under the Company’s benefit plans. Performance-based restricted stock units do not vest until determined by the Compensation Committee.

▪	“Net shares” means the shares remaining after sale of shares necessary to pay the related tax liability and, if applicable, exercise price.

▪	While stock options may be granted under the Company’s long term incentive plan, the Company has no outstanding stock options.

▪

The officers covered by the guidelines are expected to retain for at least one year a minimum of 25% of the net shares acquired upon exercise of stock options and 25% of the net shares acquired pursuant to all restricted stock until their holdings of Company Common Stock equal or exceed their applicable ownership guidelines.

Consolidated Edison, Inc. Proxy Statement	69

Compensation Discussion and Analysis

▪	The one-year period is measured from the date the stock options are exercised or the restricted stock or restricted stock units vest, as applicable.

No Hedging and No Pledging

To encourage a long-term commitment to the Company’s sustained performance, the Company’s Hedging and Pledging Policy and Insider Trading Policy prohibit all directors and the Named Executive Officers, respectively, from shorting, hedging, and pledging Company securities or holding Company securities in a margin account as collateral for a loan. All officers, finance department employees, employees who receive or review drafts of the Company’s financial statements, or are member of the Company’s financial reporting committee or attend meetings of such committee, employees who work in the Commodities Forecasting section of the Company’s Energy Management department and are involved with the revenue forecasts associated with commodities, employees who work in the Corporate Secretary’s office, and any other employee specifically designated by the General Counsel are also covered by the Insider Trading Policy’s prohibition on hedging and pledging.

Recoupment (Clawback) Policy

In 2010, the Company adopted a Recoupment Policy (commonly referred to as a “clawback policy”) effective January 1, 2011, which allows the Company to recoup excess incentive-based compensation received by any current or former officer during the three-year period preceding the date on which the Company’s Audit Committee determines that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Recoupment Policy applies to the long-term incentive-based compensation awards under the Company’s long term incentive plan, and the incentive-based compensation payments made under the Company’s annual incentive plan. The Company is in the process of reviewing the policy to ensure compliance with the final clawback rules recently adopted by the Securities and Exchange Commission and proposed by the New York Stock Exchange.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code generally precludes a public corporation from taking a tax deduction for compensation in excess of $1 million payable in any fiscal year to the corporation’s chief executive officer and other “covered employees,” as defined in Section 162(m). While our executive compensation program has sought to maximize the tax deductibility of compensation payable to the Named Executive Officers to the extent permitted by law, the Compensation Committee continues to retain flexibility to make compensation decisions that are driven by market competitiveness and based on the other factors discussed in this Compensation Discussion and Analysis when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable the Company to continue to attract, retain, reward, and motivate its highly qualified executives.

70	Consolidated Edison, Inc. Proxy Statement

Summary Compensation Table

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the compensation for the Named Executive Officers for the fiscal years ended December 31, 2022, 2021, and 2020. Information for Matthew Ketschke for the fiscal year ended December 31, 2020, is not provided because he was not a Named Executive Officer during that year.

Name & Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Securities and Exchange Commission Total(5)	Securities and Exchange Commission Total Without Change in Pension Value(6)
	(#)	($)	($)	($)	($)	($)	($)	($)

Timothy P. Cawley	2022	1,295,833	6,076,950	2,136,900	—	82,614	9,592,297	9,592,297
President and Chief	2021	1,250,000	5,551,295	1,967,200	1,500,611	73,092	10,342,198	8,841,587
Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	2020	745,242	1,483,852	493,800	4,696,808	43,762	7,463,464	2,766,656

Robert Hoglund	2022	861,500	1,684,782	851,700	—	245,736	3,643,718	3,643,718
Senior Vice President	2021	836,367	1,608,575	791,700	140,565	213,121	3,590,328	3,449,763
and Chief Financial Officer of the Company and Con Edison of New York	2020	812,000	1,483,452	574,500	67,818	191,650	3,129,420	3,061,602

Matthew Ketschke	2022	666,167	1,726,692	677,100	—	41,140	3,111,099	3,111,099
President, Con Edison of New York	2021	646,000	1,608,575	634,100	382,906	39,223	3,310,804	2,927,898

Deneen L. Donnley	2022	647,817	1,290,828	597,800	—	173,018	2,709,463	2,709,463
Senior Vice President	2021	628,867	903,540	555,600	—	152,537	2,240,453	2,240,453
and General Counsel of the Company and Con Edison of New York	2020	611,000	850,068	403,100	—	108,626	1,972,794	1,972,794

Robert Sanchez	2022	545,075	1,089,660	641,200	—	37,282	2,313,217	2,313,217
President and Chief	2021	529,208	1,013,060	507,200	432,919	36,850	2,519,237	2,086,318
Executive Officer, Orange & Rockland	2020	510,383	866,736	482,500	1,203,531	36,314	3,099,464	1,895,933

Footnotes:

(1)

For 2022, the awards included both time-based and performance-based stock units. For the performance-based units, dividends and dividend equivalents are not paid and do not accrue on awards until after the Compensation Committee has approved the results of the pre-established objectives. For time-based units, dividends and dividend equivalents do not accrue on unvested awards. The aggregate grant date value is computed in accordance with FASB ASC Topic 718 and reflect the assumptions used for the Company’s financial statements. (See Note O to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.) The actual value to be realized, if any, for performance-based awards made to the Named Executive Officers will depend on the satisfaction of certain pre-established objectives, the performance of Company Common Stock, and for the time-based awards, on the Named Executive Officer’s continued service. The awards granted for fiscal year 2022 are set forth on the “Grants of Plan-Based Awards Table” on page 73. Based on the fair value per share at grant date, the following are the maximum potential values of the performance units granted under the long term incentive plan to each Named Executive Officer for the 2022–2024 performance period, assuming the maximum level of performance is achieved: Mr. Cawley $7,934,582; Mr. Hoglund $2,193,299; Mr. Ketschke $2,257,808; Ms. Donnley $1,677,229; and Mr. Sanchez $1,419,194.

(2)	The amounts paid were awarded under the annual incentive plan.

(3)

Amounts do not represent actual compensation received. Instead, the amounts represent the aggregate changes to the actuarial present value for Messrs. Cawley, Ketschke, and Sanchez, and the change in account balance for Mr. Hoglund of the accumulated pension benefit based on the difference between the amounts required to be disclosed in the “Pension Benefits Table” for the year indicated and the amounts reported or that would have been reported in the “Pension Benefits Table” for the previous year. The calculation for 2022 resulted in a negative change of $4,647,302, $175,450, $1,585,952 and $2,829,379, for Messrs. Cawley, Hoglund, Ketschke and Sanchez, respectively, and under SEC rules, a zero (—) is reflected in the column for that year.

Consolidated Edison, Inc. Proxy Statement	71

Summary Compensation Table

(4)	For 2022, the amount reported in the “All Other Compensation” column for each Named Executive Officers is as follows:

	Timothy P. Cawley	Robert Hoglund	Matthew Ketschke	Deneen L. Donnley	Robert Sanchez
	($)	($)	($)	($)	($)

Personal use of Company provided vehicle	14,989	4,115	4,350	7,780	7,230

Driver costs	10,900	—	—	—	—

Financial planning	19,000	13,700	13,700	13,700	13,700

Supplemental health insurance	—	2,141	2,141	461	—

Company matching contributions:
Qualified savings plan	8,000	18,300	10,114	18,300	9,150
Non-qualified deferred income plan	29,725	33,390	10,835	20,569	7,202

Company non-elective contributions
Qualified defined contribution pension formula	—	22,200	—	14,208	—
Non-qualified defined contribution pension formula	—	151,890	—	98,000	—

Total	82,614	245,736	41,140	173,018	37,282

The value of the items in the table are based on the aggregate incremental cost, which, except for the Company-provided vehicle, is the actual cost to the Company. The cost of the Company-provided vehicle was determined based on the personal use of the vehicle as a percentage of total usage compared to the lease value of the vehicle. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements.

(5)	Represents, for each Named Executive Officer, the total of all other columns of the table under the applicable SEC rules.

(6)

To show the effect that the year-over-year change in pension value had on total compensation, this column is included to show total compensation minus the change in pension value. The amounts reported in the “Securities and Exchange Commission Total Without Change in Pension Value” column may differ substantially from the amounts reported in the “Securities and Exchange Commission Total” column required under SEC rules and are not a substitute for total compensation. The “Securities and Exchange Commission Total Without Change in Pension Value” column represents total compensation, as required under applicable SEC rules, minus the change in pension value reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column. See “Compensation Discussion and Analysis—Retirement and Other Benefits—Pension Plans” on page 67.

72	Consolidated Edison, Inc. Proxy Statement

Grants of Plan-Based Awards Table

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to the grant of equity plan awards and non-equity incentive plan awards awarded to the Named Executive Officers for the fiscal year ended December 31, 2022.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				All Other Stock Awards: Number of Shares or Units(3)	Grant Date Fair Value of Stock Awards(4) ($)
Name & Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	2/16/2022	203,125	1,625,000	3,168,750	1,230	49,200	93,480		4,176,096
	2/16/2022							23,300	1,953,006

Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	2/16/2022	80,963	647,700	1,263,015	340	13,600	25,840		1,154,368
	2/16/2022							6,500	544,830

Matthew Ketschke President, Con Edison of New York	2/16/2022	66,800	534,400	1,042,080	350	14,000	26,600		1,188,320
	2/16/2022							6,600	553,212

Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	2/16/2022	56,825	454,600	886,470	260	10,400	19,760		882,752
	2/16/2022							5,000	419,100

Robert Sanchez President and Chief Executive Officer, Orange & Rockland	2/16/2022	54,638	437,100	874,200	220	8,800	16,720		746,944
	2/16/2022							4,200	352,044

(1)

Represents the annual cash incentive award opportunity awarded under the Company’s annual incentive plan. (See “Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation” beginning on page 51).

(2)

Represents grants of performance-based units for the 2022–2024 performance period granted under the Company’s long term incentive plan. (See “Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation” beginning on page 58.) Based on the fair value at grant date, the following are the maximum potential values of the performance-based units granted to each Named Executive Officer under the long term incentive plan for the 2022–2024 performance period, assuming the maximum level of performance is achieved: Mr. Cawley $7,934,582; Mr. Hoglund $2,193,299; Mr. Ketschke $2,257,808; Ms. Donnley $1,677,229; and Mr. Sanchez $1,419,194.

(3)	Represents the grant of time-based units to vest in full on December 31, 2024.

(4)

The “Grant Date Fair Value of Stock Awards” column reflects the grant date fair value of the performance units for the 2022–2024 performance period and the fair value of the time-based units. (See footnote (1) to the “Summary Compensation Table” on page 71).

Consolidated Edison, Inc. Proxy Statement	73

Outstanding Equity Awards Table

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth certain information with respect to all unvested stock awards previously awarded to the Named Executive Officers as of the fiscal year ended December 31, 2022.

	STOCK AWARDS
	Equity Incentive Plan Awards: Number of unearned shares, units or other rights held that have not vested	Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units or other rights that have not vested(1)
Name & Principal Position	(#)	($)

Timothy P. Cawley	81,100(2)	7,729,641

President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	49,200(3) 23,300(4)	4,689,252 2,220,723

Robert Hoglund	23,500(2)	2,239,785
Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	13,600(3) 6,500(4)	1,296,216 619,515

Matthew Ketschke	23,500(2)	2,239,785
President, Con Edison of New York	14,000(3) 6,600(4)	1,334,340 629,046

Deneen L. Donnley	13,200(2)	1,258,092
Senior Vice President and General Counsel of the Company and Con Edison of New York	10,400(3) 5,000(4)	991,224 476,550

Robert Sanchez	14,800(2)	1,410,588
President and Chief Executive Officer, Orange & Rockland	8,800(3) 4,200(4)	838,728 400,302

Footnotes:

(1)	The value of unvested performance-based and time-based equity awards was calculated using the closing price of the Company’s Common Stock on December 31, 2022 of $95.31 per share.

(2)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2023 based on satisfaction of performance goals for the 2021–2023 performance cycle.

(3)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2024 based on satisfaction of performance goals for the 2022–2024 performance cycle.

(4)	Represents time-based units that will vest in full on December 31, 2024, subject to continued service.

74	Consolidated Edison, Inc. Proxy Statement

Option Exercises and Stock Vested Table

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information with respect to all stock awards vested in 2022 for the Named Executive Officers.

	STOCK AWARDS(1)
	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name & Principal Position	(#)	($)

Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	22,410	2,041,551

Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	22,410	2,041,551

Matthew Ketschke President, Con Edison of New York	5,221	475,633

Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	12,842	1,169,906

Robert Sanchez President and Chief Executive Officer, Orange & Rockland	13,094	1,192,863

Footnote:

(1)

Represents the vesting of each Named Executive Officer’s performance unit award for the 2020–2022 performance period, valued at $91.10, the closing price of the Company’s Common Stock on February 14, 2023. The actual number of shares received by each Named Executive Officer will depend upon each individual’s payout election under the Company’s long term incentive plan.

Consolidated Edison, Inc. Proxy Statement	75

Pension Benefits

PENSION BENEFITS

Pension Plan Benefits

The tax-qualified defined benefit pension plan covers the Named Executive Officers hired before 2017. Employees of the Clean Energy Businesses are not eligible for the defined benefit pension plan. The defined benefit pension plan was closed to new management and rehired management employees as of December 31, 2016 and, as a result, excludes Ms. Donnley. The supplemental retirement income plan provides certain highly compensated employees, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, with that portion of their defined benefit pension benefit that represents the difference between: (i) the amount they would have received under the defined benefit pension plan absent Internal Revenue Code limitations; and (ii) the amount actually paid from the defined benefit pension plan. All amounts under the supplemental retirement income plan are paid out of the Company’s general assets.

For management employees who participate in the defined benefit pension plan and who were hired before January 1, 2001, including Messrs. Cawley, Ketschke, and Sanchez, pension benefits are based on: (i) the participant’s highest average salary for 48 consecutive months within the 120 consecutive months prior to retirement (“final average salary”); (ii) the portion of final average salary in excess of the Social Security Wage Base ($147,000 for 2022) in the year of retirement; and (iii) the participant’s length of service. For purposes of the supplemental retirement income plan’s final average salary formula, a participant’s salary for a year is deemed to include any award under the Company’s annual incentive plans paid for that year. Participants in the retirement plan’s final average salary formula whose age and years of service equal 75, including Messrs. Cawley, Ketschke, and Sanchez, are entitled to an immediate or deferred lifetime annuity or a lump sum. Employees receiving retirement benefits under the final average salary formula are eligible to receive subsidized retiree medical benefits upon retirement.

For management employees who participate in the defined benefit pension plan and who were hired on or after January 1, 2001 but before January 1, 2017, including Mr. Hoglund, pension benefits are based on a cash balance formula that is expressed as a hypothetical account balance. Under the defined benefit pension plan’s cash balance formula, the Company provides each participant with two allocations: (i) an allocation based on the participant’s annual compensation (a compensation credit) and (ii) an allocation based on an interest percentage (an interest credit). The compensation credit percent, which can range from 4% to 7% depending on the participant’s age and years of service, is applied to the participant’s compensation during the quarter. In addition, a participant whose compensation exceeds the Social Security Wage Base will receive a 4% credit on the amount of his or her compensation that exceeds the Social Security Wage Base. Cash balance accounts receive a quarterly interest credit at a rate equal to one-quarter (1/4) of the annual interest rate payable on the 30-year U.S. Treasury bond, subject to a minimum annual rate of 3% and a maximum annual rate of 9%. Benefit distributions are made in the form of an immediate or deferred lifetime annuity or a lump sum payment.

Management employees hired or rehired by Con Edison of New York, Orange & Rockland, or Con Edison Transmission, on or after January 1, 2017, including Ms. Donnley, participate in the defined contribution pension formula within the savings plan. Until December 31, 2021, management employees covered under the cash balance formula in the defined benefit plan could have made an election to earn future retirement benefits under the defined contribution pension formula in the savings plan rather than the defined benefit pension plan. Effective January 1, 2018, after 14 years of credited service under the cash balance formula in the defined benefit plan, Mr. Hoglund made this election and his first contribution to the defined contribution pension formula in the savings plan took effect on April 1, 2018. The Company continues to provide Mr. Hoglund’s cash balance account in the defined benefit pension plan with interest credits attributable to his account balance prior to January 1, 2018.

76	Consolidated Edison, Inc. Proxy Statement

Pension Benefits

The defined contribution pension formula in the savings plan for employees of Con Edison of New York, Orange & Rockland, and Con Edison Transmission provides the same level of Company compensation credits for a participant as the cash balance formula in the defined benefit pension plan. Under the defined contribution pension formula in the savings plan, participating employees make their own investment elections and are responsible for their own investment results. The following table shows how the compensation credit is calculated for Mr. Hoglund and Ms. Donnley.

Age Plus Years of Service	Crediting Rate on Compensation	Plus	Crediting Rate on Compensation Above Social Security Wage Base
	(%)	+	(%)

At Least 50 but less than 65	6		4

65 and Over	7		4

Defined Benefit Pension Table

The following table shows certain pension benefits information for each Named Executive Officer except Ms. Donnley (who was not eligible for the plan) as of December 31, 2022.

		Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments during Last Fiscal Year
Name & Principal Position	Plan Name	(#)	($)	($)

Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	36 36	1,743,705 7,416,384	— —

Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	14 19(2)	378,615 1,955,624	— —

Matthew Ketschke President, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	28 28	1,041,942 1,127,764	— —

Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Retirement Plan Supplemental Retirement Income Plan	33 33	1,708,379 3,931,411	— —

Footnotes:

(1)

Amounts were calculated as of December 31, 2022 using the assumptions that were used for the Company’s financial statements. (See Note E to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for material assumptions.)

(2)

As part of Mr. Hoglund’s employment offer in 2004, the Company agreed to provide him with an additional ten years of service to offset part of the long-term incentives forfeited upon leaving his previous employer. Five of the additional ten years of service vested on April 1, 2014 after he completed ten years of continuous employment and were credited to the supplemental retirement income plan. The remaining five years would have vested on April 1, 2019 after he completed 15 years of continuous service. However, effective January 1, 2018, after 14 years of credited service under the cash balance formula in the defined benefit plan, Mr. Hoglund elected to participate in the defined contribution pension formula in the savings plan. As a result, Mr. Hoglund’s years of credited service under the cash balance formula were frozen effective April 1, 2018. The remaining five years of service were credited under the defined contribution pension formula in the savings plan.

Consolidated Edison, Inc. Proxy Statement	77

Non-Qualified Deferred Compensation

NON-QUALIFIED DEFERRED COMPENSATION

Deferred Income Plan

All management employees, including the Named Executive Officers, whose benefits under the tax-qualified savings plan, described on page 67, are subject to the compensation limit in the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. (The Internal Revenue Code limit for 2022 was $305,000.) The deferred income plan permits participating employees, including the Named Executive Officers, to defer on a before-tax basis: (i) up to 50% of their base salary; (ii) all or a portion of their annual incentive award; and (iii) the cash value of any restricted stock unit awards. Under the deferred income plan, the Company credits participating employees with a Company matching contribution on that portion of their contributions that cannot be matched under the tax-qualified savings plan because of Internal Revenue Code limitations. Participants whose benefits under the defined contribution pension formula in the savings plan were subject to the compensation limits in the Internal Revenue Code in 2018, received those benefits in the deferred income plan.

Earnings on amounts contributed under the deferred income plan reflect investment in accordance with participating employees’ investment elections. Deferrals and any earnings thereon are always 100% vested. Company non-elective contributions vest 100% three years after a participating employee’s date of hire.

There were no above-market or preferential earnings with respect to the deferred income plan. Individuals participating in the deferred income plan may elect to receive the performance of institutionally-managed funds. Participants may change their investment allocation once per calendar quarter. All amounts distributed from the deferred income plan are paid out of the Company’s general assets.

Savings Plan

Employees who participate in the savings plan, including the Named Executive Officers, may contribute up to 50% of their compensation on a before-tax basis and/or an after-tax basis, into their savings plan accounts. For Messrs. Cawley, Ketschke, and Sanchez, whose pension benefit is based on the final average salary formula in the defined benefit pension plan, the Company matches 50% for each dollar contributed by participating employees on the first 6% of their regular earnings. For Mr. Hoglund and Ms. Donnley, who participate in the defined contribution pension formula in the savings plan, the Company matches 100% for each dollar contributed by such participating employees on the first 4% of their regular earnings plus an additional 50% for each dollar contributed on the next 4% of their regular earnings.

Under the defined contribution pension formula in the savings plan, the Company makes non-elective employer contributions for employees of Con Edison of New York, Orange & Rockland, and Con Edison Transmission at the same level as it would under the cash balance formula in the defined benefit pension plan. Contributions for employees of Clean Energy Businesses are fixed at 3% of eligible compensation.

Management employees who participate in the defined contribution pension formula and are subject to Internal Revenue Code limits, are eligible to participate in the supplemental defined contribution pension formula.

The cash balance formula and the defined contribution pension formula are both described in the narrative to the “Defined Benefit Pension Table” on page 77.

Amounts deferred under the savings plan and the deferred income plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” on pages 71 through 72. Company matching contributions and non-elective contributions under the defined contribution pension formula to the Named Executive Officers under the savings plan and the deferred income plan are shown in the “All Other Compensation” column of the “Summary Compensation Table” on pages 71 through 72. Amounts realized upon vesting of stock awards that were deferred into the deferred income plan, if any, are shown on the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 75.

78	Consolidated Edison, Inc. Proxy Statement

Non-Qualified Deferred Compensation

Non-Qualified Deferred Compensation Table

The following table sets forth certain information with respect to non-qualified deferred compensation for each Named Executive Officer as of December 31, 2022.

	Plan Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings/ (Losses) in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Name & Principal Position		($)	($)	($)	($)	($)

Timothy P. Cawley President and Chief Executive Officer of the Company and Chief Executive Officer, Con Edison of New York	Deferred Income Plan	59,450	29,725	(549,876)	—	1,831,024

Robert Hoglund Senior Vice President and Chief Financial Officer of the Company and Con Edison of New York	Deferred Income Plan Supplemental Defined Contribution Pension Formula in Savings Plan	754,233 —	33,390 151,890	(1,513,535) (327,914)	— —	4,570,796 1,198,842

Matthew Ketschke President, Con Edison of New York	Deferred Income Plan	21,670	10,835	(13,667)	—	86,140

Deneen L. Donnley Senior Vice President and General Counsel of the Company and Con Edison of New York	Deferred Income Plan Supplemental Defined Contribution Pension Formula in Savings Plan	110,765 —	20,569 98,000	(39,913) (24,533)	— —	268,207 193,618

Robert Sanchez President and Chief Executive Officer, Orange & Rockland	Deferred Income Plan	14,405	7,202	(34,432)	—	180,848

Footnotes:

(1)

Amounts set forth under “Executive Contributions in Last FY” column are reported in either: (i) the “Salary” column of the “Summary Compensation Table” on pages 71 through 72; (ii) the “Value Realized on Vesting” column of the “Option Exercises and Stock Vested Table” on page 75 or (iii) the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” of the Company’s Proxy Statements for its 2022 and 2023 annual meetings of stockholders, as applicable.

(2)	The amounts set forth under the “Registrant Contributions in Last FY” column are reported in the “All Other Compensation” column of the “Summary Compensation Table” on pages 71 through 72.

(3)

Represents earnings or losses on accounts for fiscal year 2022. No amounts set forth under “Aggregate Earnings/(Losses) in Last FY” column have been reported in the “Summary Compensation Table” on pages 71 through 72, as there were no above-market or preferential earnings credited to any Named Executive Officer’s account.

Consolidated Edison, Inc. Proxy Statement	79

Non-Qualified Deferred Compensation

(4)	Aggregate account balances in the non-qualified deferred compensation plans as of December 31, 2022:

	Timothy P. Cawley	Robert Hoglund	Matthew Ketschke	Deneen L. Donnley	Robert Sanchez
Deferred Income Plan	($)	($)	($)	($)	($)

Executive contributions	1,285,564	2,731,662	55,830	224,419	112,085

Company matching contributions	112,565	368,828	27,915	60,461	33,245

Company non-elective contributions	—	89,089	—	—	—

Earnings	432,895	1,381,217	2,395	16,673	35,518

Total	1,831,024	4,570,796	86,140	268,207	180,848

Supplemental Defined Contribution Pension Plan

Company non-elective contributions	—	468,430	—	205,596	—

Earnings	—	27,616	—	(11,978)	—

Total	—	496,046	—	193,618	—

80	Consolidated Edison, Inc. Proxy Statement

Potential Payments Upon Termination of Employment or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

The Severance Program for Officers of the Company and its subsidiaries (the “Severance Program”) provides compensation to officers, including the Named Executive Officers, in the event of a certain termination of employment or a change in control of the Company. The amount of compensation that would be potentially payable to each Named Executive Officer for each situation is provided in the table. These amounts are estimated and do not necessarily reflect the actual amounts that would be paid to these Named Executive Officers, which would only be known at the time if a termination of employment or change of control occurs. The table reflects the amount that could be payable under the Severance Program assuming such termination occurred on December 31, 2022. The price per share of the Company’s Common Stock on December 31, 2022 was $95.31.

Name & Principal Position	Executive Benefits and Payments Upon Termination(1)	Resignation for any Reason (prior to CIC) or Resignation without Good Reason (following a CIC)	Retirement		Termination without Cause(2)		Termination for Cause	Termination without Cause or Resignation for Good Reason (following a CIC)(3)		Death or Disability
		($)	($)		($)		($)	($)		($)

Timothy P. Cawley	Severance	—	—		4,550,000		—	7,475,000		—

President and Chief Executive	Long-term plan incentives(4)	—	14,639,616	(5)	14,639,616	(5)	—	14,639,616	(5)	14,639,616	(5)

Officer of the Company and

Chief Executive Officer,

Con Edison of New York	Benefits perquisites	—	—		4,393,989		—	8,762,977		1,300,000
	Total(6)	—	14,639,616		23,583,605		—	30,877,593		15,939,616

Robert Hoglund	Severance	—	—		2,159,000		—	3,670,300		—

Senior Vice President	Long-term plan incentives(4)	—	4,155,516	(5)	4,155,516	(5)	—	4,155,516	(5)	4,155,516	(5)
and Chief Financial Officer of the Company and Con Edison of New York	Benefits and perquisites	—	—		225,782		—	426,564		863,600

	Total(6)	—	4,155,516		6,540,298		—	8,252,380		5,019,116

Matthew Ketschke	Severance	—	—		1,736,800		—	2,939,200		—

President, Con Edison of	Long-term plan incentives(4)	—	4,203,171	(5)	4,203,171	(5)	—	4,203,171	(5)	4,203,171	(5)

New York	Benefits and perquisites	—	—		949,829		—	1,874,658		668,000

	Total(6)	—	4,203,171		6,889,800		—	9,017,029		4,871,171

Deneen L. Donnley	Severance	—	—		1,558,600		—	2,662,600		—

Senior Vice President and	Long-term plan incentives(4)	—	1,996,488	(5)	1,996,488	(5)	—	1,996,488	(5)	1,996,488	(5)

General Counsel of the

Company and Con Edison of

Officer, Orange & Rockland	Benefits and perquisites	—	—		144,265		—	263,530		649,400

	Total(6)	—	1,996,488		3,699,353		—	4,922,618		2,645,888

Robert Sanchez	Severance	—	—		1,420,600		—	2,404,100		—

President and Chief Executive	Long-term plan incentives(4)	—	2,649,618	(5)	2,649,618	(5)	—	2,649,618	(5)	2,649,618	(5)

Officer, Orange & Rockland	Benefits and perquisites	—	—		307,747		—	590,493		546,400

	Total(6)	—	2,649,818		4,377,965		—	5,644,211		3,196,018

Footnotes:

(1)

Assumes the compensation of Messrs. Cawley, Hoglund, Ketschke, and Sanchez, and Ms. Donnley for 2022 is as follows: (i) Mr. Cawley’s base salary equal to $1,300,000 and a target annual bonus equal to 125% of base salary; (ii) Mr. Hoglund’s base salary equal to $863,600 and a target annual bonus equal to 75% of base salary; (iii) Mr. Ketschke’s base salary equal to $668,000 and a target annual bonus equal to 80% of base salary; (iv) Ms. Donnley’s base salary equal to $649,400 and a target annual bonus equal to 70% of base salary; and (v) Mr. Sanchez’s base salary equal to $546,400 and a target annual bonus equal to 80% of base salary. Benefits and perquisites include incremental non-qualified retirement plan amounts (supplemental retirement income plan)-health care cost coverage, death benefit proceeds (deferred income plan), and outplacement costs. The table above does not include the specific benefit amount to be received by each Named Executive Officer upon termination of employment, under the Company’s: (i) qualified and non-qualified retirement plans, see the “Defined Benefit Pension Table” and related footnotes on page 77; and (ii) non-qualified deferred compensation plan (deferred income plan), see the “Non-Qualified Deferred Compensation Table” and related footnotes on pages 79 through 80.

Consolidated Edison, Inc. Proxy Statement	81

Potential Payments Upon Termination of Employment or Change in Control

(2)

As per the Severance Program, the Named Executive Officer’s severance benefit pursuant to a termination without “Cause” (before a Change in Control or “CIC”) is equal to: (i) a lump sum equal to any unpaid base salary and annual target bonus prorated through the termination date and any accrued vacation pay; (ii) a lump sum equal to the net present value of one additional year of service credit or compensation credits under the Company’s retirement plans (assuming compensation at Named Executive Officer’s then annual rate of base salary and target annual bonus); (iii) a lump sum equal to 1x the sum of the Named Executive Officer’s then base salary and target annual bonus; (iv) one year continuation of health and life insurance coverage and one year of additional service credit toward eligibility for (but not for commencement of) retiree benefits, and (v) one year of outplacement costs.

(3)

As per the Severance Program, the Named Executive Officer’s severance benefit under a termination without Cause or resignation for Good Reason (on or following CIC) is equal to the same severance benefit under a termination without Cause (before CIC) as described in footnote (2) except the amounts in clauses (ii), (iii), and (iv) are 2x instead of 1x.

(4)

Potential payments under the long term incentive plan require the occurrence of a (i) CIC and (ii) qualifying termination of employment (a “CIC Separation from Service”) unless the Compensation Committee determines otherwise.

(5)	For disclosure purposes, the Compensation Committee is assumed to have taken action pursuant to the long term incentive plan to fully accelerate the vesting of target performance unit awards.

(6)

The total amounts are in addition to: (i) vested or accumulated benefits under the Company’s defined benefit pension plans, 401(k) plans, and non-qualified deferred compensation plans, which are set forth in the compensation disclosure tables; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to all management employees, such as accrued vacation.

A description of the assumptions that were used in creating the table for the Named Executive Officers is as follows:

Equity Acceleration

Separation from Service

With respect to unvested time and performance-based equity awards under the long term incentive plan, in the event of a Termination, Retirement, death, or Disability, the Compensation Committee has discretion to determine the terms of the awards (including, without limitation, to accelerate the vesting of unvested awards). Unless otherwise provided by the Compensation Committee, in the event of a Retirement, death, or Disability, time and performance-based equity awards vest pro rata through the date of the event.

For the purposes of the long term incentive plan: (i) “Termination” means a resignation or discharge from employment, except death, Disability, or Retirement; (ii) “Retirement” means resignation on or after age 55 with at least five years of service; and (iii) “Disability” means an inability to work in any gainful occupation for which the person is reasonably qualified by education, training, or experience because of a sickness or injury for which the person is under doctor’s care.

Change in Control

As per the long term incentive plan, in the event of a CIC Separation from Service, unvested performance-based equity awards vest pro rata, assuming targeted performance was achieved.

For purposes of the long term incentive plan, “Change in Control” has the same meaning as “Change in Control” under the Severance Program.

For purposes of the long term incentive plan, a “CIC Separation from Service” means a termination without Cause or due to a resignation for Good Reason that occurs on or before the second anniversary following the occurrence of a Change in Control.

For purposes of the long term incentive plan, “Cause” means the conviction of the Named Executive Officer of a felony or the entering by the Named Executive Officer of a plea of nolo contendere to a felony, in either case having a significant adverse effect on the business and affairs of the Company.

“Good Reason” occurs if the Named Executive Officer resigns for any of the following reasons: (i) any material decrease in base compensation; (ii) any material breach by the Company of any material provisions of the long term incentive plan; (iii) a requirement by the Company for the Named Executive Officer to be based at any office or location more than 50 miles from the location the Named Executive Officer is employed prior to the Change in Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties, or responsibilities.

82	Consolidated Edison, Inc. Proxy Statement

Potential Payments Upon Termination of Employment or Change in Control

Incremental Retirement Amounts

As per the Severance Program, the amounts relating to the incremental retirement amounts in the table are based on the net present value of one additional year of service credit under the Company’s retirement plans following a termination without Cause or a resignation for Good Reason (two additional years if such termination is in connection with a Change in Control) assuming compensation at the Named Executive Officer’s annual salary and target award, age 65 normal retirement, and the assumptions used to calculate lump sum benefits under the qualified retirement plan in December 2022.

The assumptions for Messrs. Cawley, Ketschke, and Sanchez include interest rates of 4.48% for the first five years, 5.26% for the next 15 years, and 5.07% thereafter (adjusted to 2.73%, 3.50%, and 3.31%, respectively, to reflect cost of living adjustments) and the RP-2000 mortality table projected for 2022 (50% male/50% female blend).

The assumptions for Mr. Hoglund’s and Ms. Donnley’s retirement amount are in accordance with the applicable defined contribution pension formula within the savings plan and reflect only additional compensation credits. All amounts payable pursuant to an incremental non-qualified retirement plan are assumed to be paid as a lump sum.

Termination Without Cause or a Resignation for Good Reason

As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if he or she is terminated by the Company for reasons other than Cause or he or she resigns for Good Reason (following a Change in Control). A termination is for Cause if it is for any of the following reasons: (i) commission of, conviction of, or the entering of a plea of nolo contendere to, a felony, or a misdemeanor involving moral turpitude, if such felony or misdemeanor is work-related, materially impairs the Named Executive Officer’s ability to reasonably perform services for his or her employer, or results or could reasonably be expected to result in harm to the property, reputation, or business of his or her employer; (ii) willful and continued failure to substantially perform his or her duties in the course of employment with his or her employer (other than any such failure resulting from the Named Executive Officer’s physical or mental incapacity) after a written demand for substantial performance is delivered to the Named Executive Officer by the Board, the Chief Executive Officer, or the Company that employs the Named Executive Officer; (iii) conduct that results or could reasonably be expected to result in harm to the property, reputation, or business of his or her employer, including a violation or material failure to comply with his or her employer’s written policies or standards of conduct, including those relating to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; (iv) refusal to follow the lawful directions of the Board, the Chief Executive Officer, or the company that employs the Named Executive Officer; (v) breach of any fiduciary duty owed to his or her employer; (vi) violation of applicable federal, state, or local law or regulation governing the business of his or her employer; (vii) violation of the drug and alcohol testing policies of his or her employer or reporting to work under the influence of alcohol or any controlled substance (other than a controlled substance that the Named Executive Officer is properly taking under a current prescription); (viii) misappropriation (or attempted misappropriation) of any assets or property of his or her employer; (ix) material breach of any written agreement between the Named Executive Officer and his or her employer; (x) resigning employment in lieu of being discharged for misconduct or (xi) any conduct that the Administrator determines to be detrimental to his or her employer. As per the Severance Program, a resignation for Good Reason occurs if the Named Executive Officer resigns for any of the following reasons on or following a Change in Control: (i) any material decrease in base compensation (except uniform decreases affecting similarly situated employees); (ii) any material breach by the Company of any material provisions of the Severance Program; (iii) a requirement by the Company for the Named Executive Officer to be based more than 50 miles from the location the Named Executive Officer is employed prior to the Change in Control; or (iv) the assignment of any duties materially inconsistent in any respect with the Named Executive Officer’s position, authority, duties, or responsibilities.

Payments Upon Termination of Employment in Connection with a Change in Control

As per the Severance Program, the Named Executive Officer will receive certain benefits as described in the table if his or her termination of employment is without Cause by the Company or he or she resigns for Good Reason following a Change in Control.

Consolidated Edison, Inc. Proxy Statement	83

Potential Payments Upon Termination of Employment or Change in Control

Section 280G Reduction

As per the Severance Program, in the event a Named Executive Officer receives any payment or distribution from the Company in connection with a Change in Control, he or she may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. If any such payment or distribution subjects the Named Executive Officer to such taxes and the Named Executive Officer would receive a greater net after-tax amount if the payment were reduced to avoid such taxation, the aggregate present value of amounts payable to the Named Executive Officer pursuant to the Severance Program will be reduced (but not below zero) to the extent it does not trigger taxation under Section 4999 of the Internal Revenue Code.

Death Benefit

As per the Company’s Deferred Income Plan, participating officers, including the Named Executive Officers, are entitled to a death benefit equal to their individual base salary. The benefits are payable in a lump sum.

84	Consolidated Edison, Inc. Proxy Statement

Compensation Committee Report and Compensation Risk Management

COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for 2022 with management of the Company. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and this Proxy Statement.

Management Development and Compensation Committee:

Deirdre Stanley (Chair)

John F. Killian

Dwight A. McBride

William J. Mulrow

Michael W. Ranger

L. Frederick Sutherland

COMPENSATION RISK MANAGEMENT

In 2022, the Compensation Committee asked Mercer to undertake a risk assessment of the Company’s compensation programs to determine whether the Company’s compensation policies and practices for employees, generally, would reasonably be expected to have a material adverse effect on the Company’s risk management and create incentives that could lead to excessive or inappropriate risk taking by employees. The Compensation Committee also asked management to review the assessment. Based on Mercer’s risk assessment findings, with which the Compensation Committee and management concur, the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.

Among the relevant features of the Company’s compensation programs that mitigate risk are:

◾	a recoupment policy applicable to all Company officers with respect to incentive-based compensation;

◾

annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are expected to enhance stockholder value;

◾	annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

◾	non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

◾	compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

◾	performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year;

◾	annual and long-term incentive awards that are subject to appropriate payment caps and Compensation Committee discretion to reduce payouts; and

◾	share ownership guidelines that further the long-term interests of executives and stockholders, and restrictions on shorting, hedging, and pledging Company securities.

Consolidated Edison, Inc. Proxy Statement	85

Pay Ratio

PAY RATIO

The Company is required by SEC rule (Item 402(u) of Regulation S-K) to disclose the median annual total compensation of all employees of the Company (excluding the Chief Executive Officer), the annual total compensation of the Chief Executive Officer, and the ratio of these two amounts (the “pay ratio”). The pay ratio below is a reasonable estimate based on the Company’s payroll records and the methodology described below, and was calculated in a manner consistent with SEC rules. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

The Company has elected to identify its median employee every three years, unless a significant change in the Company’s employee population or employee compensation arrangements has occurred. The Company reviewed its entire workforce (excluding the Chief Executive Officer, Timothy P. Cawley), consisting of 14,319 full- and part-time employees of the Company and its subsidiaries as of December 31, 2022. The Company’s median employee was identified by a consistently applied compensation measure using earnings as reported on Internal Revenue Service Form W-2 for 2022. In making this determination, the Company annualized the compensation of all employees hired during 2022, and did not make any cost of living adjustments. This was the same methodology used in 2017 and since then to identify the Company’s median employee. The employee identified in 2022 is unchanged from 2021, is based in New York and is represented by a collective bargaining unit.

For 2022, the annual total compensation of the Company’s median employee, as calculated using Summary Compensation Table requirements, was $136,892 and the annual total compensation of the Chief Executive Officer as set forth in the Summary Compensation Table was $9,592,297. Based on this information, the resulting pay ratio of the Chief Executive Officer’s annual total compensation to the annual total compensation of the Company’s median employee was 70 to 1. The ratio excludes the (negative) change in pension value for the median employee of ($177,693) and the Chief Executive Officer of ($4,647,302).

86	Consolidated Edison, Inc. Proxy Statement

Pay Versus Performance Disclosure

PAY VERSUS PERFORMANCE
Pay Versus Performance Disclosure
The
following
table sets forth
info
rmation regarding
the
Company’s performance,
comp
ensation per the Summary Compensation Table (SCT), and the compensation actually paid (CAP) to our named executive officers, as calculated in accordance with the SEC’s
Pay-Versus-Performance
(“PvP”) disclosure rule (Item 402(v) of
Reg
ulation
S
-K).
Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO (Cawley)	Summary Compensation Table Total for PEO (McAvoy)	Compensation Actually Paid to PEO 1 (Cawley)	Compensation Actually Paid to PEO 1 (McAvoy)	Average Summary Compensation Table Total for Non-PEO NEOs 2	Average Compensation Actually Paid to Non-PEO NEOs 1,2	Value of Initial Fixed $100 Investment Based On: 3		Net Income 4 ($000s)	Adjusted EPS 5 ($)
							Con Ed TSR	S&P 500 Utilities TSR
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2022	$9,592,297	N/A	$15,950,905	N/A	$2,944,374	$4,757,406	$118.04	$120.09	$1,660,000	$4.57

2021	$10,342,198	N/A	$11,580,540	N/A	$2,915,228	$3,326,277	$102.07	$118.24	$1,346,000	$4.39

2020	$7,463,464	$15,756,548	$1,696,155	$657,256	$2,499,992	$1,634,554	$83.01	$100.48	$1,101,000	$4.18
Footnotes:

1.
In determining the CAP to our NEOs, the Company is required to make various adjustments to amounts that have been previously reported in the
SCT
in previous years, as the PvP rule’s valuation methods for this section differ from those required in the
SCT
. The tables below show the amounts that were deducted and added to SCT total compensation to calculate CAP. The large difference in SCT and CAP values for Mr. McAvoy in 2020 were partially driven by his retirement in December 2020, which caused prorated portions of his outstanding stock awards to be forfeited and reduced their
CAP
value for
2020
significantly, in addition to the large pension value differences between SCT and
CA
P amounts.

PEO SCT Total to CAP Reconciliation (Cawley):

PEO: Mr. Cawley	2022	2021	2020

Total Compensation as reported in SCT	$9,592,297	$10,342,198	$7,463,464

Subtract pension values reported in SCT	$—	$(1,500,611)	$(4,696,808)

Subtract fair value of equity awards granted during fiscal year	$(6,076,950)	$(5,551,295)	$(1,483,852)

Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	164,521	$246,088	$98,552

Add fair value of equity compensation granted in current year – value at year-end	$8,196,063	$8,004,570	$1,081,350

Add dividends paid on unvested shares/share units and stock options	$—	$—	$—

Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$4,122,354	$(20,396)	$(958,666)

Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(47,380)	$59,986	$192,115

Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$—	$—	$—

Compensation Actually Paid to PEO	$15,950,905	$11,580,540	$1,696,155

Consolidated Edison, Inc. Proxy Statement	87

Pay Versus Performance Disclosure

PEO SCT Total to CAP Reconciliation (McAvoy):

PEO: Mr. McAvoy	2022	2021	2020

Total Compensation as reported in SCT	N/A	N/A	$15,756,548

Subtract pension values reported in SCT	N/A	N/A	$(6,390,264)

Subtract fair value of equity awards granted duri ng fiscal year	N/A	N/A	$(6,308,838)

Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	N/A	N/A	$260,514

Add fair value of equity compensation granted in current year – value at year-end	N/A	N/A	$1,532,925

Add dividends paid on unvested shares/share units and stock options	N/A	N/A	$—

Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	N/A	N/A	$(5,490,290)

Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	N/A	N/A	$1,296,661

Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	N/A	N/A	$—

Compensation Actually Paid to PEO	N/A	N/A	$657,256
Average
Non-PEO
NEOs SCT Total to CAP Reconciliation:

Non-PEO NEOs: Average	2022	2021	2020

Total Compensation as reported in SCT	$2,944,374	$2,915,228	$2,499,992

Subtract pension values reported in SCT	$—	$(239,098)	$(317,837)

Subtract fair value of equity awards granted during fiscal year	$(1,447,991)	$(1,283,438)	$(983,412)

Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	98,261	$101,242	$17,710

Add fair value of equity compensation granted in current year – value at year-end	$1,950,109	$1,840,223	$732,333

Add dividends paid on unvested shares/share units and stock options	$—	$—	$—

Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$1,264,090	$7,692	$(435,834)

Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(51,437)	$(15,572)	$121,602

Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$—	$—	$—

Compensation Actually Paid to NEO	$4,757,406	$3,326,277	$1,634,554

2.	The non-principal executive officer (PEO) named executive officers (NEOs) r efle cted in columns (d) and (e) represent the following individuals for each of the years shown:

◾	2022: R. Hoglund, D. Donnley, R. Sanchez, M. Ketschke

◾	2021: R. Hoglund, D. Donnley, R. Sanchez, M. Ketschke

◾	2020: R. Hoglund, D. Donnley, R. Sanchez, M. Noyes

88	Consolidated Edison, Inc. Proxy Statement

Pay Versus Performance Disclosure

3.
Pursuant to th
e SEC’s PvP r
ule, the comparison assumes $100 was invested on December 31, 2019 in the Company’s
C
ommon
S
tock. Historic stock price performance is not necessarily indicative of future stoc
k performance.

4.	Reflects after-tax net income attributable to stockholders prepared in accordance with GAAP for each of the years shown.

5.
Adjusted EPS is the financial measure from the tabular list of Company Performance Metrics below which in the Company’s assessment represents the most important financial and non-financial
performance measures used by the Company to link CAP to the Company’s CEOs and NEOs for the years shown to the Company’s performance. Adjusted EPS as used in this Proxy Statement is a non-GAAP
financial measure. Refer to “
Non-GAAP Financial Measures
” section on pages 9 through 11 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for further discussion on this measure, including a reconciliation of Adjusted EPS to the most directly comparable GAAP measure.

Most Important Financial Performance Measures
The list below represents
the Company’s

most important measures used to link compensation to performance:

Company Performance Metrics 1

Relative TSR

Adjusted EPS

Adjusted Net Income

Operating Objectives

Operating Budget

Capital Budget

1.
For further information regarding these Company performance metrics and their function in the Company’s executive compensation program, please see the “Compensation Discussion and Analysis” section of this Proxy Statement.

Relationship between CAP and Company Performance
For all charts below, 2020 CEO Compensation is the sum of the amounts paid to Messrs. McAvoy and Cawley.
CAP vs. TSR
As shown in the chart below, the PEO and other NEOs’ CAP amounts are directionally
aligned with the Company’s TSR. The Company’s lower TSR in 2020 relative to the S&P 500 Utilities Index aligned with lower compensation actually paid for the PEO and NEOs, while stronger performance in subsequent years on an absolute basis, and relative to the performance of the S&P 500 Utilities Index, aligned with higher compensation actually paid.

Consolidated Edison, Inc. Proxy Statement	89

Pay Versus Performance Disclosure

Relative TSR, which is identified in the Tabular List of Company Performance Metrics above, is an important financial performance measure used by the Company to link compensation to performance. It is a performance metric used in the Company’s long-term equity incentive awards, with a weighting of 50% for performance unit awards, which constitute the majority of equity-based compensation granted to the PEO and other NEOs. The relative TSR peer group used in the Company’s performance unit awards and the compensation peer group presented in the Pay Versus Performance Table are substantially similar
. For further information regarding the Company’s relative TSR peer group, please refer to the “Competitive Positioning—Attraction and Retention” section of this Proxy Statement.

CAP vs. GAAP Net Income
The Company’s GAAP Net Income performance has improved in each of the last two years, aligning directionally with higher compensation actually paid.

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Pay Versus Performance Disclosure

CAP vs. Company Selected Measure
Low Adjusted EPS performance in 2020 aligned with lower compensation actually paid, while growth in the last two
years aligns
directionally
with compensation actually paid at higher levels.

Consolidated Edison, Inc. Proxy Statement	91

Approval of Company 2023 Long Term Incentive Plan

APPROVAL OF COMPANY 2023 LONG TERM INCENTIVE PLAN

Proposal No. 5    Approval of the Company’s 2023 Long Term Incentive Plan

Introduction

The Company is requesting stockholders to approve the 2023 Long Term Incentive Plan (the “2023 Plan”) to replace the Company’s 2013 Long Incentive Plan (the “2013 Plan”), which will expire by its terms on May 20, 2023. If approved by stockholders, the 2023 Plan will become effective on May 15, 2023 and no new awards will be made under the 2013 Plan. Existing awards under the 2013 Plan, which was approved by stockholders on May 20, 2013, will remain in full force and effect in accordance with the terms and conditions of the 2013 Plan and the applicable award documents.

At its February 16, 2023 meeting, the Board unanimously adopted the 2023 Plan. If approved by stockholders at the 2023 Annual Meeting, the 2023 Plan will authorize the grant of equity-based awards to officers, employees and non-employee directors of the Company and its affiliates. The 2023 Plan was considered by the Management Development and Compensation Committee and the Corporate Governance and Nominating Committee (together, with the Compensation Committee, the “Committees”) in consultation with Mercer, their independent compensation consultant, and management, and was approved by the Committees at their respective February 15, 2023 meetings.

Background and Timing of Proposal

The Company has not requested that stockholders approve an equity compensation plan (or requested that stockholders approve additional shares for the long term incentive awards) since the approval of the 2013 Plan. Under the terms of the 2013 Plan, the Company may not make any awards after May 20, 2023. The Company requests that stockholders approve the 2023 Plan and authorize up to 10,000,000 shares of Company Common Stock (subject to customary adjustments described below) to continue to grant equity awards to officers, employees, and non-employee directors of the Company and its affiliates. The 2023 Plan is a key pay-for-performance component of the Company’s compensation program and the Company’s primary vehicle for granting equity-based compensation to its employees in management positions. Approximately 5,500 management employees of the Company were eligible to participate in the 2013 Plan. For each of the past five years, over 800 employees received a long term incentive award under the 2013 Plan.

Stockholder approval of the 2023 Plan is required pursuant to the rules of the New York Stock Exchange. Because certain executive officers of the Company will be eligible to receive awards under the 2023 Plan, such officers may be considered to have an interest in this proposal.

The Company anticipates filing a registration statement on Form S-8 with the SEC to register the shares of Company Common Stock held in the aggregate share reserve under the 2023 Plan, effective upon and subject to stockholder approval of the 2023 Plan, as soon as practicable following such stockholders’ approval of the 2023 Plan.

Rationale for Proposal

As of March 1, 2023, outstanding awards under the 2013 Plan included 1,416,416 full value awards consisting of restricted stock units. There are no stock options outstanding. The Compensation Committee also considered several factors including our burn rate, overhang and dilution data as described below. As the 2013 Plan is expiring on May 20, 2023, the Board determined that a new equity-based compensation plan should be adopted in order to provide continued incentive and retention opportunities for participants that are consistent with prevailing competitive market practices and to align the interests of participants with stockholders.

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Approval of Company 2023 Long Term Incentive Plan

Best Practices in Equity Compensation Governance

The 2023 Plan includes several features that are consistent with the interests of stockholders and sound corporate governance practices, including the following:

◾	No automatic share replenishment or evergreen provision. There is no evergreen feature that automatically replenishes the number of authorized shares.

◾

Minimum vesting requirements. Imposes, with certain limited exceptions, a requirement that awards or portions of an award granted to officers and employees under the 2023 Plan may vest no earlier than the first anniversary of the award’s grant date.

◾

No liberal recycling of shares. Shares delivered to the Company to purchase shares upon the exercise of an award or to satisfy tax withholding obligations are not available for future issuances. In addition, shares repurchased in the open market with the proceeds of an option exercise are not available for future issuance.

◾

No single trigger vesting on a change in control. No accelerated vesting solely on the occurrence of a change in control. Unvested awards vest only if a participant’s employment is terminated by the Company without cause, or by the participant for good reason, within two years following a change in control.

◾

No discounted options. Stock options may not be granted with an exercise price lower than the fair market value of the underlying shares on the date of grant. No stock options were granted pursuant to the 2013 Plan.

◾	No repricing of options without shareholder approval. Prohibits the repricing of stock options or a cash buyout of underwater stock options without prior stockholder approval.

Historical Burn Rate

The Board of Directors considered our historical gross burn rate (the number of equity awards granted during a period in proportion to our outstanding shares).

Our gross burn rate for fiscal 2022 was 0.12% and the three-year average gross burn rate for the last three fiscal years (fiscal 2020 through fiscal 2022) was 0.12%. The Company believes that burn rate is a relevant and objective measure of dilution for stockholders. The Company has been deliberate and consistent in its historical use of equity and will seek to continue existing grant practices going forward.

Dilution and Overhang

The Board of Directors also considered the dilution and existing terms of outstanding awards under the 2013 Plan. The Board believes that this number of shares constitutes reasonable potential equity dilution. The closing price of the Company’s common shares on the New York Stock Exchange on March 1, 2023 was $88.15.

As of March 1, 2023, the following equity awards were outstanding under the 2013 Plan: 1,092,686 restricted stock units and 323,730 deferred stock units reserved for non-employee Directors and under the 2003 Plan: 93,180 deferred stock units. Although authorized shares are available for additional future grants under the 2013 Plan as of March 1, 2023, these shares will no longer be available for grants upon approval of the 2023 Plan by stockholders. No shares are available for grant under the 2003 Plan.

As of March 1, 2023, an aggregate of 1,509,596 shares were outstanding under all Company equity plans. This represented approximately 0.42% of the Company’s fully diluted common shares outstanding (our “overhang percentage”). If stockholders approve the adoption of the 2023 Plan, the 10,000,000 additional authorized shares proposed to be reserved under the 2023 Plan would increase our overhang percentage to approximately 3.2%. The Board believes that this number of shares constitutes reasonable potential equity dilution.

Consolidated Edison, Inc. Proxy Statement	93

Approval of Company 2023 Long Term Incentive Plan

Description of the 2023 Plan

The following is a summary of the material terms of the 2023 Plan. Capitalized terms used in this summary have the meaning set forth in the 2023 Plan. The complete text of the 2023 Plan is set forth in Appendix C to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix C.

Purpose. The Board believes that the 2023 Plan is an important tool to (i) advance the interests of the Company and its stockholders by providing long term incentives to those persons with significant responsibility for creating value for stockholders, (ii) strengthen the Company’s ability to attract, motivate and retain qualified persons of superior talent, ability and achievement to serve as directors, officers, and in other management positions critical to the long-term success of the Company, and (iii) further the ownership interests of key personnel in the shares of Company Common Stock, thereby aligning their long-term interests more closely with those of the Company’s stockholders.

Authorized Shares of Company Common Stock Available. The 2023 Plan authorizes a maximum of 10,000,000 shares of Company Common Stock subject to customary adjustments described below. The maximum number of shares of Company Common Stock that may be subject to awards, including incentive stock options, granted to an individual officer or employee in any calendar year is 750,000 shares of Company Common Stock, plus any shares of Company Common Stock that were available for issuance in any prior calendar year but were not covered by awards, in each case subject to customary adjustments described below. Shares of Company Common Stock delivered under the 2023 Plan may be (i) authorized but unissued shares, (ii) treasury shares, (iii) shares purchased on the open market or by private purchase, or (iv) any combination thereof.

The closing price of a share of the Company’s Common Stock on the New York Stock Exchange on March 1, 2023 was $88.15.

Any share of Company Common Stock covered by an award (or portion of an award) that is forfeited, cancelled, terminated or expired without being exercised in whole or in part, or that is settled without the delivery of shares of Company Common Stock, shall again be available for the grant of new awards. The number of shares of Company Common Stock that are tendered by a participant or withheld by the Company to pay the exercise price of an award or to satisfy a participant’s tax withholding obligations in connection with the exercise or settlement of an award will not be available for the grant of new awards.

Dilution and Other Adjustments. In the event of any change in the number of outstanding shares of Company Common Stock or share price by reason of any stock split, reverse stock split, spinoff, split-off, partial or complete liquidation, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other similar change or corporate transaction or event that affects shares of Company Common Stock, the Committees will determine that such change equitably requires an adjustment to the number of shares that may be delivered under the 2023 Plan, or the number or kind of shares which are subject to outstanding awards and the exercise price per share relating thereto.

Term of the Plan. If approved by stockholders at the Annual Meeting, awards may be granted under the 2023 Plan for up to a period of ten years from the date the 2023 Plan is approved by the Board unless earlier terminated by the Board. The 2023 Plan will continue in effect until all matters relating to the payment of outstanding awards and administration of the plan have been settled.

Administration. Generally, the Compensation Committee is the Plan Administrator, and administers the awards and award documents for officers and other eligible employees and the Corporate Governance and Nominating Committee is the Plan Administrator, and administers the awards and award documents, for non-employee directors.

The Plan Administrator has full power and authority to (i) take all actions and make all determinations to interpret, construe or implement the terms and conditions of the plan, any award or any award document; (ii) make all rules, regulations and take such other actions and make such other determinations which the Plan Administrator deems to be necessary or advisable for the administration of the plan, any award or any award document; (iii) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards; and (iv) correct any defect,

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Approval of Company 2023 Long Term Incentive Plan

supply any omission or reconcile any inconsistency in the plan, any award or any award document. The Plan Administrator may not effect a repricing of any Stock Option or Stock Appreciation Right without the approval of the stockholders. In addition, no Stock Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash or other property if the exercise price of the Stock Option or the grant price of the Stock Appreciation Right is equal to or less than the fair market value of a share of Company Common Stock at the time of such repurchase or exchange without the approval of stockholders. The Board must approve any awards to non-employee Directors. In no event will the Plan Administrator effect the payment of dividends or dividend equivalents on any unvested equity-based award.

Any determinations, approvals or actions that are performed or taken by the Board, the Plan Administrator or a Committee (or their respective delegates or assigns) in connection with the 2023 Plan are final, conclusive and binding on all parties, including the Company, its stockholders, participants, their respective estates and beneficiaries.

Participation. Approximately 5,500 employees of the Company and its affiliates, including officers, and non-employee directors of the Company and its affiliates (currently eleven non-employee directors) are potentially eligible for awards under the 2023 Plan. Officers and other eligible employees of the Company and its affiliates may be designated by the Compensation Committee to participate in the plan with respect to one or more types of awards. Any Director of the Company or its affiliates, who is not also an officer or employee may also be designated by the Corporate Governance and Nominating Committee to receive an award under the 2023 Plan.

The benefits or amounts that will be received by or allocated to participants under the 2023 Plan are not determinable except for the annual grant of deferred stock units to each of the Company’s non-employee Directors (see “Stock Unit Grants to Non-Employee Directors” below).

Awards. The types of awards that can be granted under the 2023 Plan are set forth below. Awards are subject to the terms and conditions of the 2023 Plan and such other terms and conditions that may be established by the Plan Administrator.

Stock Unit Grants to Non-Employee Directors. A “Stock Unit” is an unsecured obligation of the Company that represents the economic equivalent of a Share. Each non-employee Director participating in the 2023 Plan will be granted an annual award of Stock Units with a fair market value of $160,000 on the first business day after an annual meeting. If a non-employee Director is first appointed as a member of the Board after the date of an annual meeting, he or she will be granted a pro rated award of Stock Units. The Board, upon recommendation of the Corporate Governance and Nominating Committee, may from time-to-time change the annual award of Stock Units, including changing the methodology, form, timing, amount or such other terms and conditions as the Board may determine. The maximum aggregate grant date fair value of awards granted to a director during any calendar year, plus any cash-based compensation granted to a non-employee Director during any calendar year may not exceed $750,000 based on the aggregate fair market value of any award plus the aggregate value of any cash-based compensation provided to the Director, in each case, determined as of the date of grant.

Stock Units granted to non-employee Directors are automatically deferred and credited to a non-employee Director’s Stock Unit account and are paid in a single one-time payment of shares of Company Common Stock within 60 days following a director’s separation from service, unless the non-employee Director elected to receive some or all of his or her Stock Units on another date.

Dividend Equivalents are earned on Stock Units until no Stock Units remain in a non-employee Director’s account and are automatically deferred and paid in a one-time payment of shares of Company Common Stock within 60 days following the non-employee Director’s separation from service, unless the Director elected to receive some or all of his or her Dividend Equivalents on another date or in a cash payment.

Non-employee Directors are not eligible for any other awards under the 2023 Plan.

Stock Unit Grants to Officers and Eligible Employees. The Compensation Committee may grant Stock Units to any officer or other eligible employee. Each Stock Unit represents the economic equivalent of one share of Company Common Stock payable in cash or shares.

Stock Options. The Compensation Committee may grant “incentive stock options” within the meaning of Code Section 422, and “non-qualified stock options” to officers or other eligible employees. Except in the limited circumstances

Consolidated Edison, Inc. Proxy Statement	95

Approval of Company 2023 Long Term Incentive Plan

described in the next sentence, the exercise price may not be less than 100 percent of the fair market value of a share of Company Common Stock on the date the Stock Option is granted. In the event that the Company acquires another company, the exercise price per share of Company Common Stock underlying a Stock Option that is a substitute award will be determined in accordance with Code Section 409A and other applicable laws and may be less than the fair market value of a share of Company Common Stock on the date of grant. No Stock Option shall be exercisable after the expiration of ten years from its grant date. The Compensation Committee may settle the exercise of a Stock Option granted under the 2023 Plan by delivering shares of Company Common Stock, cash, or by a combination of both. The holder of a Stock Option has the rights of a stockholder only with respect to shares of Company Common Stock which have been issued.

Restricted Stock. The Compensation Committee may grant awards of shares of Company Common Stock to officers or other eligible employees bearing restrictions (“Restricted Stock”) prohibiting the sale, transfer, pledge or hypothecation of the Restricted Stock until the expiration of the applicable restriction period. At the time that a Restricted Stock award is granted, the Compensation Committee will establish a restriction period applicable to such award which will be not less than one and not more than ten years.

Performance-Based Restricted Stock and Performance Units. Performance-based awards (Performance-Based Restricted Stock or Performance Units) will be subject to performance target(s) with respect to one or more applicable Business Criteria.

The Compensation Committee will establish (i) the performance target(s) relative to the applicable Business Criteria (as set forth in the 2023 Plan), (ii) the applicable performance period, and (iii) the applicable initial value or target number of shares of Company Common Stock of Performance-Based Restricted Stock or Performance Units that are subject to the award. Performance-Based Restricted Stock is payable in shares of Company Common Stock. Performance Units are payable in cash or shares of Company Common Stock or in a combination of cash and shares, as determined by the Compensation Committee. In the event that Performance-Based Restricted Stock award is granted, the Compensation Committee will establish a restriction period applicable to such award, which will be no less than one nor more than ten years.

The Compensation Committee may determine the standard or formula pursuant to which a performance-based award will be calculated, whether all or any portion of the amount so calculated will be paid or reduced, and the specific amount (if any) to be paid, subject in all cases to the terms, conditions and limits of the 2023 Plan. The Compensation Committee may not increase the maximum amount permitted to be paid to any individual under the 2023 Plan or pay awards if the applicable performance target(s) have not been met.

Stock Appreciation Rights. Stock Appreciation Rights are rights to the settlement in cash, shares of Company Common Stock, or a combination thereof, of the excess of the fair market value of shares of Company Common Stock on the date of exercise over their fair market value on the date of grant. The Compensation Committee may grant awards of Stock Appreciation Rights to any officers or other eligible employees, in conjunction with a Stock Option or independent of a Stock Option. The Compensation Committee may provide that payment of a Stock Appreciation Right will be in cash or shares of Company Common Stock or a combination thereof. To the extent that a Stock Appreciation Right granted in conjunction with a Stock Option is exercised, such Stock Option will be deemed to have been exercised, and will not be deemed to have lapsed. To the extent that a Stock Appreciation Right is granted independent of a Stock Option, each Stock Appreciation Right payment (in cash or shares of Company Common Stock or a combination thereof) will be equal to the excess of the fair market value of one share on the date of exercise over the fair market value of one share at the date of grant of the Stock Appreciation Right, times the number of shares of Company Common Stock subject to the Stock Appreciation Right (or portion thereof) which is exercised.

Dividend Equivalents. The Compensation Committee may grant awards of Dividend Equivalents in conjunction with Stock Units or Performance Units, that are payable upon the vesting of the Units. Each Dividend Equivalent will entitle the participant to receive an amount equal to the dividend actually paid with respect to a share of Company Common Stock on each dividend payment date from the date of the grant until the date the Dividend Equivalent lapses. Dividend Equivalents may be invested in additional shares of Company Common Stock or Stock Units as determined by the Compensation Committee. No dividend equivalents may be granted in connection with, or related to, Stock Options or Stock Appreciation Rights. In no event will dividends or dividend equivalents be paid with respect to any unvested equity-based award.

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Approval of Company 2023 Long Term Incentive Plan

Other Equity-Based Awards. The Compensation Committee may also grant equity-based or equity-related awards not described above.

Change in Control. In the event that (i) a Change in Control occurs and the awards (other than awards granted to a non-employee director) are either assumed, substituted or converted to similar grants of the surviving entity (or parent or subsidiary of the surviving entity), in each case, with value and terms that are at least equivalent to the awards in effect immediately before the Change in Control, and (ii) a participant (other than a non-employee director) incurs a termination without “cause” or a resignation for “good reason” on or before the second anniversary of a Change in Control (“a CIC Separation from Service”), the participant will be entitled to the following:

(i)

A participant will be entitled to an accelerated payout of any Stock Units or Restricted Stock, prorated based on the number of months that have elapsed from the date of grant up to and including the date of the CIC Separation from Service.

(ii)

Any Stock Options or Stock Appreciation Rights that are outstanding and not vested upon the occurrence of a CIC Separation from Service will vest on a prorated basis, based on the number of months that have elapsed from the date of grant up to and including the date of the CIC Separation from Service. Additionally, any Stock Option or Stock Appreciation Right for which the exercise price is greater than the fair market value of a share of Company Common Stock may be cancelled if, in the determination of the Plan Administrator, cancellation would reduce or eliminate any excise tax that otherwise would be imposed on the holder of the Stock Option or Stock Appreciation Right under Code Section 4999.

(iii)

A participant will be entitled to an accelerated payout of any outstanding Performance-Based Restricted Stock or Performance Units, prorated based on the number of months of the performance period that have elapsed from the Date of Grant up to and including the date of the CIC Separation from Service, and assuming that the performance targets were achieved at target levels.

In the event of a Change in Control and the awards (other than awards granted to a non-employee director) are not assumed, substituted or converted to similar grants of the surviving entity (or parent or subsidiary of the surviving entity), in each case, with value and terms that are at least equivalent to the awards in effect immediately before the Change in Control, the participant will be entitled to accelerated vesting or payout as described above with respect to any outstanding award, as if on the date of a Change in Control, immediately following such Change in Control, the participant incurred a CIC Separation from Service.

In the event that a Change in Control occurs, a non-employee director participant will be entitled to an accelerated payout of the balance of his or her Stock Unit account.

Recoupment. Any award granted to an officer of the Company is subject to the Company’s incentive-based compensation and recoupment policy, as may be amended from time to time, or any other Company recoupment policies or procedures that may be required under applicable laws or otherwise adopted by the Company or Compensation Committee or incorporated into any award document. Nothing in the 2023 Plan precludes the Company or the Compensation Committee from imposing any type of recoupment provisions as it may decide in its sole discretion with respect to officers or employees (or any subset of either group).

Tax Withholding. The Company has the authority to withhold, or require a participant to remit to the Company prior to issuance or delivery of any shares of Company Common Stock or cash, an amount sufficient to satisfy the minimum statutory amount required by any applicable federal, state or local taxes, and other withholding requirements associated with any award.

Certain Restrictions. Unless otherwise determined by the Committees or as required by applicable law, no award will be transferable other than by will or by the laws of descent and distribution.

Amendment and Termination. The Committees may at any time alter, amend, suspend or terminate the 2023 Plan, any award document or any award, in whole or in part except as provided by applicable law or stock exchange rule that require stockholder approval for certain amendments. No action may materially adversely affect a participant’s rights with respect to previously granted awards without his or her consent.

Consolidated Edison, Inc. Proxy Statement	97

Approval of Company 2023 Long Term Incentive Plan

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences associated with the 2023 Plan. The federal tax laws are complex and subject to change (possibly with retroactive effect) and the tax consequences for any participant will depend on his or her individual circumstances.

Stock Units. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, upon the grant of a stock unit or when dividend equivalents are credited on his or her behalf. A participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value of the shares of Company Common Stock that are delivered when stock units or dividend equivalents are settled, and the Company will generally be allowed a tax deduction (subject to Code Section 162(m)). The participant’s tax basis in the shares of Company Common Stock will equal the amount taxed as ordinary income, and on subsequent sale the participant will recognize long-term or short-term capital gain or loss.

Stock Options. Under the 2023 Plan, the Company may grant “incentive stock options” within the meaning of Code Section 422, and non-qualified stock options, which are not “incentive stock options” within the meaning of Code Section 422.

Incentive Stock Options. Upon the grant or exercise of an incentive stock option, no income will be recognized by the participant and the Company will not be allowed a tax deduction. However, the excess of the fair market value of the shares of Company Common Stock as of the date of exercise over the exercise price may constitute an adjustment to taxable income for purposes of the alternative minimum tax. The shares of Company Common Stock that are acquired upon exercise by a participant of an incentive stock option will be taxed as long-term capital gain or loss and no deduction will be allowed to the Company when the participant sells such shares if the following requirements are met: (1) the participant remains an employee of the Company or its subsidiaries from the time the incentive stock option is granted until three months before the incentive stock option is exercised; (2) the participant held such shares for more than one year after the transfer of such shares upon exercise of the incentive stock option; and (3) the participant held such shares for more than two years from the date the incentive stock option was granted. If the participant sells the shares of Company Common Stock before the required period, the excess of the fair market value of the shares of Company Common Stock as of the date of exercise or, if less, the fair market value on the date of sale, over the exercise price will be taxable as ordinary income to the participant and the Company will be allowed a tax deduction (subject to Code Section 162(m)). In determining whether shares have been held for the required period, each share of Common Stock sold is treated separately.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in the recognition of taxable income by the participant or in a tax deduction to the Company. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock on the date of exercise over the exercise price, and the Company will be allowed a tax deduction (subject to Code Section 162(m)). Shares of Company Common Stock that are acquired upon exercise of a non-qualified stock option will be taxed to the participant as long-term or short-term capital gain or loss when the participant sells the shares.

Restricted Stock. Generally, a participant who is awarded restricted stock will not be taxed at the time the award is granted and the Company will not be allowed a tax deduction, unless the participant makes a timely election under Code Section 83(b) (“83(b) election”) in which case the participant will recognize ordinary income, and the Company will be allowed a tax deduction (subject to Code Section 162(m)), in an amount equal to the fair market value of the shares of Company Common Stock on the date of grant less any amount paid for such shares. Unless a timely 83(b) election is made, a participant will recognize ordinary income on the fair market value of the shares of Company Common Stock subject to the restricted stock award at the time of vesting and a tax deduction corresponding to the amount of income recognized will be allowable to the Company (subject to Code Section 162(m)). The participant’s tax basis in the shares of Company Common Stock will be equal to the amount taxed as ordinary income, and on subsequent sale the participant will recognize long term or short term capital gain or loss.

Performance Awards. A participant will not recognize income at the time performance-based awards are granted and the Company will not be allowed a tax deduction. Upon payment of the performance-based awards, the amount of cash and the fair market value of any shares of Company Common Stock received will be ordinary income to the participant, and

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the Company will be allowed a tax deduction (subject to Code Section 162(m)). Shares of Company Common Stock that are subsequently sold will be taxed to the participant as long-term or short-term capital gain or loss.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in the recognition of taxable income by a participant or in a tax deduction to the Company. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the difference between the exercise price of the stock appreciation right and the fair market value of the shares of Company Common Stock on the date of exercise, and the Company will be entitled to a tax deduction equal to the amount of such income (subject to Code Section 162(m)). Shares of Company Common Stock that are acquired upon exercise of a stock appreciation right will be taxed to the participant as long-term or short-term capital gain or loss when the participant sells the shares.

Other Tax Consequences. In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to various rules, including Code Section 162(m) which imposes a $1 million annual per person limit on deductible compensation paid to certain executives, and (ii) in the event that the exercisability or vesting of an award is accelerated in connection with a Change in Control, such award (or portion thereof), either alone or together with certain other payments, may constitute parachute payments under Code Section 280G, which may trigger excise taxes on the participant and the loss of a deduction by the Company.

The foregoing discussion is not a complete description of the U.S. federal income tax consequences associated with the 2023 Plan. Furthermore, the foregoing discussion does not address state, local employment or estate tax consequences.

The 2023 Plan is not qualified under Code Section 401(a).

New 2023 Plan Benefits

No benefits or amount have been granted, awarded or received under the 2023 Plan. Except for the annual grant of Stock Units with a fair market value of $160,000 to the non-employee Directors of the Company ($200,000 for grants to the Chairs of the Audit and Compensation Committees, respectively), all awards under the 2023 Plan are discretionary and no awards are determinable at this time. The number of Stock Units granted to the non-employee Directors under the 2023 Plan varies with the market price of a share of Company Common Stock and cannot be determined at the present time.

The Board recommends FOR Proposal No. 5

Approval of Proposal No. 5 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

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Approval of Company 2023 Long Term Incentive Plan

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(1))
	(1)	(2)	(3)

Equity compensation plans approved by security holders

2003 LTIP(a)	93,180	—	—

2013 LTIP(b)	1,416,416	—	2,959,880

Stock Purchase Plan(c)	—	—	3,272,880

Total equity compensation plans approved by security holders	1,509,596	—	6,232,760

Total equity compensation plans not approved by security holders	500 (d)	—	—

Total	1,510,096	—	6,232,760

(a)

The number of shares of Con Edison common stock that may be issued pursuant to outstanding awards under the Long Term Incentive Plan, approved by the company’s stockholders in 2003 (the “2003 LTIP”) includes 93,180 shares for stock unit awards made prior to 2013 that have already vested for which the receipt of shares was deferred. Amounts do not include shares that may be issued pursuant to any dividend reinvestment in the future on the deferred stock units. There is no dividend reinvestment on the other outstanding awards. Outstanding awards have no exercise price. No new awards may be made under the 2003 LTIP.

(b)

The number of shares of Con Edison Common Stock that may be issued pursuant to outstanding awards under the 2013 Plan include: (A) outstanding awards made in 2014 and subsequent years (912,098 shares for performance restricted stock units and 180,588 shares for time-based restricted stock units); (B) 323,730 shares covered by outstanding directors’ deferred stock unit awards (which vested upon grant). Amounts do not include shares that may be issued pursuant to any future dividend reinvestment on the deferred stock units. There is no dividend reinvestment feature on the other outstanding awards. The outstanding awards have no exercise price. No new awards may be made under the 2013 LTIP after May 20, 2023.

(c)

Shares of Con Edison Common Stock may be issued under the Stock Purchase Plan until May 19, 2024 (which is 10 years after the date of the annual meeting at which Con Edison’s shareholders approved the plan).

(d)

This amount represents shares to be issued to an officer who had elected to defer receipt of these shares until separation from service or later. These shares are issuable pursuant to awards of restricted stock units made in 2000, which vested in 2004.

100	Consolidated Edison, Inc. Proxy Statement

Certain Information as to Insurance and Indemnification

CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

No stockholder action is required with respect to the following information that is included to fulfill the requirements of Section 726 of the Business Corporation Law of the State of New York.

Effective December 2, 2022, the Company purchased directors and officers liability insurance (“D&O Liability Insurance”) for a one-year term providing for reimbursement, with certain exclusions and deductions, to: (i) the Company and its subsidiaries for payments they make to indemnify Directors, Trustees, officers, and assistant officers of the Company and its subsidiaries, (ii) Directors, Trustees, officers, and assistant officers for losses, costs, and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company or its subsidiaries, and (iii) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurers are: ACE American Insurance Company, Allianz Global Risks US Insurance Company, Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Beazley Insurance Company, Inc., Continental Casualty Company, Endurance American Insurance Company, Endurance Assurance Corporation, Everest National Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company, AXA XL Bermuda Ltd., XL Specialty Insurance Company, and Zurich-American Insurance Company. The total cost of the D&O Liability Insurance for one year from December 2, 2022 amounts to $3,865,696. The Company also purchased from Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Energy Insurance Mutual, Great American Insurance Company, RLI Insurance Company, Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company, and Zurich American Insurance Company, additional insurance coverage for one year effective January 1, 2023, insuring the Directors, Trustees, officers, assistant officers, and employees of the Company and its subsidiaries and certain other parties against certain liabilities which could arise in connection with fiduciary obligations mandated by ERISA and from the administration of the employee benefit plans of the Company and its subsidiaries (“Fiduciary Liability Insurance”). The cost of such coverage was $898,429. Premiums for both D&O Liability Insurance and Fiduciary Liability Insurance do not include the applicable taxes.

Consolidated Edison, Inc. Proxy Statement	101

Questions and Answers About the 2023 Annual Meeting and Voting

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND VOTING

Proxy Materials

What Are The Proxy Materials?

The Proxy Materials include the following:

◾	The Proxy Statement.

◾

The Annual Report to Stockholders of the Company, which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2022, and other information relating to the Company’s financial condition and results of operations.

If you received the Proxy Materials by mail, they also include a proxy card or a voter instruction form for use at the 2023 Annual Meeting.

Why Am I Receiving the Proxy Materials?

The Proxy Materials are provided to stockholders of the Company on or about April 3, 2023 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As a stockholder, you are invited to the Annual Meeting and to vote on the items of business described in this Proxy Statement. The Proxy Materials include information that we are required to provide to you under the rules of the SEC. We are providing the Proxy Materials to our stockholders by mail, e-mail, or in accordance with the SEC’s “Notice and Access” rule.

Why Did I Receive the Proxy Materials In The Mail?

We are providing paper copies of the Proxy Materials to stockholders who have previously requested to receive paper copies. You may also access the Proxy Materials and vote online at the Internet address provided on the proxy card or the voter instruction form. If you do not want to receive paper copies of proxy materials on an ongoing basis, please sign up for electronic delivery by following the instructions on your proxy card or voter instruction form.

Why Did I Receive E-Mail Delivery of The Proxy Materials?

We are providing e-mail delivery of the Proxy Materials to those stockholders who have previously elected electronic delivery. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Why Did I Receive a Notice of Internet Availability of Proxy Materials?

To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Materials. All stockholders receiving the Notice of Internet Availability may access the Proxy Materials over the Internet and request a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet, to vote online, and to request a paper copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form by mail or electronically on an ongoing basis.

Can I Request A Paper Copy Of The Proxy Statement And Annual Report?

The Company’s Proxy Statement and Annual Report are available on our website at www.conedison.com/en/investors/shareholder-services. A copy of these materials is also available without charge upon written request to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003.

102	Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2023 Annual Meeting and Voting

I Share An Address With Another Stockholder, And We Received Only One Copy Of The Proxy Materials. How May I Obtain An Additional Copy?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, registered holders of Company Common Stock who have the same address and last name and who receive either a Notice of Internet Availability or a paper copy of the Proxy Materials in the mail will receive only one copy of the Proxy Materials, or a single envelope containing the Notice of Internet Availability, for all stockholders at that address. This consolidated method of delivery will continue unless we are notified from a stockholder at that address that individual copies are preferred. Householding allows us to realize significant cost savings and reduces the amount of duplicate information stockholders receive.

If you are a registered holder of Company Common Stock and wish to discontinue householding, please notify Computershare, the Company’s Transfer Agent and Registrar, by calling 1-800-522-5522.

If you are a beneficial holder of Company Common Stock who holds Company Common Stock through an intermediary, such as a broker, bank, or other financial institution, and wish to discontinue householding, please submit a request to Broadridge Householding Department by telephone at 1-866-540-7095 or by mail at 51 Mercedes Way, Edgewood, NY 11717.

Who Pays The Cost Of Soliciting Proxies For The Annual Meeting?

The Company will pay the expenses associated with the solicitation of proxies. The solicitation of proxies is being made by mail, telephone, the Internet, electronic transmission, or overnight delivery. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees, or fiduciaries for forwarding Proxy Materials and other documents to beneficial owners of stock held in their names. Morrow Sodali LLC (“Morrow”), 333 Ludlow Street, Stamford, CT 06902, has been retained to assist in the solicitation of proxies. The estimated cost of Morrow’s services is $23,000 plus distribution costs and other costs and expenses.

Voting and Related Matters

What Is The Record Date?

The Board of Directors has established March 20, 2023 as the record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting.

How Many Votes Do I Have?

You are entitled to one vote on each proposal presented at the Annual Meeting for each outstanding share of Company Common Stock you owned on the record date.

How Many Votes Can Be Cast By All Stockholders Entitled To Vote At The Annual Meeting?

One vote on each proposal presented at the Annual Meeting for each of the 346,437,853 shares of Company Common Stock that were outstanding on the record date.

How Many Votes Must Be Present to Hold The Annual Meeting?

To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the shares of Company Common Stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either by means of remote communication or by proxy. We strongly recommend that you vote in advance of the Annual Meeting so that we will know as soon as possible that enough votes will be present to hold the meeting. Abstentions and broker non-votes are counted in the determination of the quorum.

Consolidated Edison, Inc. Proxy Statement	103

Questions and Answers About the 2023 Annual Meeting and Voting

How Do I Vote?

Stockholders have a choice of voting over the Internet, by telephone, by mail, or at the Annual Meeting.

◾

If you received a printed copy of the Proxy Materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote.

◾	If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote.

◾	If you received an e-mail notification, please click on the link provided in the e-mail notification and follow the instructions on how to vote.

◾

If you are a beneficial holder of Company Common Stock who holds Company Common Stock through an intermediary, such as a broker, bank, or other financial institution, you may vote at the Annual Meeting. Your 16-digit control number will grant you access to the virtual Annual Meeting website (www.virtualshareholdermeeting.com/ED2023). Online check in will be available approximately 15 minutes before the meeting starts. In order to vote your shares at the Annual Meeting, you must click on the link www.proxyvote.com and input the 16-digit control number you received in your proxy materials.

◾

If you are a registered holder of Company Common Stock or participate in the Company’s Stock Purchase Plan, you must request a 16-digit virtual meeting access (“VMA”) control number in advance to access the virtual Annual Meeting website (www.virtualshareholdermeeting.com/ED2023) and ask questions at the Annual Meeting. Online check-in will be available approximately 15 minutes before the meeting starts. To initiate a VMA control number request, please e-mail Computershare at legalproxy@computershare.com, using the subject line “VMA Request.” Include your full name exactly as it appears on your account and include a copy of your proxy card or notice of annual meeting. Alternatively, if you received your voting instructions via e-mail, you may forward or attach that e-mail. Computershare will send you an e-mail response within seven days of your request. The e-mail response will include your VMA control number and instructions to attend the virtual Annual Meeting. Please verify that you have received a response in advance of the virtual Annual Meeting. Advanced registration requests for VMA control numbers must be received no later than 5:00 p.m., EDT, on Monday, May 8, 2023 to allow adequate time for processing. Please note that, although the VMA control number will enable you to access the virtual Annual Meeting website and ask questions during the Annual Meeting, it cannot be used to vote. Registered holders of Company Common Stock may vote their shares prior to and during the Annual Meeting at www.investorvote.com/ED using the 15-digit control number displayed on your proxy card, Notice of Internet Availability, or meeting materials e-mail for the Annual Meeting. Follow the instructions at www.investorvote.com/ED to vote. Holders of Company Common Stock through the Company’s Stock Purchase Plan may not vote at the Annual Meeting as the voting cut-off time for the Company’s Stock Purchase Plan at www.investorvote.com/EDESP is 1:00 a.m., EDT, on May 11, 2023.

(See “Questions and Answers About the 2023 Annual Meeting and Voting—Annual Meeting Information” beginning on page 105 for additional information.)

To help us reduce the environmental impact of our meeting, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your proxy card, voter instruction form, Notice of Internet Availability, or e-mail notification, as applicable.

If My Shares Are Held By An Intermediary, Can My Shares Be Voted Without Instruction?

The SEC has approved a New York Stock Exchange rule that affects the manner in which your broker, bank, or other financial Institution may vote your shares. Your broker, bank, or other financial Institution may not vote on your behalf for the election of directors or compensation-related matters unless you provide specific voting instructions to them. For your vote to be counted, you need to communicate your voting decisions to your broker, bank, or other financial Institution, in the manner prescribed by them, before the date of the Annual Meeting.

If you have any questions about this rule or the proxy voting process in general, please contact the broker, bank, or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

104	Consolidated Edison, Inc. Proxy Statement

Questions and Answers About the 2023 Annual Meeting and Voting

If I Am A Registered Holder Of Company Common Stock, What If I Don’t Vote For One Or More Of The Matters Listed On My Proxy Card?

All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in the manner specified by the persons giving those proxies. If you return a signed proxy without indicating voting instructions your shares will be voted as follows:

◾	for the election of the eleven Director nominees;

◾	for the ratification of the appointment of independent accountants;

◾	for the advisory vote to approve named executive officer compensation;

◾	for the advisory vote to hold on an annual basis the advisory vote to approve named executive officer compensation; and

◾	for the vote to approve the Company’s 2023 Long Term Incentive Plan.

Can I Revoke My Proxy Or Change My Vote?

Yes, depending on how your shares of Company Common Stock are held, you may revoke your proxy or change your vote by sending in a new, properly executed proxy card or voter instruction form with a later date, or by casting a new vote by Internet or telephone, or by sending a properly executed written notice of revocation to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. Check the instructions on your proxy card, voter instruction form, Notice of Internet Availability, or e-mail notification for information regarding your specific revocation options.

◾

If you are a beneficial holder of Company Common Stock who holds Company Common Stock through an intermediary, such as a broker, bank or other financial institution, you may also revoke or change your vote by attending the Annual Meeting, clicking on the link www.proxyvote.com and inputting your 16-digit control number.

◾

If you are a registered holder of Company Common Stock, you may also revoke or change your vote during the Annual Meeting at www.investorvote.com/ED using the 15-digit control number displayed on your proxy card, Notice of Internet Availability, or meeting materials e-mail for the Annual Meeting.

◾

If you are a holder of Company Common Stock through the Company’s Stock Purchase Plan, you may not vote, revoke or change your vote at the Annual Meeting as the voting cut-off time for the Company’s Stock Purchase Plan at www.investorvote.com/EDESP is 1:00 a.m., EDT, on May 11, 2023. Attendance at the Annual Meeting without voting will not by itself revoke a proxy.

Who Tabulates The Votes?

Votes will be tabulated by Computershare Trust Company, N.A., as inspector of election for the Annual Meeting.

Annual Meeting Information

What Is The Virtual Location, Date, And Time Of The Annual Meeting?

The Annual Meeting will be held on Monday, May 15, 2023, at 10:00 a.m., Eastern Daylight Time.

Due to the impact of COVID-19, we held the 2020, 2021 and 2022 Annual Meetings by means of remote communications only (i.e., a virtual-only annual meeting). Based on stockholders’ and our experiences at those meetings, we believe our virtual meeting format offers stockholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communication only at www.virtualshareholdermeeting.com/ED2023. Online check-in will be available approximately 15 minutes before the Annual Meeting starts. If you encounter any difficulties accessing the virtual annual meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the log-in page.

Consolidated Edison, Inc. Proxy Statement	105

Questions and Answers About the 2023 Annual Meeting and Voting

Who Can Attend The Annual Meeting?

Attendance at the Annual Meeting will be limited to holders of Company Common Stock on March 20, 2023, the record date, the authorized representative (one only) of an absent stockholder, and invited guests of management.

How Do I Attend The Annual Meeting Virtually, Vote And Submit Questions Or Make Comments?

The 2023 Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/ED2023.

If you are a beneficial holder of Company Common Stock who holds Company Common Stock through an intermediary, such as a broker, bank, or other financial institution, you may attend the Annual Meeting virtually by using your 16-digit control number to gain access to the virtual Annual Meeting website. You may submit a question or comment to the Company through the virtual Annual Meeting website. In order to vote your shares at the Annual Meeting, you must click on the link www.proxyvote.com and input the 16-digit control number you received in your proxy materials.

If you are a registered holder of Company Common Stock or a participant in the Company’s Stock Purchase Plan, you may attend the Annual Meeting virtually with a VMA control number. To initiate a VMA control number request, please e-mail Computershare at legalproxy@computershare.com, using the subject line “VMA Request.” Include your full name exactly as it appears on your account and include a copy of your proxy card or notice of annual meeting. Alternatively, if you received your voting instructions via e-mail, you may forward or attach that e-mail. Computershare will send you an e-mail response within seven days of your request. The e-mail response will include your VMA control number and instructions to attend the virtual Annual Meeting. Please verify that you have received a response in advance of the virtual Annual Meeting. Advanced registration requests for VMA control numbers must be received no later than 5:00 p.m., EDT, on Monday, May 8, 2023 to allow adequate time for processing. Please note that, although the VMA control number will enable you to access the virtual Annual Meeting website and ask questions during the Annual Meeting, it cannot be used to vote. Registered holders of Company Common Stock may vote their shares prior to and during the Annual Meeting at www.investorvote.com/ED using the 15-digit control number displayed on your proxy card, Notice of Internet Availability, or meeting materials e-mail for the Annual Meeting. Follow the instructions at www.investorvote.com/ED to vote. Holders of Company Common Stock through the Company’s Stock Purchase Plan may not vote at the Annual Meeting as the voting cut-off time for the Company’s Stock Purchase Plan at www.investorvote.com/EDESP is 1:00 a.m., EDT, on May 11, 2023.

Online check-in for the virtual Annual Meeting website will be available approximately 15 minutes before the Annual Meeting starts. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the log-in page.

All stockholders may submit a question or comment to the Company through the virtual Annual Meeting website. Questions or comments pertinent to meeting matters will be addressed during the Annual Meeting, subject to time constraints. Questions or comments that relate to proposals that are not properly before the Annual Meeting, relate to matters that are not proper subject for action by stockholders, are irrelevant to the Company’s business, relate to material non-public information of the Company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question or comment made by another stockholder, or are not otherwise suitable for the conduct of the Annual Meeting as determined in the sole discretion of the Company, will not be answered. Additional rules of conduct and procedures may apply during the Annual Meeting and will be available for you to review in advance of the meeting at www.virtualshareholdermeeting.com/ED2023. Any questions pertinent to meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at www.conedison.com/en/investors/shareholder-services. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

What If I Have Trouble Accessing The Annual Meeting Virtually?

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the virtual Annual Meeting website 15 minutes prior to the start of the Annual Meeting to check-in online. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the log-in page.

106	Consolidated Edison, Inc. Proxy Statement

Stockholder Proposals for the 2024 Annual Meeting and Other Matters

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Proposals for Inclusion in 2024 Proxy Statement

In order to be included in the Proxy Statement and form of proxy relating to the Company’s 2024 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive office at 4 Irving Place, New York, New York 10003, Attention: Vice President and Corporate Secretary, by the close of business on December 4, 2023.

Director Nominations for Inclusion in 2024 Proxy Statement (Proxy Access)

Pursuant to the Company’s By-laws, a stockholder (or a group of up to 20 stockholders) who has owned at least 3% of the Company’s shares for at least three years and has complied with the other requirements set forth in the By-laws may request that the Company include director nominees (up to the greater of two nominees or 20% of the Board) for election in the Company’s 2024 Proxy Statement and form of proxy relating to the Company’s 2024 annual meeting of stockholders. The nominations must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than November 4, 2023 and no later than December 4, 2023.

Other Proposals or Nominations to Come Before the 2024 Annual Meeting

Under the Company’s By-laws, written notice of any proposal to be presented by any stockholder or any other person to be nominated by any stockholder for election as a Director must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than January 15, 2024 and no later than February 14, 2024.

OTHER MATTERS TO COME BEFORE THE MEETING

Management intends to bring before the meeting only the election of Directors (Proposal No. 1) and Proposal Nos. 2, 3, 4 and 5 and knows of no matters to come before the meeting other than the matters set forth herein. If other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

By Order of the Board of Directors,

Sylvia V. Dooley
Vice President and Corporate Secretary
Dated: April 3, 2023

Consolidated Edison, Inc. Proxy Statement	107

Appendix A

APPENDIX A

Operating Objectives

For 2022, the operating objectives for Con Edison of New York are shown in the following table:

Con Edison of New York Operating Objectives(1)	Unit of Measure	Target	Actual

Employee and Public Safety

▪ Significant High-Hazard Injuries	#	0	1

▪ Electric Distribution System wide Safety Improvements “Remove Before Failure”	#	≥ 934	1,542

▪ Motor Vehicle Collisions	#	≤ 283	273

▪ Operating Errors	#	≤ 49	35

▪ Gas Made Safe Time	%	≥ 89.5	98.5%

Environment and Sustainability

▪ Underground Transmission Feeder Split Management	%	≥ 90% Clamp time and ≥ 90% Environmental manhole cleaning and subservice mediation	92% 100%

▪ Late Spill Notifications	#	≤ 2	0

▪ SF6 Gas Emissions	Pounds	≤ 7,000	5,843

▪ Electric Energy Efficiency (LMMBTU Reduction)	#	≥ 13,400,000	18,006,846

Operational Excellence

▪ Steam System Reliability Measures	#	2	2

▪ Reliability Performance Measures	%	≥ 98.5	99.0%

▪ Electric Reliability Performance—Network Metrics	#	2	2

▪ Electric Reliability Performance—Non-Network Metrics	#	2	2

▪ Workable Gas Leak Inventory	#	≤ 20	10

▪ Cyber Security	#	0	0

▪ Physical Security	#	0	0

Customer Experience

▪ Customer Project Completion Dates	%	≥ 90	95.5

▪ First Call Resolution	%	≥ 82.5	83.0

▪ Estimated Time for Restoration	%	≥ 70	78.1

▪ Customer Appointments	%	≥ 95	99.5

Footnote:

(1)	Operating objectives were weighted equally.

108	Consolidated Edison, Inc. Proxy Statement

Appendix A

For 2022, the operating objectives for Orange & Rockland are shown in the following table:

Orange & Rockland Operating Objectives(1)	Unit of Measure	Target	Actual

Employee and Public Safety

▪ Significant High-Hazard Injuries	#	0	1

▪ Motor Vehicle Collisions	#	≤ 34	17

▪ Operating Errors	#	≤ 10	3

▪ Damage Prevention	Rate	≤ 2.00	1.66

▪ Gas Made Safe Time	%	≥ 85	90

Environment and Sustainability

▪ Electric Energy Efficiency (MWH Reduction)	#	≥ 77,000	77,678

▪ Gas Energy Efficiency (Dth Reduction)	#	≥ 54,000	64,749

▪ Electric Vehicle Make Ready Program Complete notification to participants Provide estimated incentive amount	% %	≥ 95 ≥ 90	100 100

▪ Written Notice of Violations	#	0	0

▪ Solar Connections— Complete Initial Application Screening Complete Coordinated Review	% %	≥ 92 ≥ 80	100 87.5

Operational Excellence

▪ Outage Frequency—SAIFI (frequency of outages per average customer)	#	≤ 1.20	.910

▪ Outage Duration—CAIDI (restoration time in minutes per average customer)	#	≤ 115.5	106.3

▪ Cyber Security	#	0	0

▪ Physical Security	#	0	0

▪ Gas Leak Inventory (monthly average backlog)	#	≤ 40	17

Customer Experience

▪ Customer Service Appointments Kept	%	≥ 95	95

▪ New Business Electric Services Energized	#	2	2

▪ First Call Resolution	%	≥ 85	95.4

▪ Customer Service Performance Incentive Mechanism	#	3	3

▪ Storm Scorecard	#	≥ 90	100

Footnote:

(1)	Operating objectives were weighted equally.

Consolidated Edison, Inc. Proxy Statement	109

Appendix A

For 2022, the operating objectives for the Clean Energy Businesses and Con Edison Transmission are shown in the following tables:

Clean Energy Businesses Operating Objectives(1)	Unit of Measure	Target	Actual

Employee and Public Safety

▪ Significant High Hazard Injury	#	0	0

Environment and Sustainability

▪ Renewable Portfolio Production	%	100	102

Operational Excellence

▪ Annual Availability for Financed Projects	%	99.2	99.7

▪ Retail Energy Services EBITDA	%	100	130

▪ Significant Risk Limit Violations, Material Financial Weaknesses or Significant Deficiencies, and Ethical Violation	#	0	0

▪ Project Construction and Delivery	%	100	100

▪ Design Build Transfer	%	100	131

▪ Megawatt hours installed for battery storage line of business	%	100	162

▪ Meet Contractual Requirements of PPA (TWh)%		100	123

▪ Cybersecurity Performance	#	0	0

Footnote:

(1)	Operating objectives were weighted equally.

Con Edison Transmission Operating Objectives(1)	Unit of Measure	Target	Actual

Employee and Public Safety

▪ Safety and Reliability	Completion	Y	Y

▪ Risk Management	Completion	Y	Y

Environment and Sustainability

▪ Project Award Transmissions for Renewables	Completion	Y	N

Operational Excellence

▪ Project Execution Milestones NYES	Completion	Y	Y

▪ Project Execution Milestones MVP	Completion	Y	N

▪ Project Development Milestones	Completion	Y	Y

▪ Marketing Strategy	Completion	Y	Y

Footnote:

(1)	Operating objectives were weighted equally.

110	Consolidated Edison, Inc. Proxy Statement

Appendix B

APPENDIX B

Reconciliation of Adjusted EBITDA for the Clean Energy Businesses (Non-GAAP) for the year ended December 31, 2022

This Proxy Statement contains a financial measure for the Clean Energy Businesses, adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), that is not determined in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Adjusted EBITDA for the Clean Energy Businesses refers to the Clean Energy Businesses’ net income for common stock, excluding the effects of hypothetical liquidation at book value (“HLBV”) and mark-to-market accounting, before interest, taxes, depreciation and amortization plus the pre-tax equivalent of production tax credits. Management used the Clean Energy Businesses’ adjusted EBITDA for, among other things, determining performance-based compensation for certain employees. Non-GAAP financial measures should not be considered as an alternative to the Company’s reported results prepared in accordance with GAAP.

	Con Edison of New York	Orange & Rockland	Clean Energy Businesses	Con Edison Transmission[1]	Other[2]	Company Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)	($ in millions)	($ in millions)
Net income/(loss) for common stock	1,390	88	382	(1)	(199)	1,660

For the Clean Energy Businesses, the reconciliation of net income for common stock to Adjusted EBITDA (Non-GAAP) for the year ended December 31, 2022 is as follows:

Clean Energy Businesses
($ in millions)
Net income for common stock	382
Mark-to-market pre-tax loss/(gain)	(181)
HLBV pre-tax loss/(gain)	(61)
Renewable electric project pre-tax loss/(gain)	132
Interest expense/(income), excluding mark-to-market effects of interest rate swaps	84
Income tax (benefit)/expense	42
Pre-tax equivalent of production tax credits (25%)	(2)
Depreciation and amortization	179
Adjusted EBITDA (non-GAAP)	575

Footnotes:

[1]	Net income for common stock for CET of $(1) million includes pre-tax investment income of $19.1 million from New York Times Transco LLC.
[2]	Includes parent company and consolidated adjustments.

Consolidated Edison, Inc. Proxy Statement	111

Appendix C

APPENDIX C

CONSOLIDATED EDISON, INC. 2023 LONG TERM INCENTIVE PLAN

ARTICLE 1. INTRODUCTION

Section 1.1    Purpose. This Consolidated Edison, Inc. 2023 Long Term Incentive Plan, effective as of May 15, 2023 (as may be amended from time to time), is intended to (i) advance the interests of CEI and its stockholders by providing long term incentives to those persons with significant responsibility for creating value for stockholders; (ii) strengthen the Company’s ability to attract, motivate and retain qualified persons of superior talent, ability and achievement to serve as Directors, Officers, and in other management positions critical to the long term success of the Company and (iii) further the ownership interests of key personnel in CEI common shares, thereby aligning their long term interests more closely with those of CEI’s stockholders.

Section 1.2    Effective Date. This Plan is effective as of the Stockholders’ Approval Date. Upon the Stockholders’ Approval Date, no new awards will be made under the terms of the Prior Plan.

ARTICLE 2. DEFINITIONS

Section 2.1    “Affiliate” means (i) any “subsidiary corporation” as defined in Section 424(f) of the Code; (ii) any entity, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by CEI or any Affiliate; and (iii) any other entity in which CEI or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code. An entity shall be deemed an Affiliate of CEI only for such periods as the requisite ownership relationship is maintained unless otherwise determined by the Committee.

Section 2.2    “Annual Meeting” means the annual meeting of the stockholders of CEI.

Section 2.3    “Applicable Laws” means the legal requirements relating to this Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any relevant jurisdiction and (b) the rules of the NYSE or another established securities market or exchange on which the Shares are listed.

Section 2.4    “Award” means individually or collectively, Dividend Equivalents, Performance-Based Restricted Stock, Performance Units, Restricted Stock, Stock Appreciation Rights, Stock Options, Stock Units, or Other Equity-Based Awards granted under the terms of this Plan as evidenced by an Award Document.

Section 2.5    “Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, including a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

Section 2.6    “Board” means the Board of Directors of CEI as constituted from time to time.

Section 2.7    “Business Criteria” has the meaning set forth in Section 11.1(b)(i).

Section 2.8    “Cause” means:

(a)    commission of, conviction of, or the entering of a plea of nolo contendere to, a felony, or a misdemeanor involving moral turpitude, if such felony or misdemeanor is work-related, materially impairs the Participant’s ability to reasonably perform services for the Company, or results or could reasonably be expected to result in harm to the property, reputation or business of the Company;

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(b)    conduct that results or could reasonably be expected to result in material harm to the property, reputation or business of the Company, including a material violation or material failure to comply with the Company’s written policies or standards of conduct (to the extent applicable to the Participant), including those relating to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct;

(c)    breach of any fiduciary duty owed to the Company;

(d)    material violation of applicable federal, state or local law or regulation governing the business of the Company;

(e)    solely with respect to Employee Participants and Officer Participants material breach of any written agreement between the Participant and the Company

(f)    solely with respect to Employee Participants and Officer Participants engaging in any action or omission that could reasonably be expected to give rise to a Cause termination.

The determination that a termination is for Cause shall be made in accordance with any procedures or processes established by the Company in its sole discretion from time to time. The Company expressly acknowledges that Cause will not exist merely because of a failure of the Company to meet budgeted results.

Section 2.9    “CEI” means Consolidated Edison, Inc., its successors or assigns.

Section 2.10    “Change in Control” means the date of the occurrence of any of the following events:

(a)    any Person or Group acquires stock of CEI that, together with stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of CEI. However, if any Person or Group is considered to own more than 50% of the total fair market value or total voting power of the stock of CEI, the acquisition of additional stock by the same Person or Group is not considered to cause a Change in Control of CEI. An increase in the percentage of stock owned by any Person or Group as a result of a transaction in which CEI acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection. This subsection applies only when there is a transfer of stock of CEI (or issuance of stock of CEI) and stock in CEI remains outstanding after the transaction;

(b)    any Person or Group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Group) ownership of stock of CEI possessing 30% or more of the total voting power of the stock of CEI;

(c)    a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(d)    any Person or Group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Group) assets from CEI that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of CEI immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of CEI, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. However, no Change in Control shall be deemed to occur under this subsection (d) as a result of a transfer to:

(i)	A stockholder of CEI (immediately before the asset transfer) in exchange for or with respect to its stock;

(ii)	An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by CEI;

(iii)	A Person or Group that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of CEI; or

(iv)	An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (iii) above.

For these purposes, the term “Person” shall mean an individual, corporation, association, joint stock company, business trust or other similar organization, partnership, limited liability company, joint venture, trust, unincorporated organization or government or agency, instrumentality or political subdivision thereof (but shall not include CEI, any underwriter temporarily holding securities pursuant to an offering of such securities, any trustee or other fiduciary holding securities under an

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employee benefit plan of CEI, or any company owned, directly or indirectly, by the stockholders of CEI in substantially the same proportions as their ownership of voting stock of CEI). The term “Group” shall have the meaning set forth in Rule 13d-5 of the Exchange Act. If any one Person, or Persons acting as a Group, is considered to effectively control CEI as described in subsections (b) or (d) above, the acquisition of additional control by the same Person or Persons is not considered to cause a Change in Control.

Section 2.11    “CIC Separation from Service” means a Separation from Service without Cause or due to a resignation for Good Reason that occurs at any time during the time period commencing on the occurrence of a Change in Control and ending on the second anniversary following the occurrence of a Change in Control.

Section 2.12    “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in this Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any applicable rulings or regulations promulgated thereunder.

Section 2.13    “Committee” means either the Management Development and Compensation Committee of the Board with respect to Eligible Employees and Officers or the Corporate Governance and Nominating Committee of the Board with respect to Directors, as may be appropriate.

Section 2.14    “Common Stock” means CEI’s common shares, $.10 par value per share.

Section 2.15    “Company” means CEI and/or its Affiliates.

Section 2.16    “Corporate Governance and Nominating Committee” means the Corporate Governance and Nominating Committee of the Board or any successor thereto, or such other committee as may be appointed by the Board to administer, or grant Awards under the terms of this Plan with respect to Directors.

Section 2.17    “Date of Grant” means the date on which the Committee authorizes the granting of an Award or such later date as may be specified by the Committee in such authorization.

Section 2.18    “Deferral and Distribution Election Form” means an electronic or written election to defer payment or settlement of any Award under the terms of this Plan and any Applicable Laws.

Section 2.19    “Director” means a member of the Board or of the board of directors or analogous governing body of an Affiliate, who is not also an Officer or employee of the Company.

Section 2.20    “Director Participant” means a person who is a Director and is a Participant in this Plan.

Section 2.21    “Director’s Compensation” means all or part of any board and committee retainer, and board and committee meeting fees payable to a Director in his or her capacity as a Director. Director’s Compensation shall not include any expenses paid directly to the Director through reimbursement.

Section 2.22    “Disability” means (i) the inability of an Officer Participant or an Employee Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) an Officer Participant’s or an Employee Participant’s receipt of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

Section 2.23    “Dividend Equivalent” means an Award granted under Section 7.4 or Article 13.

Section 2.24    “Dividend Payment Date” means any date on which CEI pays any dividend on outstanding Shares.

Section 2.25    “Effective Date” means the Stockholders’ Approval Date.

Section 2.26    “Eligible Employee” means an employee of the Company who is not an Officer and is designated an Eligible Person by the Committee.

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Section 2.27    “Eligible Person” means any person who satisfies the requirements of Article 5.

Section 2.28    “Employee Participant” means an Eligible Employee who is a Participant in this Plan.

Section 2.29    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

Section 2.30    “Exercise Period” means the period or periods during which a Stock Appreciation Right is exercisable as described in Article 12.

Section 2.31    “Fair Market Value” means, the fair market value of a Share for purposes of this Plan, which shall be determined as follows:

(a)    With respect to any Date of Grant, if the Shares are listed on the NYSE, the closing price of a Share on such Date of Grant as reported by the NYSE or if no trading of Shares occurred on such trading day, the closing price of a Share as reported by the NYSE for the last preceding day on which sales of Shares have been reported shall be used.

(b)    For purposes of determining Fair Market Value for any purpose under this Plan other than with respect to any Date of Grant, if the Shares are listed on the NYSE, the closing price of a Share as reported by NYSE for the trading day immediately prior to the applicable transaction date under the terms of this Plan or if no trading of Shares occurred on such trading day, the closing price of a Share as reported by the NYSE for the last preceding day on which sales of Shares have been reported shall be used.

(c)    In the event the Shares are not listed on the NYSE, or are not publicly traded on another established securities market, Fair Market Value shall be determined by the Committee by application of a reasonable valuation method in a manner consistent with Section 409A and such other Applicable Laws.

Section 2.32    “Good Reason” shall mean the occurrence of one or more of the following events without a Participant’s consent:

(a)    any material decrease in a Participant’s Base Compensation (as defined below);

(b)    any material breach by the Company of any of the material provisions of this Plan, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith;

(c)    the Company’s requiring a Participant to be based at any office or location more than 50 miles from the location at which the Participant is employed immediately prior to the Change in Control; or

(d)    the assignment to a Participant of any duties materially inconsistent in any respect with the Participant’s position (including offices, titles and reporting requirements), authority, duties or responsibilities of the Participant as in effect immediately prior to the Change in Control, or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities, excluding, for this purpose, an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant.

A Participant must give notice to the Company of the existence of any event described in clauses (a) through (d) above, within 90 days of the initial existence of the event, and upon such notice the Company shall have a period of 30 days to remedy the condition.

For purposes of this Section 2.32, “Base Compensation” for any Participant shall mean a Participant’s annualized base rate of salary received by the Participant in all capacities with the Company (before any and all salary reduction authorized amounts under any of the Company’s benefit plans or programs) as in effect immediately prior to the date of a Change in Control as the same may be increased from time to time. Base Compensation shall not include the value of any target bonuses or other short or long term incentive compensation, including without limitation, any Awards granted to a Participant by the Company.

Section 2.33    “Incentive Stock Option” means an incentive stock option granted under the terms of this Plan to purchase Shares within the meaning of Code Section 422.

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Section 2.34    “Management Development and Compensation Committee” means the Management Development and Compensation Committee of the Board or any successor thereto or such other committee as may be appointed by the Board to administer, or grant Awards under the terms of, this Plan with respect to Officers and Eligible Employees. It is the intent of CEI that the Management Development and Compensation Committee shall consist of not less than the minimum number of persons from time to time required by Rule 16b-3 under the Exchange Act, each of whom meets the requirements of Rule 16b-3 of the Exchange Act; and the applicable rules of the NYSE, respectively; provided that the failure of any member of the Management Development and Compensation Committee to meet such qualifications will not invalidate any action, decision or determination of the Management Development and Compensation Committee.

Section 2.35    “Non-Qualified Stock Option” means an option granted under the terms of this Plan to purchase Shares and which is not intended to qualify as an Incentive Stock Option.

Section 2.36    “NYSE” means the New York Stock Exchange or any successor thereto.

Section 2.37    “Officer” means an employee of the Company who is designated an “officer” of that Company.

Section 2.38    “Officer Participant” means an Officer who is a Participant in this Plan.

Section 2.39    “Option” or “Stock Option” means individually or collectively a Non-Qualified Stock Option or an Incentive Stock Option granted under Article 9.

Section 2.40    “Option Period” or “Option Periods” means the period or periods during which an Option is exercisable as described in Article 9.

Section 2.41    “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, other than Dividend Equivalents, Performance-Based Restricted Stock, Performance Units, Restricted Stock, Stock Appreciation Rights, Stock Options, or Stock Units.

Section 2.42    “Participant” means an Eligible Person who has been granted an Award under the terms of this Plan.

Section 2.43    “Performance-Based Restricted Stock” means an Award granted pursuant to Article 11 subject to the achievement of Performance Targets over a Performance Period.

Section 2.44    “Performance Period” means the Year of a Company or any other period designated by the Committee over which Performance Targets are measured.

Section 2.45    “Performance Target(s)” means the specific objective goal or goals that are established by the Committee pursuant to Article 11 for the applicable Performance Period in respect of any one or more of the Business Criteria.

Section 2.46    “Performance Unit” means a unit of measurement equivalent to such amount or measure granted pursuant to Article 11, as defined by the Committee, which may include, but is not limited to, dollars, market value shares, or book value shares.

Section 2.47    “Plan” means this Consolidated Edison, Inc. 2023 Long Term Incentive Plan, as may be amended from time to time.

Section 2.48    “Plan Administrator” means, as set forth in Article 4, the Committee.

Section 2.49    “Prior Plan” means the Consolidated Edison, Inc. Long Term Incentive Plan, effective May 20, 2013 (as amended from time to time).

Section 2.50    “Repricing” means (i) amending the terms of an Option or Stock Appreciation Right after its Date of Grant to reduce its exercise price or grant price; (ii) canceling an Option or Stock Appreciation Right at a time when its exercise price or grant price is equal to or greater than the Fair Market Value of the underlying Share in exchange for another Option or Stock Appreciation Right; or (iii) any action that is treated as a repricing of an Option or Stock Appreciation Right under generally accepted accounting principles or any Applicable Laws.

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Section 2.51    “Restricted Stock” means Shares granted to a Participant that bear a restrictive legend, or otherwise are subject to restrictions, prohibiting sale, transfer, pledge or hypothecation of the Shares until the expiration of the Restriction Period.

Section 2.52    “Restriction Period” means the period during which Restricted Stock may not be sold, transferred, pledged or assigned.

Section 2.53    “Retirement” means, unless otherwise determined by the Committee, for (i) Officers, resignation on or after attaining age 55 and at least five years of Service and (ii) Eligible Employees, resignation on or after attaining age 55 and at least 10 years of Service.

Section 2.54    “Section 409A” means Code Section 409A and the applicable rulings and regulations promulgated thereunder.

Section 2.55    “Securities Act” means the Securities Act of 1933 as amended from time to time and the rules and regulations promulgated thereunder.

Section 2.56    “Separation from Service” means a “separation from service” from the Company as determined under the default provisions of Section 409A.

Section 2.57    “Service” means a Director’s service on the Board and an Officer’s or Eligible Employee’s period of “Accredited Service” as defined in the Consolidated Edison, Inc. Retirement Plan as may be amended from time to time.

Section 2.58    “Share” means a share of Common Stock.

Section 2.59    “Specified Employee” means an employee of the Company as determined under CEI’s established methodology for determining “specified employees” under Section 409A on the date on which a Participant incurs a Separation from Service.

Section 2.60    “Stock Appreciation Rights” mean rights to the settlement in cash, Shares or a combination thereof, of the excess of the Fair Market Value of Shares subject to such rights on the date of exercise over their Fair Market Value on the Date of Grant of an Award under Article 12.

Section 2.61    “Stockholders’ Approval Date” is the date of the 2023 Annual Meeting at which stockholders approve this Plan.

Section 2.62    “Stock Unit” means an unsecured obligation of CEI that is intended to represent the economic equivalent of one Share and is the unit in which a “Stock Unit Account” is denominated.

Section 2.63    “Stock Unit Account” means the bookkeeping account established by CEI pursuant to Article 7 or Article 8.

Section 2.64    “Substitute Award” means an Award granted in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, upon assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity.

Section 2.65    “Voluntary Deferral of Director’s Compensation” means the Stock Units resulting from deferrals of Director’s Compensation. The number of Stock Units resulting from a deferral of Director’s Compensation shall be determined by dividing (i) the amount of such deferred Director’s Compensation by (ii) the Fair Market Value of a Share on the date the Director’s Compensation would otherwise have been paid if it had not been deferred.

Section 2.66    “Year” means a fiscal year of a Company commencing on or after January 1, 2023 that constitutes all or part of an applicable Performance Period.

ARTICLE 3. STOCKHOLDER APPROVAL AND DURATION

Section 3.1    Stockholder Approval. This Plan will be submitted for approval by CEI’s stockholders at the 2023 Annual Meeting.

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Section 3.2    Period for Grants of Awards. Awards may be granted as provided herein for up to a period of 10 years after the earlier of Board approval of this Plan or the Stockholders’ Approval Date.

Section 3.3    Termination. This Plan will continue in effect until all matters relating to the payment of outstanding Awards and administration of this Plan have been settled.

ARTICLE 4. ADMINISTRATION

Section 4.1    Plan Administrator. The Management Development and Compensation Committee shall be the Plan Administrator for Officers and Eligible Employees, unless the Board designates itself or another committee to administer this Plan, any Award, or any Award Document with respect to Officers and Eligible Employees. The Corporate Governance and Nominating Committee shall be the Plan Administrator for Directors, unless the Board designates itself or another committee to administer this Plan, any Award, or any Award Document with respect to Directors.

Section 4.2    Duties of the Plan Administrator. Except as may be limited by Applicable Laws, CEI’s Certificate of Incorporation, CEI’s by-laws or this Plan, the Plan Administrator shall have full and final power and authority related to the administration of this Plan, any Award or any Award Document (except as specified otherwise herein). Without limiting the generality of the foregoing, the Plan Administrator shall have full power and authority, subject to the express provisions hereof, to: (i) take all actions and make all determinations desirable or necessary to interpret, construe or implement the terms and conditions of this Plan, any Award or any Award Document; (ii) make all rules, regulations and take such other actions and make such other determinations which the Plan Administrator deems to be necessary or advisable for the administration of this Plan, any Award or any Award Document; (iii) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards; and (iv) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Document in the manner and to the extent the Plan Administrator deems necessary or desirable to carry it into effect. In no event may the Plan Administrator effect a Repricing other than as provided in Section 26.13. In no event will the Plan Administrator effect the payment of dividends or Dividend Equivalents on any unvested Award. In the event that this Plan, any Award or any Award Document provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Plan Administrator if the Board has delegated the power and authority to do so.

Section 4.3    Decisions Binding. The Plan Administrator’s determinations under the terms of this Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and any Award Documents) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the terms of this Plan, whether or not such persons are similarly situated. Any determinations, approvals or actions that are performed or taken by the Board, the Plan Administrator or a Committee (or their respective delegates or assigns) in connection with this Plan shall be deemed to be performed in the sole discretion of such entity or person and shall be final, conclusive and binding on all parties, including CEI, its stockholders, Participants, their respective estates and beneficiaries and not subject to further appeal.

Section 4.4    Delegation. To the extent not prohibited by Applicable Laws, the Committee shall have the authority to delegate some or all of its authority with respect to this Plan, any Award and any Award Document as it may deem advisable to one or more of its members or to any Officers or Directors of the Company or any other person or committee designated by the Committee; provided that the Committee may not delegate its authority hereunder to grant Awards to (i) Officers or (ii) Eligible Employees who are delegated authority by the Committee pursuant to this Section 4.4; provided, however, that the Board must approve any Awards to Directors. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in this Plan shall be construed as obligating the Committee to delegate authority to any person, and the Committee may at any time rescind the authority delegated to any person and delegate authority to one or more other persons. At all times, any person delegated authority pursuant to this Section 4.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such person or persons in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in this Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each and all such persons.

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Section 4.5    Award Documents. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with this Plan. Notwithstanding the foregoing, and subject to the minimum vesting provisions of Section 6.8 and Section 409A and other Applicable Laws, the Committee may accelerate or modify the (i) vesting or payment of any Award, (ii) lapse of restrictions on any Award or (iii) date on which any Award is exercisable.

Section 4.6    No Liability. Subject to Applicable Laws, (i) no member of the Board, the Committee, or any person delegated authority pursuant to Section 4.4 shall be liable to any Participant or any other person for anything whatsoever in connection with the administration of this Plan any Award Document or any Award, except such person’s own willful misconduct; (ii) under no circumstances shall any member of the Board, the Committee or any person delegated authority pursuant to Section 4.4 be liable for any act or omission of any other member of the Board, the Committee or any other any person delegated authority pursuant to Section 4.4; and (iii) in the performance of their respective functions with respect to this Plan, the Board, the Committee and any person delegated authority pursuant to Section 4.4 shall be entitled to rely upon information and advice furnished by the Officers, the Company’s accountants, the Company’s counsel and any other party the Board, the Committee or any person delegated authority pursuant to Section 4.4 deems necessary for the administration of this Plan, any Award Document or any Award, and no member of the Board, the Committee or any person delegated authority pursuant to Section 4.4 shall be liable for any action taken or not taken in good faith reliance upon any such information or advice.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

Section 5.1    Officer or Eligible Employee. Each Officer or Eligible Employee may be designated by the Management Development and Compensation Committee as an Eligible Person, from time to time, with respect to one or more Awards subject to the limitations set forth in Sections 6.1 and 6.2. An Eligible Person who is an Officer or Eligible Employee becomes a Participant on the Date of Grant of an Award; provided, however, that such Eligible Person is actively employed on the Date of Grant. The Management Development and Compensation Committee may also grant Awards to individuals in connection with their hiring as an Officer or Eligible Employee, retention or otherwise, prior to the date the individual first performs services for the Company; provided, however, that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

Section 5.2    Director. Any Director of CEI shall be eligible to receive an Award under Article 7 of this Plan, subject to the limitations set forth in Sections 6.3. Any Director of an Affiliate may also be designated by the Corporate Governance and Nominating Committee to receive an Award under Article 7 of this Plan. An Eligible Person who is a Director becomes a Participant on the Date of Grant of an Award, provided he or she is providing Service on the Date of Grant as a member of the Board or analogous governing body of an Affiliate.

Section 5.3    General. In determining the Eligible Persons to whom Awards are to be granted and the number of Shares subject to each Award, the Committee shall take into consideration the Eligible Person’s present and potential contribution to the success of the Company and such other factors as the Committee may deem proper and relevant.

ARTICLE 6. SHARES SUBJECT TO PLAN

Section 6.1    Grant of Awards and Limitation of Number of Shares Awarded. The Committee may, from time to time, grant Awards to one or more Eligible Persons, provided that, subject to any adjustment pursuant to this Article 6, the aggregate number of Shares subject to Awards that may be delivered under the terms of this Plan may not exceed 10,000,000 Shares.

Section 6.2    Individual Limitations. Subject to any adjustment pursuant to this Article 6, the maximum number of Shares that may be subject to Awards, including without limitation, Incentive Stock Options, granted in any calendar year to an Officer or Eligible Employee is 750,000 Shares, plus any Shares that were available under this Section 6.2 for Awards to such Officer or Eligible Employee in any prior calendar year but which were not covered by Awards.

Section 6.3    Director Limit. Notwithstanding any provision to the contrary in the Plan, the maximum aggregate grant date fair value of Awards granted to a Director Participant during any calendar year, plus any cash-based compensation granted to a Director Participant in respect of any calendar year (whether paid in cash or Shares on a current or deferred basis), in

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each case, solely with respect to the individual’s service as a Director Participant, may not exceed $750,000 based on the aggregate Fair Market Value (determined as of the Date of Grant) of any equity or equity-based Award plus the aggregate value (determined as of the Date of Grant) of any cash-based compensation.

Section 6.4    Type of Shares. Shares delivered by CEI may include, in whole or in part, authorized and unissued Shares, reacquired Shares, treasury Shares, or Shares that CEI may cause to be purchased on the open market (including private purchases) to satisfy its obligations under the terms of this Plan in accordance with Applicable Laws.

Section 6.5    Dilution and Other Adjustments. In the event of any change in the number of outstanding Shares or Share price by reason of any stock split, reverse stock split, spinoff, split-off, partial or complete liquidation, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other similar change or corporate transaction or event that affects Shares, if the Committee shall determine that such change equitably requires an adjustment to the limitations on the number of Shares that may be delivered under the terms of this Plan as set forth in Sections 6.1, 6.2 and 6.3, in the number or kind of Shares that may be delivered under the terms of this Plan, or in the number or kind of shares which are subject to outstanding Awards and in the exercise price per Share relating thereto, such adjustment to prevent dilution or enlargement of Participants’ rights under the terms of this Plan shall be made by the Committee in a manner that is proportionate to the change to the Shares and is otherwise equitable, and shall be conclusive and binding for all purposes of this Plan. Additional Shares issued to a Participant as the result of any such change shall bear the same restriction as the Shares to which they relate. Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. The Awards hereunder shall not affect in any way the right or power of the Board or the stockholders of CEI to make or authorize any adjustment, recapitalization, reorganization or other change in CEI’s capital structure or its business, any merger or consolidation of CEI or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Shares, the dissolution or liquidation of CEI or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

Section 6.6    Adjustment to Maximum for Forfeited, Cancelled, Terminated or Expired Shares. Any Share covered by an Award (or portion of an Award) granted under the terms of this Plan that is forfeited, cancelled, terminated or expired without being exercised in whole or in part, or that under its terms may be settled solely through issuance of consideration other than Shares (including, without limitation, cash) shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the terms of this Plan and shall again be available for the grant of new Awards; provided, however, that this provision shall not be applicable with respect to the cancellation of (i) a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right. In addition, any Shares underlying Substitute Awards shall not be counted in determining the number of Shares that remain available for delivery under the terms of this Plan and shall again be available for the grant of new Awards.

For purposes of determining the number of Shares that remain available for issuance under this Plan, (i) the number of Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) the number of Shares covered by an Award that may, under its terms, be settled in Shares, to the extent exercised or settled (as applicable), shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the terms of this Plan and will not be available for the grant of new Awards.

Section 6.7    Deferral of Award. The Plan Administrator may permit or require a recipient of an Award to defer all or part of such individual’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. Any such deferral shall be made in accordance with the terms and conditions of the applicable Company deferred compensation plan, program or arrangement. If such payment deferral is required or permitted, the Plan Administrator shall establish rules, and procedures for such payment deferrals in compliance with Section 409A or such other Applicable Laws.

Section 6.8    Minimum Vesting Period. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based Awards) to Eligible Employees and Officers shall vest no earlier than the first anniversary of the Date of Grant of such Award; provided, that the following Awards shall not be subject to the foregoing

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minimum vesting requirement: any (i) Substitute Awards; (ii) shares of Common Stock delivered in lieu of fully vested cash obligations; and (iii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the total number of Shares reserved for issuance under the Plan (subject to adjustment under Section 6.5 of the Plan); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in cases of Retirement, death, Disability or a Change in Control, in an applicable Award Document or otherwise.

ARTICLE 7. DIRECTOR PARTICIPANTS

Section 7.1    General. This Article 7 only applies to Director Participants.

Section 7.2    Award of Stock Units.

(a)    Full Awards. Subject to Section 6.3, if a Director is a member of the Board on the date of an Annual Meeting, on the first business day after each such Annual Meeting, he or she will be granted an annual Award of Stock Units with a Fair Market Value of $160,000. The amount determined will be rounded (either up or down) to the nearest whole Stock Unit subject to the Section 6.3 limits. The maximum number of Shares that may be subject to Awards granted in any calendar year to a Director is 10,000 Shares, subject to adjustment as provided in Section 6.5.

(b)    Pro Rata Awards. Subject to Section 6.3, if a Director is first appointed as a member of the Board after the date of an Annual Meeting, he or she will be granted his or her first annual Award of Stock Units on the day he or she is first appointed as a member of the Board. The actual number of Stock Units granted under this Section 7.2(b) will be based on the Fair Market Value of a Share as of the date the Director is first appointed as a member of the Board and shall be determined by multiplying the full annual Award of Stock Units set forth in Section 7.2(a) by the result from dividing the number of months before the next Annual Meeting by twelve; provided that for purposes of this calculation the numerator shall exclude the month in which the effective date of the Director’s appointment occurs and shall include the month in which the next Annual Meeting occurs.

(c)    Deferral, Payment, and Distribution Election Procedures. Except as otherwise provided in this Article 7, Awards of Stock Units under this Section 7.2 shall be automatically deferred and credited to a Director Participant’s Stock Unit Account in accordance with Section 7.7 and shall be paid in a single one-time payment of Shares (rounded to the nearest whole Share as determined under Section 26.12) within 60 days following the Director Participant’s Separation from Service as a member of the Board. Each year, however, a Director Participant may elect to receive some or all of his or her Stock Units on another date specified by the Director Participant by filing a Deferral and Distribution Election Form in accordance with the procedures set forth in Section 7.5.

(d)    Changes. The Board, upon recommendation of the Corporate Governance and Nominating Committee, may from time-to-time change the annual Award of Stock Units, including, but not limited to, changing the methodology, form, timing, amount or such other terms and conditions as the Board may determine but in all cases, subject to Section 6.3 hereof.

Section 7.3    Voluntary Deferral of Director’s Compensation.

(a)    Voluntary Deferral. A Director Participant may elect to make a voluntary deferral of his or her Director’s Compensation under this Section 7.3.

(b)    Deferral, Payment and Distribution Election Procedure. Except as otherwise provided in this Article 7, Stock Units resulting from Voluntary Deferral of Director’s Compensation shall be automatically deferred and credited to a Director Participant’s Stock Unit Account in accordance with Section 7.7 and shall be paid in a single one-time payment of Shares (rounded to the nearest whole Share as determined under Section 26.12) within 60 days following the Director Participant’s Separation from Service as a member of the Board. Each year, however, a Director Participant may elect to receive some or all of his or her Stock Units on another date specified by the Director Participant by filing a Deferral and Distribution Election Form in accordance with the procedures set forth in Section 7.5.

Section 7.4    Dividend Equivalents.

(a)    Calculation. Dividend Equivalents will be earned on an Award of Stock Units under Section 7.2 and Stock Units resulting from Voluntary Deferral of Director’s Compensation under Section 7.3 until no Stock Units remain in a Director

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Participant’s Stock Unit Account. Dividend Equivalents shall be credited to a Director Participant’s Stock Unit Account as of any Dividend Payment Date. Such Dividend Equivalents shall be expressed as a number of Stock Units equal to:

(i)

The number of Stock Units credited to a Director Participant’s Stock Unit Account as of the record date for the dividend multiplied by the value of the per Share cash amount of such dividend (or as determined by the Corporate Governance and Nominating Committee in the case of dividends paid other than in cash), divided by:

(ii)	The Fair Market Value of a Share as of the Dividend Payment Date.

(b)    Deferral, Payment, and Distribution Election Procedures. All Dividend Equivalents earned on Awards of Stock Units under Section 7.2 and Stock Units resulting from Voluntary Deferral of Director’s Compensation under Section 7.3 shall be automatically deferred until a Director Participant’s Separation from Service as a member of the Board and shall be paid in a single one-time payment of Shares (rounded to the nearest whole Share as determined under Section 26.12) within 60 days following the Director Participant’s Separation from Service as a member of the Board. Each year, a Director Participant may elect to receive some or all of his or her Dividend Equivalents earned on Stock Units on another date or in cash by filing a Deferral and Distribution Election Form in accordance with the procedures set forth in Section 7.5.

Section 7.5    Deferral and Distribution Elections.

(a)    Initial Deferral. A deferral and distribution election may be made electronically or by written notice filed with the Corporate Secretary of CEI on a Deferral and Distribution Election Form:

(i)	upon approval by the Plan Administrator, no more than 30 days after a person is first elected or appointed to the Board; or

(ii)

on or before December 31 of the calendar year prior to the calendar year in which the Award of Stock Units under Section 7.2 is made, Stock Units resulting from a Voluntary Deferral of Director’s Compensation under Section 7.3 are deferred, or the Dividend Equivalents are earned under Section 7.4.

(b)    Subsequent Deferral. A Director Participant may make a subsequent deferral of a distribution for any deferral election pertaining to an Award of Stock Units under Section 7.2 and associated Dividend Equivalents earned thereon under Section 7.4 to a date later than the date specified in an applicable Deferral and Distribution Election Form. Such subsequent deferral election may be made electronically or by written notice filed with the Corporate Secretary of CEI on a Deferral and Distribution Election Form and (i) shall not take effect until at least 12 months after the election is made; (ii) the subsequent deferral of payment is for a period of at least five years from the scheduled payment date in the case of an election not related to a Director Participant’s death; and (iii) an election related to a distribution upon a specified time or pursuant to a fixed schedule is made at least 12 months prior to the date the payment was originally scheduled to be paid.

(c)    Effective Date. A deferral and distribution election made on a properly executed Deferral and Distribution Election Form shall remain in effect for the year in which it relates; provided, that with respect to Dividend Equivalents, a deferral and distribution election is applicable to the Dividend Equivalents to be earned on Stock Units in the calendar year in which it relates, but shall not apply to any Dividend Equivalents paid in the following year for which the record date is earlier than the date the election is filed with the Corporate Secretary of CEI. A Deferral and Distribution Election Form may be revoked or modified by a new Deferral and Distribution Election Form filed with the Corporate Secretary of CEI within the time period specified in Sections 7.5(a) and Section 7.5(b), as applicable.

(d)    Terms and Conditions of Form. The Corporate Governance and Nominating Committee shall have authority to establish the terms and conditions applicable to the Deferral and Distribution Election Form.

Section 7.6    Vesting. Unless otherwise determined by the Corporate Governance and Nominating Committee, (i) Awards of Stock Units pursuant to Section 7.2 shall become vested upon the date the Stock Units are granted; (ii) Voluntary Deferral of Director’s Compensation pursuant to Section 7.3 shall become vested as of the date the Director’s Compensation would have been paid to him or her; and (iii) Dividend Equivalents applicable to a Director Participant’s Stock Unit Account pursuant to Section 7.4 shall become vested on the Dividend Payment Date.

Section 7.7    Stock Unit Accounts. CEI will create and maintain on its books one or more Stock Unit Accounts for each Director Participant. Each Stock Unit Account will be credited with all Stock Units that may be attributed to a Director Participant from time to time in connection with: (i) Awards of Stock Units under Section 7.2; (ii) Voluntary Deferral of Director’s Compensation under Section 7.3; or (iii) Dividend Equivalents credited under Section 7.4.

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ARTICLE 8. STOCK UNITS

Section 8.1    Grants of Stock Units. The Committee may grant one or more Stock Units to any Eligible Person, other than to a Director. The Stock Units may be granted without the payment of consideration.

Section 8.2    Terms and Conditions. The Committee may grant or impose such other terms and conditions on the Stock Units in an Award Document as it deems necessary or appropriate, including the vesting of such units, the timing and method of payment and the right to earn Dividend Equivalents, in all cases in compliance with Section 409A and such other Applicable Laws.

Section 8.3    Stock Unit Accounts. CEI will create and maintain on its books one or more Stock Unit Accounts for each Participant evidencing the grant of Stock Units. Each Stock Unit Account will be credited with all Stock Units that may be attributed to a Participant from time to time in connection with (i) grants of Stock Units, or (ii) Dividend Equivalents, if granted, subject to Section 8.4.

Section 8.4    Dividend Equivalents. The Committee may grant Dividend Equivalents in connection with Stock Units, under such terms and conditions as the Committee deems appropriate. Dividend Equivalents may be paid to Participants currently or may be deferred. All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Divided Equivalents may be accrued as a cash obligation, or may be converted to additional Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Dividend Equivalents may be payable in cash or shares of Common Stock or in a combination of the two, as determined by the Committee. Notwithstanding anything herein, no Dividend Equivalent shall be paid unless and until the Stock Unit in connection with which the Dividend Equivalent is granted vests.

ARTICLE 9. STOCK OPTIONS

Section 9.1    Grant of Options. Options may be granted to an Eligible Person, other than a Director, as the Committee may from time to time select without the payment of consideration. Any Eligible Person shall be eligible to receive one or more Options, subject to the limitations set forth in Section 6.1 and 6.2.

Section 9.2    Terms and Conditions. An Option granted under the terms of this Plan shall be in such form as the Committee may from time to time approve. Each Option shall be subject to the terms and conditions provided in this Article 9 and shall contain such other or additional terms, conditions or restrictions as the Committee may deem necessary or appropriate, including, without limitation, the treatment upon a Participant’s Separation from Service, but in no event shall such terms and conditions be inconsistent with this Plan and, in the case of Incentive Stock Options, with the provisions of the Code applicable to “Incentive Stock Options” as described in Code Section 422.

Section 9.3    Exercise Price. The exercise price per Share underlying an Option shall be determined by the Committee, but may not be less than 100 percent of the Fair Market Value of a Share on the Date of Grant. Notwithstanding the foregoing, the exercise price per Share underlying an Option that is a Substitute Award shall be determined in accordance with Section 409A and other Applicable Laws and may be less than the Fair Market Value of a Share on the Date of Grant provided that the excess of:

(i)	the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over

(ii)	the aggregate exercise price of such Shares,

does not exceed the excess of:

(i)

the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Plan Administrator) of the shares of the predecessor entity that were subject to the award assumed or substituted for by CEI, over

(ii)	the aggregate exercise price of such shares.

Section 9.4    Option Period. The period and the manner in which an Option may be exercised shall be fixed by the Committee; provided, that no Option shall be exercisable after the expiration of ten years from such Option’s Date of Grant.

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Section 9.5    Exercise of Option.

(a)    An Option may be exercised in whole or in part from time to time during the Option Period (or, if determined by the Committee, in specified installments during the Option Period) by giving notice of exercise to the Company or its designee or agent specifying the number of Shares to be purchased. Notice of exercise of an Option must be accompanied by payment in full of the exercise price either by cash or such other method as may be permitted by the Committee, including but not limited to (i) check, (ii) tendering (either actually or by attestation) Shares owned by a Participant having a Fair Market Value at the date of exercise equal to such exercise price, (iii) a third-party exercise procedure, or (iv) a combination of the foregoing. The Committee may, in lieu of delivering Shares covered by an Option upon its exercise, settle the exercise of the Option by means of a cash payment to a Participant equal to the positive difference between the Fair Market Value on the date of exercise and the exercise price, or by delivering Shares having an aggregate Fair Market Value equal to such a payment, or by a combination of both.

(b)    No Shares shall be delivered in connection with the exercise of an Option until full payment therefor has been made, including satisfaction of any applicable tax withholding obligations as set forth in Article 18. A Participant shall have the rights of a stockholder only with respect to Shares which have been issued to such person pursuant to such procedures established by the Company.

Section 9.6    No Dividends or Dividend Equivalents. Unless and until shares of Common Stock are issued following the exercise of any Option, no right to vote or receive dividends (except as provided in Section 6.5) or any other rights as a stockholder will exist with respect to the shares of Common Stock subject to an Option. No dividend or Dividend Equivalent shall be issued or paid with respect to any Option.

ARTICLE 10. RESTRICTED STOCK

Section 10.1    Grants of Restricted Shares. One or more shares of Restricted Stock may be granted to any Eligible Person, other than a Director, as the Committee may select from time to time. The Committee may grant Restricted Stock to a Participant on the Date of Grant without the payment of consideration. The Restricted Stock will be issued pursuant to such procedures established by the Company and will include a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the Restricted Stock until the expiration of the applicable Restriction Period.

Section 10.2    Restriction Period. At the time a Restricted Stock Award is granted, the Committee will establish a Restriction Period applicable to such Award which will be not less than one and not more than ten years. Each Restricted Stock Award may have a different Restriction Period, as determined the Committee.

Section 10.3    Terms and Conditions.

(a)    Upon issuance to a Participant of the Restricted Stock, the Participant will have the right to vote the Restricted Stock, and may, as determined by the Committee, receive the cash dividends distributable with respect to such Shares, provided that, the payment of dividends or Dividend Equivalents, whether they are paid in cash or in shares of Common Stock on any Restricted Stock shall be credited, deferred until, and conditioned upon, the satisfaction of the vesting terms and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. The Committee may direct the accumulation and payment of distributable dividends to the Participant at such times, and in such form and manner, as determined by the Committee in compliance with Applicable Laws. The Committee may impose such other terms and conditions on the Restricted Stock as it deems necessary or appropriate, including, without limitation, the vesting of such Shares, the timing and method of payment and the treatment upon the Participant’s Separation from Service.

(b)    Any shares of Restricted Stock, which are forfeited, will be transferred to CEI. Upon completion of the Restriction Period, all Award restrictions will expire and Shares representing the Award will be issued pursuant to such procedures established by the Company without any restrictive legends described in this Article 10.

Section 10.4    Waiver of Section 83(b) Election. Unless otherwise directed by the Committee, as a condition of receiving an Award of Restricted Stock, a Participant must waive in writing the right to make an election under Code Section 83(b) to report the value of the Restricted Stock as income on the Date of Grant.

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ARTICLE 11. PERFORMANCE-BASED RESTRICTED STOCK / PERFORMANCE UNITS

Section 11.1    Provision for Awards.

(a)    General. For Awards under this Article 11, the Committee will establish (i) the Performance Target(s) relative to the applicable Business Criteria, (ii) the applicable Performance Period, and (iii) the applicable initial value or target number of shares of Performance-Based Restricted Stock or Performance Units that are subject to the Award. Notwithstanding the fact that the Performance Target(s) have been attained, the Committee may pay an Award under this Article 11 of less than the amount determined by the formula or standard established pursuant to Section 11.1(b) or may pay no Award at all.

(b)    Business Criteria; Selection of Performance Target(s).

(i)    For purposes of this Plan and the Awards granted hereunder, “Business Criteria” shall mean such criteria as determined by the Committee, including without limitation, any one or more of the following criteria: stock price, earnings per share, price-earnings multiples, appreciation in value of shares, net income, operating revenue, operating income, pre-tax income, pro-forma net income, net sales, organization or sales growth, number of days sales outstanding in accounts receivable, productivity, operating margins, profit margins, economic value added, consolidated income before or after taxes (including earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, return on stockholder equity, total stockholder return, return on invested capital, expenses, book value, value of assets, expense management, improvements in capital structure, profitability, growth in assets, unit volume, sales, cash flow, market share, credit rating, clean energy and other energy goals, environmental, social or governance goals, human capital performance goals, regulatory compliance goals, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, customer satisfaction goals, collection, customer service goals, economic development, electric, gas, and/or steam system performance, employee development, safety, regulatory controls, business development goals, gross margins, retail sales, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions, divestitures or strategic partnerships, or any other financial, operating or other measurement deemed appropriate by the Committee.

(ii)    The specific Performance Target(s) for each Participant with respect to the Business Criteria shall be established by the Committee in writing prior to the start of the applicable Performance Period or at such later date as otherwise determined by the Committee in its sole discretion and while the outcome of the Performance Target(s) remains substantially uncertain. The Performance Target(s) with respect to any Performance Period may be established on a Company-wide basis or established with respect to one or more operating units, departments, divisions, acquired businesses, minority investments, partnerships or joint ventures, subsidiary, or Affiliate; and may be measured on an absolute or cumulative basis, on the basis of percentage of improvement over time, in terms of Company performance (or performance of the applicable operating unit, department, division, acquired business, minority investment, partnership, joint venture, subsidiary, or Affiliate), or relative to selected peer companies or a market index. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, the method of computing the specific amount that will represent the maximum amount of Award payable to a Participant if the Performance Target(s) are attained. The Performance Targets do not need to be uniform among the Participants.

(c)    Effect of Mid-Year Commencement of Service. If service as an Officer or Eligible Employee commences after the Performance Target(s) are established for a Performance Period, the Committee may grant an Award and establish Performance Target(s) for a Performance Period that is proportionately adjusted based on the period of actual service during the Year.

(d)    Adjustments. To preserve the intended incentives and benefits of an Award based on the achievement of one or more Business Criteria, the Committee may determine at the time the Performance Targets are established that certain adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period:

(i)	the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period;

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(ii)

the gain, loss, income or expense reported publicly by CEI with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, excluding gains or losses on the early extinguishment of debt;

(iii)	the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business, in whole or in part, or the sale of investments or non-core assets;

(iv)	the gain or loss from all or certain claims, litigation and/or regulatory proceedings and all or certain insurance recoveries relating to claims or litigation;

(v)	the impact of impairment of tangible or intangible assets;

(vi)	the impact of restructuring or business recharacterization activities, including but not limited to reductions in force, that are reported publicly by CEI; and

(vii)	the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year.

Each of the adjustments described in this Section 11.1(d) may relate to CEI as a whole or any part of CEI’s business or operations, as determined by the Committee at the time the Performance Targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Business Criteria, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any stock of CEI, to reflect any stock dividend, stock split, reverse stock split, spin off, split off, partial or complete liquidation, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar changes in such stock.

(e)    Committee to Determine Award. The Committee may determine the standard or formula pursuant to which each Participant’s Award shall be calculated, whether all or any portion of the amount so calculated will be paid or reduced, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of this Plan. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional terms and conditions of payment of Awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of this Plan. The Committee may not increase the maximum amount permitted to be paid to any individual under the terms of this Plan or pay Awards under this Article 11 if the applicable Performance Targets have not been met.

Section 11.2    Performance-Based Restricted Stock Awards.

(a)    Grants of Performance-Based Restricted Stock. Subject to Section 11.1, one or more shares of Performance-Based Restricted Stock may be granted to any Eligible Person, other than a Director, based on the achievements of pre-established Performance Targets during the Performance Period. The Performance-Based Restricted Stock will be granted to a Participant on the Date of Grant without the payment of consideration. The Performance-Based Restricted Stock will be issued in the name of the Participant pursuant to such procedures established by the Company and will include a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the Performance-Based Restricted Stock until the expiration of the applicable Restriction Period. The Committee may also impose such other restrictions and conditions on the Performance-Based Restricted Stock, as it deems necessary or appropriate.

(b)    Upon issuance to a Participant of the Performance-Based Restricted Stock, the Participant will have the right to vote the Performance-Based Restricted Stock, and may, as determined by the Committee, receive the cash dividends distributable with respect to such Shares, provided that such dividends shall be subject to the same restrictions on transferability and forfeitability as the Performance-Based Restricted Stock which respect to which they were paid. The Committee may direct the accumulation and payment of distributable dividends to the Participant at such times, and in such form and manner, as determined by the Committee consistent with Applicable Laws. Notwithstanding anything to the contrary, in no event shall any dividend or Dividend Equivalents payable with respect to Performance-Based Restricted Stock be paid unless and until any such shares of Performance-Based Restricted Stock to which any such dividends or Dividend Equivalents relate are vested.

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(c)    Restriction Period. At the time a Performance-Based Restricted Stock Award is granted, the Committee may establish a Restriction Period applicable to such Award, which will be no less than one nor more than ten years. Each Performance-Based Restricted Stock Award may have a different Restriction Period, as determined by the Committee.

(d)    Waiver of Section 83(b) Election. Unless otherwise directed by the Committee, as a condition of receiving an Award of Performance-Based Restricted Stock, a Participant must waive in writing the right to make an election under Code Section 83(b) to report the value of the Performance-Based Restricted Stock as income on the Date of Grant.

Section 11.3    Performance Units.

(a)    Subject to Section 11.1, one or more Performance Units may be granted to an Eligible Person, other than a Director, based on the achievement of preestablished Performance Targets during a Performance Period without payment of consideration.

(b)    Upon issuance to a Participant of a Performance Unit, the Participant may, as determined by the Committee, have the right to receive Dividend Equivalents with respect to such Performance Units, with such Dividend Equivalents treated as compensation to the Participant, provided that such Dividend Equivalents shall be subject to the same restrictions on transferability and forfeitability as the Performance Units which respect to which they were paid. The Committee may direct the accumulation and payment of Dividend Equivalents to the Participant at such times, and in such form and manner, as determined by the Committee consistent with the requirements of Section 409A and such other Applicable Laws. Notwithstanding anything to the contrary, in no event shall any dividend or Dividend Equivalents payable with respect to Performance Units be paid unless and until any such shares of Performance Units to which any such dividends or Dividend Equivalents relate are vested.

Section 11.4    Terms and Conditions.

(a)    As soon as practicable after the end of each Performance Period, the Committee will determine whether the Performance Targets and other material terms of the Award were satisfied. The Committee’s determination of all such matters will be final and conclusive.

(b)    As soon as practicable after the date the Committee makes the above determination, the Committee will determine the Award payment, if any, for each Participant. Before any payments are made under this Article 11, the Committee will be responsible for certifying in writing to CEI that the applicable Performance Targets have been met. For this purpose, approved minutes of the Committee in which such certification is made may be treated as a written certification.

(c)    The Committee may impose such other terms and conditions applicable to the Award as it deems necessary or appropriate, including, without limitation, the vesting of such Award, the timing and method of payment and the treatment upon a Participant’s Separation from Service.

(d)    Any shares of Performance-Based Restricted Stock that are forfeited will be transferred to CEI.

Section 11.5    Form and Timing of Payment. With respect to shares of Performance-Based Restricted Stock for which restrictions lapse, Shares will be issued to Participants pursuant to such procedures established by the Company without the restrictive legend described in Section 11.2(a). Each Performance Unit is payable in cash or Shares or in a combination of cash and Shares, as determined by the Committee. Such payment will be made after the Award payment is determined, but no later than March 15 of the year following the year that the Award payment is vested.

ARTICLE 12. STOCK APPRECIATION RIGHTS

Section 12.1    Grants of Stock Appreciation Rights. Stock Appreciation Rights may be granted under the terms of this Plan to an Eligible Person, other than a Director, in conjunction with an Option either at the Date of Grant or by amendment or may be separately granted, without the payment of consideration. Stock Appreciation Rights will be subject to such terms and conditions not inconsistent with this Plan as the Committee may impose.

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Section 12.2    Right to Exercise; Exercise Period. A Stock Appreciation Right granted pursuant to an Option will be exercisable to the extent the Option is exercisable. A Stock Appreciation Right granted independent of an Option will be exercisable pursuant to such terms and conditions established by the Committee.

Section 12.3    Failure to Exercise. If on the last day of the Option Period, in the case of a Stock Appreciation Right granted pursuant to an Option, or the specified Exercise Period, in the case of a Stock Appreciation Right granted to an Option, or the specified Exercise Period, in the case of a Stock Appreciation Right granted independent of an Option, a Participant has not exercised a Stock Appreciation Right, then such Stock Appreciation Right will be deemed to have been exercised by the Participant on the last day of the Option Period or Exercise Period.

Section 12.4    Payment. An exercisable Stock Appreciation Right granted pursuant to an Option will entitle a Participant to surrender unexercised the Option or any portion thereof to which the Stock Appreciation Right is attached, and to receive in exchange for the Stock Appreciation Right payment (in cash or Shares or a combination thereof as described below) equal to the excess of the Fair Market Value of one Share at the date of exercise over the Option price, times the number of Shares called for by the Stock Appreciation Right (or portion thereof) which is so surrendered. Upon exercise of a Stock Appreciation Right not granted pursuant to an Option, the Participant will receive for each Stock Appreciation Right payment (in cash or Shares or a combination thereof as described below) equal to the excess of the Fair Market Value of one Share at the date of exercise over the Fair Market Value of one Share at the Date of Grant of the Stock Appreciation Right, times the number of Shares called for by the Stock Appreciation Right (or portion thereof) which is exercised.

Section 12.5    Settlement. The Committee may direct the payment in settlement of the Stock Appreciation Right to be in cash or Shares or a combination thereof. Alternatively, the Committee may permit a Participant to elect to receive cash in full or partial settlement of the Stock Appreciation Right. The value of the Share to be received upon exercise of a Stock Appreciation Right shall be the Fair Market Value. To the extent that a Stock Appreciation Right granted pursuant to an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

Section 12.6    Terms and Conditions. A Stock Appreciation Right will lapse upon the earlier of: (i) 10 years from the Date of Grant; or (ii) at the expiration of the Exercise Period as set by the grant of the Stock Appreciation Right. The Committee shall have authority to establish in the Award Document the terms and conditions applicable to the Stock Appreciation Right as it deems necessary or appropriate, including, without limitation, the vesting of such Award and the treatment upon a Participant’s Separation from Service.

Section 12.7    No Dividends or Dividend Equivalents. A Stock Appreciation Right does not confer upon a Participant the same rights as a stockholder, and therefore, no dividends will be issued or paid to a Participant with respect to such Stock Appreciation Right, except as provided in Section 6.5 of the Plan. No dividends or Dividend Equivalent shall be issued or paid with respect to any Stock Appreciation Right.

ARTICLE 13. DIVIDEND EQUIVALENTS

Section 13.1    Grants of Dividend Equivalents.

(a)    Dividend Equivalents shall be granted under the terms of this Plan in conjunction with Stock Units granted to Director Participants only under the terms set forth in Article 7.

(b)    Dividend Equivalents may also be granted in conjunction with Stock Units granted under Article 8, at the Date of Grant, or in conjunction with Performance Units, at any time during the Performance Period, subject to the terms, conditions, restrictions or limitations if any, as the Committee may establish and as set forth in this Article 13, provided that no Dividend Equivalents may be granted in connection with, or related to, Options or Stock Appreciation Rights.

Section 13.2    Payment. Each Dividend Equivalent will entitle a Participant to receive an amount equal to the dividend actually paid with respect to a Share on each Dividend Payment Date from the Date of Grant to the date the Dividend Equivalent lapses as set forth in Section 13.3. Dividend Equivalents may be invested in additional Shares or units as determined by the Committee. The Committee may direct the payment of such amount at such times and in such form and manner as determined by the Committee and may impose such other terms and conditions as it deems necessary or appropriate that are consistent with the requirements of Section 409A and such other Applicable Laws. Notwithstanding anything herein, no Dividend Equivalents shall be paid unless and until the Award in connection with which the Dividend Equivalent is granted vests.

128	Consolidated Edison, Inc. Proxy Statement

Appendix C

Section 13.3    Lapse of a Dividend Equivalent. Each Dividend Equivalent will lapse on the earlier of (i) the end of the Performance Period (or if earlier, the date a Participant incurs a Separation from Service) of the related Performance Units or (ii) the lapse date established by the Committee on the Date of Grant of the Dividend Equivalent.

ARTICLE 14. OTHER EQUITY-BASED AWARDS

Section 14.1    Other Equity-Based Awards. The Committee shall have the authority to grant Awards in the form of Other-Equity Based Awards as it determines to be consistent with the purpose of this Plan and the interests of the Company, without the payment of consideration. The Committee shall determine the terms and conditions of any Other-Equity Based Award at the Date of Grant or thereafter.

Section 14.2    Dividends; No Dividend Equivalents. The recipient of an Other Equity-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents with respect to the number of shares of Common Stock covered by such Other Equity-Based Award, except that the Committee may determine, in its sole discretion, at the time of grant or, if no rights of the Participant are reduced, thereafter, to provide for the payment of dividends or Dividend Equivalents on such Other Equity-Based Award solely on or following the vesting of the Other Equity-Based Award. Notwithstanding the foregoing, the payment of dividends and/or Dividend Equivalents, whether they are paid in cash or in shares of Common Stock on any Other Equity-Based Award shall be credited, deferred until, and conditioned upon, the satisfaction of the vesting of and shall be subject to the same restrictions on transferability and forfeitability as the Other Equity-Based Award with respect to which they were paid.

ARTICLE 15. ACCELERATED AWARD PAYOUT/EXERCISE

Section 15.1    Change in Control. Notwithstanding anything in this Plan to the contrary, subject to the terms of this Article 15, in the event that (i) a Change in Control occurs and the Awards (other than Awards granted to a Director Participant) are either assumed, substituted or converted to similar grants of the surviving entity (or parent or subsidiary of the surviving entity), in each case, with value and terms that are at least equivalent to the Awards in effect immediately before the Change of Control, and (ii) a Participant (other than a Director Participant) incurs a CIC Separation from Service, the Participant will be entitled to accelerated vesting or payout (as set forth in Section 15.2) with respect to any outstanding Award. Notwithstanding anything in this Plan to the contrary, subject to the terms of this Article 15, in the event the Awards (other than Awards granted to a Director Participant) are not assumed, substituted or converted to similar grants of the surviving entity (or parent or subsidiary of the surviving entity), in each case, with value and terms that are at least equivalent to the Awards in effect immediately before the Change of Control, the Participant will be entitled to accelerated vesting or payout (as set forth in Section 15.2) with respect to any outstanding Award, as if on the date of the Change of Control, immediately following such Change of Control, the Participant incurred a CIC Separation from Service.

Section 15.2    Amount of Award Subject to Accelerated Vesting and Payout. The amount of a Participant’s outstanding Award that will be paid or vest upon a CIC Separation from Service, unless the Committee determines otherwise, will be determined as follows:

(a)    Stock Unit Awards. A Participant will be entitled to an accelerated Award payout, and the amount of the payout will be the balance of the number of Stock Units in his or her Stock Unit Account granted pursuant to Article 8, pro rated based on the number of months that have elapsed from the Date of Grant up to and including the date of the CIC Separation from Service.

(b)    Restricted Stock Awards. A Participant will be entitled to an accelerated Award payout, and the amount of the payout will be based on the number of shares of outstanding Restricted Stock that were granted on the Date of Grant plus any stock resulting from reinvested dividends (if any), pro rated based on the number of months that have elapsed from the Date of Grant up to and including the date of the CIC Separation from Service.

(c)    Stock Option Awards and Stock Appreciation Rights. Any previously granted Stock Options or Stock Appreciation Rights that are not vested upon the occurrence of a CIC Separation from Service will vest on a prorated basis, based on the number of months that have elapsed from the Date of Grant up to and including the date of the CIC Separation from Service. In addition, the Plan Administrator may provide, either at the time an Award is granted or at a later date, that any Stock Option or Stock Appreciation Right for which the exercise price is greater than the Fair Market Value of a Share may

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Appendix C

be canceled if, in the determination of the Plan Administrator, cancellation would reduce or eliminate any excise tax that otherwise would be imposed on the holder of such Stock Option or Stock Appreciation Right under Code Section 4999.

(d)    Performance-Based Restricted Stock and Performance Units. A Participant will be entitled to an accelerated Award payout, and the amount of the payout will be based on the number of shares of outstanding Performance-Based Restricted Stock and the number of Performance Units subject to the Award as established on the Date of Grant, prorated based on the number of months of the Performance Period that have elapsed from the Date of Grant up to and including the date of the CIC Separation from Service, and assuming that the Performance Targets were achieved at target levels.

Section 15.3    Timing of Accelerated Payout/Option Period/ Exercise Period. Subject to Article 16, accelerated payouts provided for in Section 15.2 will be made within 30 days after the occurrence of a CIC Separation from Service. When Shares are related to a cash payout, the amount of cash will be determined based on the Fair Market Value on the payout date.

Section 15.4    Stock Unit Account. Notwithstanding the foregoing, in the event that a Change in Control occurs, a Director Participant shall be entitled to an accelerated payout of his or her vested Stock Unit Account. The amount of the payout will be the balance of the number of Stock Units in his or her Stock Unit Account and shall be paid in a single one-time payment of Shares (rounded to the nearest whole Share as determined under Section 26.12) within 30 days following the occurrence of the Change in Control.

ARTICLE 16. RECOUPMENT OF AWARDS

Section 16.1    Recoupment. Any Award granted to an Officer Participant is subject to the Company’s Incentive-Based Compensation & Recoupment Policy, as may be amended from time to time, and/or any other Company recoupment policies or procedures that may be required under Applicable Laws or otherwise adopted by the Company or Committee or incorporated into any Award Document.

(a)    Unless otherwise provided by the Company or the Committee or as required under Applicable Laws, under the Incentive-Based Compensation & Recoupment Policy, appropriate actions, as determined by the Committee, will be undertaken by the Company to recoup the Excess Award Amount, as defined below, received by any Officer Participant when:

(i)

The Audit Committee of CEI determines that CEI is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under the securities laws (a “Restatement”);

(ii)	The Officer Participant received an Award during the three-year period preceding the date on which CEI is required to prepare a Restatement; and

(iii)

The amount of the Award received by the Officer Participant, based on the erroneous data, was in excess of what would have been paid to the Officer Participant under the Restatement (the “Excess Award Amount”).

(b)    Nothing herein shall preclude the Company or the Committee from imposing any type of recoupment provisions it may decide in its sole discretion with respect to Officer Participants or Employee Participants (or any subset of either group).

ARTICLE 17. SPECIFIED EMPLOYEES

Section 17.1    Specified Employees. Notwithstanding anything herein to the contrary, if a Participant is a “specified employee” for purposes of Section 409A, as determined under CEI’s established methodology for determining specified employees, on the date on which such Participant incurs a Separation from Service, any payment hereunder (including any provision or continued benefits) that is deemed to be a “deferral of compensation” subject to Section 409A shall be paid or commence to be paid on the fifteenth business day after the date that is six months following the Participant’s Separation from Service, provided, however, that a payment delayed pursuant to this Section 17.1 shall commence earlier in the event of a Participant’s death prior to the end of the six-month period.

130	Consolidated Edison, Inc. Proxy Statement

Appendix C

ARTICLE 18. TAX WITHHOLDING

Section 18.1    Tax Withholding. Pursuant to such methodology as determined by the Committee, the Company shall have the authority to withhold, or require a Participant to remit to the Company prior to issuance or delivery of any Shares or cash hereunder, an amount sufficient to satisfy the minimum statutory amount required by any applicable federal, state or local taxes, FICA, FICA-MED and SUTA withholding requirements associated with any Award. Subject to compliance with Applicable Laws, the Committee may permit or require the Participant to have any portion of any withholding or other taxes payable in respect to a distribution of Common Stock satisfied through (i) the payment of cash by the Participant to the Company, (ii) the withholding of amounts due the Participant from other compensation, (iii) the retention by the Company of Shares, or delivery of previously owned Shares, having a Fair Market Value on the date the tax withholding is required to be made equal to the withholding amount, (iv) the canceling of any number of Shares issuable in an amount sufficient to reimburse the Company for the amount it is required to withhold, or (v) any other method approved by the Committee. Any such Share withholding with respect to a Participant subject to Section 16(a) of the Exchange Act shall be subject to such limitations as the Committee may impose to comply with the requirements of Section 16 of the Exchange Act. Each Participant shall bear all expenses of, and be solely responsible for all federal, state and local taxes, FICA, FICA-MED and SUTA Taxes due with respect on any Award made under the terms of this Plan. All Awards will be reported to the IRS on the appropriate tax form.

ARTICLE 19. AMENDMENT, MODIFICATIONS AND TERMINATION

Section 19.1    Amendment of Plan. The Committee may at any time and from time to time alter, amend, suspend or terminate this Plan, any Award Document or any Award, in whole or in part, as it may deem advisable, except (i) no such action that would require the consent of the Board and/or the stockholders of CEI pursuant to any Applicable Laws, the listing requirement of any national securities exchange or national market system on which are listed any of CEI’s equity securities shall be effective without such consent; and (ii) no such action may be taken without the written consent of a Participant to whom any Award was previously granted, which materially adversely affects the rights of such Participant concerning such Award, except as such termination, suspension or amendment of this Plan is required by Applicable Laws. Upon termination, the administration will continue in effect until all matters relating to the payment of outstanding Awards and the administration of this Plan have been settled. Notwithstanding the foregoing, the Committee shall have broad authority to amend this Plan, an Award Document or any Award without the consent of a Participant to the extent it deems necessary or desirable to (x) comply with, take into account changes in, or interpretations of, Applicable Laws or (y) take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 6.5 of this Plan).

Section 19.2    Section 409A Compliance. This Plan is intended to satisfy the applicable requirements of Section 409A or an applicable exemption to Section 409A and shall be administered and interpreted consistent with such intent. If the Committee determines in good faith that any provision of this Plan does not satisfy such requirements or could otherwise cause any person to recognize additional taxes, penalties or interest under Section 409A, the Committee will modify, to the maximum extent practicable, the original intent of the applicable provision without violation of the requirements of Section 409A (“Section 409A Compliance”), and, notwithstanding any provision herein to the contrary, the Committee shall have broad authority to amend or to modify this Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure Section 409A Compliance. Any determination by the Committee shall be final and binding on all parties.

ARTICLE 20. NO IMPLIED RIGHTS

Section 20.1    No Rights to Continue Employment. Participating in this Plan shall not constitute a contract of employment between the Company and any person and shall not be deemed to be consideration for, or a condition of, continued employment of any person or affect any right of the Company to terminate any employee’s employment.

Section 20.2    No Rights to Continue as Director. Nothing contained in this Plan shall be deemed to confer upon any Director any right to remain a member of the Board or of the board of directors or analogous governing body of an Affiliate or in any way limit the right of a Company’s stockholders to terminate or fail to re-nominate or reelect any Director as a member of a Board.

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Section 20.3    No Rights to Awards. Nothing contained in this Plan shall be deemed to confer upon any employee or other person any claim or right to be granted an Award under the terms of this Plan.

ARTICLE 21. NONTRANSFERABILITY

Section 21.1    No Award or benefit provided under the terms of this Plan shall be subject to alienation, sale, transfer, assignment, pledge, encumbrance, attachment, execution, levy or garnishment or other legal process by creditors of a Participant, the Participant’s beneficiary or by the Participant (or by any person entitled to such Award or benefit under the terms of this Plan) except: (i) to the extent specifically mandated and directed by Applicable Laws; (ii) as requested by the Participant (or by any person entitled to such benefit under the terms of this Plan), and approved by the Committee to satisfy income tax withholding; (iii) as requested by the Participant and approved by the Committee to members of the Participant’s family, or a trust established by the Participant for the benefit of family members; (iv) by will; (v) by the laws of descent and distribution; (vi) pursuant to a beneficiary designation in accordance with Article 22 (Beneficiary Designation); or (vii) to the extent transfer of such Award or benefit is otherwise authorized by the Committee.

ARTICLE 22. BENEFICIARY DESIGNATION

Section 22.1    If a benefit is payable upon the death of a Participant, the Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom such benefit under the terms of this Plan is to be paid in the event of the Participant’s death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by CEI, and will be effective only when filed by the Participant in writing with the Company or its designate or agent during the Participant’s lifetime. In the absence of any such designation, or if such designated beneficiary or beneficiaries do not survive the Participant, to the extent benefits are payable and remain unpaid at the Participant’s death they shall be paid to his or her estate.

ARTICLE 23. SUCCESSORS

Section 23.1    All rights and obligations of CEI under the terms of this Plan shall be binding on any successor to CEI, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of CEI or other corporate reorganization in which CEI will not be the surviving corporation or in which the holders of the Common Stock will receive securities of another corporation. CEI and such successor shall be jointly and severally liable for all of CEI’s obligations under the terms of this Plan.

ARTICLE 24. UNFUNDED STATUS

Section 24.1    Unless otherwise determined by the Committee, this Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between CEI and any employee, Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the terms of this Plan, such rights shall constitute general, unsecured liabilities of CEI and shall not confer upon such person any right, title or interest in any assets of CEI and does not require a segregation of any assets of the Company.

ARTICLE 25. ACCOUNT STATEMENT

Section 25.1    CEI will maintain accounts, and credit thereto bookkeeping entries evidencing unfunded and unsecured general obligations of CEI. Annually, CEI will send to each Participant a statement of his or her account(s). This statement will include the account(s) balance and all activity since the last statement.

ARTICLE 26. GENERAL

Section 26.1    No Stockholder Rights Conferred. Nothing contained in this Plan will confer upon a Participant or beneficiary any rights of a stockholder of CEI unless and until Shares are in fact issued or transferred to such Participant or beneficiary pursuant to such procedures established by the Company.

Section 26.2    Employment Agreements. To the extent that an employment agreement with an Officer or employee is inconsistent with this Plan, the employment agreement shall govern.

132	Consolidated Edison, Inc. Proxy Statement

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Section 26.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

Section 26.4    Articles and Sections. Except where otherwise indicated by the context, any reference to an “Article” or “Section” shall be to an Article or Section of this Plan.

Section 26.5    Title and Headings. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

Section 26.6    Severability. If any part of this Plan is declared to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of this Plan. Any part of this Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such part of the fullest extent possible while remaining lawful and valid.

Section 26.7    Government and Other Regulations. The obligation of CEI to make payment of Awards in Shares or otherwise shall be subject to all Applicable Laws, and to such approvals by any government agencies as may be required. CEI shall be under no obligation to register under the Securities Act, any of the Shares issued, delivered or paid in settlement under the terms of this Plan. If Shares awarded under the terms of this Plan may in certain circumstances be exempt from registration under the Securities Act, CEI may restrict its transfer in such manner as it deems advisable to ensure such exempt status. If CEI determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award or deferral election would violate any applicable provision of Applicable Laws, then CEI may, in a manner consistent with any Applicable Laws, postpone any such exercise, nonforfeitability or delivery, as applicable, but CEI shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. If CEI deems necessary to comply with any Applicable Laws, CEI may require a written investment intent representation by a Participant or beneficiary and may require that a restrictive legend be affixed to certificates for Shares delivered under this Plan.

Section 26.8     Governing Law and Interpretation. The provisions of this Plan shall take precedence over any conflicting provision contained in an Award. All matters relating to this Plan or to Awards granted hereunder shall be subject to, and construed in accordance with, the laws of the State of New York.

Section 26.9    Expenses. The costs and expenses of administering this Plan shall be borne by the Company and shall not be charged against any Award or to any Participant or beneficiary receiving an Award.

Section 26.10    Relationship to Other Benefits. Any Awards under the terms of this Plan are not considered compensation for purposes of determining benefits under any pension, profit sharing, or other retirement or welfare plan, or for any other general employee benefit program unless specifically provided by any such plan or program.

Section 26.11    Ratification of Actions. By accepting any Award or other benefit under the terms of this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant’s acceptance and ratification of, and consent to, any action taken under the terms of this Plan by CEI, the Board, the Plan Administrator or the Committee.

Section 26.12    Fractional Shares. Any fractional Shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half and rounding up for fractions of equal to or more than one-half.

Section 26.13    Repricing. The Committee may not effect a Repricing of any Option or Stock Appreciation Right granted under the terms of this Plan without the approval of the Company’s stockholders. In addition, no Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash or other property (except in connection with a change in the Common Stock or the capitalization of the Company as provided in Section 6.5 above) if the exercise price of the Option or the grant price of the Stock Appreciation Right is equal to or less than the Fair Market Value of a Share at the time of such repurchase or exchange without the approval of the Company’s stockholders.

Consolidated Edison, Inc. Proxy Statement	133

conEdison, inc.
000004
ENDORSEMENT_LINE
SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
C123456789
000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Your vote matters – here’s how to vote!
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Consolidated Edison, Inc. Annual Meeting of Stockholders Proxy Card 1234 5678 9012 345
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all nominees listed, and FOR Proposals 2, 3 and 5 and one year on proposal 4.
1. Election of Directors:
01—Timothy P. Cawley
02—Ellen V. Futter
03—John F. Killian
04—Karol V. Mason
05—Dwight A. McBride
06—William J. Mulrow
For Against Abstain
07—Armando J. Olivera
08—Michael W. Ranger
09—Linda S. Sanford
10—Deirdre Stanley
11—L. Frederick Sutherland
2. Ratification of appointment of independent accountants.
3. Advisory vote to approve named executive officer compensation.
4. Advisory vote on frequency of future advisory votes on named executive officer compensation.
5. Approval of the company’s 2023 long term incentive plan.
1 Year 2 Years 3 Years Abstain
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C 1234567890
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1PCF 556731
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2023 Annual Meeting of Consolidated Edison, Inc. Stockholders
Monday, May 15, 2023, 10:00 a.m. EDT
Available via live webcast at www.virtualshareholdermeeting.com/ED2023
To access the virtual Annual Meeting via the webcast, you must obtain a virtual meeting access (“VMA”) control number as described in the proxy statement no later than 5:00 p.m., EDT, on Monday, May 8, 2023. The VMA control number is a 16-digit number that will provide you access to the Annual Meeting.
It does NOT replace the 15-digit Computershare control number that allows you to vote your shares.
We plan to hold the Annual Meeting by means of remote communications only. Please check the meeting materials for any special requirements for the Annual Meeting attendance.
YOUR VOTE IS IMPORTANT!
We strongly recommend that you vote in advance of the Annual Meeting.
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Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ED
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
CONSOLIDATED EDISON, INC. COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Timothy P. Cawley, John F. Killian and Michael W. Ranger and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company’s Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 15, 2023 at 10:00 a.m. EDT at www.virtualshareholdermeeting.com/ED2023, or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof.
Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 01—Timothy P. Cawley, 02—Ellen V. Futter, 03—John F. Killian,
04—Karol V. Mason, 05—Dwight A. McBride, 06—William J. Mulrow, 07—Armando J. Olivera, 08—Michael W. Ranger, 09—Linda S. Sanford,
10—Deirdre Stanley, and 11—L. Frederick Sutherland.
THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1), AND “FOR” PROPOSALS 2, 3, 5 AND ONE YEAR ON PROPOSAL 4.
(Items to be voted appear on reverse side.)
Non-Voting Items
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Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting of Stockholders.